     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2003
================================================================================
                                                  REGISTRATION FILE NO. 33-19718
                                                                       811-03915

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]

                      PRE-EFFECTIVE AMENDMENT NO.                      [ ]
                                                  ---
                      POST-EFFECTIVE AMENDMENT NO. 24                  [X]
                                                  ---

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                      ACT OF 1940                                      [ ]

                      AMENDMENT NO.  4                                 [X]
                                    ---
                        (CHECK APPROPRIATE BOX OR BOXES.)

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (319) 352-4090

          MARGARET GALLARDO-CORTEZ, ESQ.                               COPY TO:
        CUNA MUTUAL LIFE INSURANCE COMPANY                      STEPHEN E. ROTH, ESQ.
             5910 MINERAL POINT ROAD                       SUTHERLAND ASBILL & BRENNAN LLP
             MADISON, WISCONSIN 53705                       1275 PENNSYLVANIA AVENUE, N.W.
     (NAME AND ADDRESS OF AGENT FOR SERVICE)                  WASHINGTON, DC 20004-2415

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this registration statement.

 It is proposed that this filing will become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)
[X]      on May 1, 2003 pursuant to paragraph (b) of Rule 485
[ ]      60 days after filing pursuant to paragraph (a)(i)
[ ]      on [date] pursuant to paragraph (a)(i) of Rule 485

If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a new effective date for a previously filed post-effective amendment

                      TITLE OF SECURITIES BEING REGISTERED:
    Interests in Individual Flexible Premium Variable Life Insurance Policies

                                   PROSPECTUS

================================================================================

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                    ISSUED BY

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                     THROUGH
                        CUNA MUTUAL LIFE VARIABLE ACCOUNT

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500

================================================================================


This prospectus describes the MEMBERS Variable Universal Life flexible premium variable life insurance policy ("Policy") issued by CUNA Mutual Life Insurance Company through CUNA Mutual Life Variable Account ("Separate Account"). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire life of the Insured.

This prospectus provides information that a prospective Owner should know before investing. You should keep this prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate Net Premium and Accumulated Values to:

     o Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or

     o An Interest Bearing Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds available through the Separate Account accompanies this prospectus. Please read these documents before investing and save them for future reference.

The mutual funds available include:

o    Ultra Series Fund
      Money Market Fund
      Bond Fund
      Balanced Fund
      Growth and Income Stock Fund
      Capital Appreciation Stock Fund
      Mid-Cap Stock Fund
      Multi-Cap Growth Stock Fund

o    T. Rowe Price International Series, Inc.
      T. Rowe Price International Stock Portfolio




An investment in the Separate Account is not a bank or credit union deposit and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of premium (principal).

PLEASE REFER TO THE "SUMMARY OF POLICY BENEFITS AND RISKS" SECTION OF THIS PROSPECTUS THAT DESCRIBES CERTAIN RISKS ASSOCIATED WITH INVESTING IN A POLICY.

--------------------------------------------------------------------------------
  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS
     POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

TABLE OF CONTENTS



Summary of Policy Benefits and Risks .......................    3
Benefits Summary ...........................................    3
Risk Summary ...............................................    5
Fee Tables .................................................    8
CUNA Mutual Life Insurance Company .........................   12
     CUNA Mutual Life Insurance Company ....................   12
     The Interest Bearing Account ..........................   12
     Legal Proceedings .....................................   13
The Separate Account and the Funds .........................   13
     Ultra Series Fund .....................................   13
     T. Rowe Price International Series, Inc. ..............   14
The Policy .................................................   14
     Applying for a Policy .................................   14
     Flexibility of Premiums ...............................   15
     Allocation of Net Premiums ............................   15
     Lapse .................................................   15
     Reinstatement .........................................   15
     Premiums to Prevent Lapse .............................   16
     Death Proceeds ........................................   17
     Accelerated Benefit Option ............................   17
     Change of Specified Amount ............................   18
     Policy Values .........................................   19
     Transfer of Values ....................................   20
     Change of Allocations .................................   21
     Dollar-Cost Averaging .................................   21
     Surrender and Partial Withdrawals .....................   22
     Maturity ..............................................   22
     Payment of Proceeds/Settlement Options ................   23
     Policy Loans ..........................................   23
Charges and Deductions .....................................   24
Other Policy Benefits and Provisions .......................   27
     Conditions for Policy Issue ...........................   27
     Issue Date ............................................   28
     Owner, Beneficiary ....................................   28
     Right-to-Examine Period ...............................   28
     Conversion/Exchange of Policy .........................   29
     Transfer of Ownership .................................   29
     Addition, Deletion, or Substitution of Investments ....   29
     Voting Rights .........................................   30
     Distribution of Policies ..............................   31
Riders and Endorsements ....................................   31
Federal Income Tax Considerations ..........................   32
Financial Statements .......................................   36
Glossary ...................................................   36
Statement of Additional Information Table of Contents ......   38

SUMMARY OF POLICY BENEFITS AND RISKS
================================================================================

This summary describes important benefits and risks of the Policy and corresponds to sections in this prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.

                                BENEFITS SUMMARY

GENERAL BENEFITS OF THE POLICY


Like fixed benefit life insurance, the Policy offers a minimum death benefit and provides a Accumulated Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Accumulated Value to the Subaccounts. The amount and duration of life insurance protection and of Accumulated Value and Cash Value varies with the investment experience of the Accumulated Value you place in the Subaccounts.


As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.

PREMIUMS

The Policy requires an initial premium. The amount of your Policy's Specified Amount determines the amount of your initial premium. After you make the initial premium, you can pay subsequent premiums at any time while your Policy is In Force. The Company reserves the right to refuse any premium payment that is less than $25. The Company also reserves the right to refuse any premium or part of a premium which would increase the Face Amount of the Policy by more than the amount of the Premium.


     o The Policy provides for a planned annual premium. You are not required to pay premiums according to the plan. You can vary the frequency and amount of premiums, and can skip premiums. (If you do skip a premium, you may increase the likelihood that your Policy will Lapse.) We may reject any premiums after the Insured reaches Attained Age 95.





     o MINIMUM DEATH BENEFIT GUARANTEE. If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date the Policy will not Lapse during those years. The Target Premium will be shown on each Policy. Generally, it is determined by dividing the minimum premium by .60, and is stated on the specifications page of the Policy.


     o NO-LAPSE GUARANTEE. If at all times during the first three Policy years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy years, the no-Lapse guarantee is voided.



          In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Accumulated Value from the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. The Company will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

DEATH BENEFIT OPTIONS

o You must choose between two death benefit options under the Policy. Your selection will affect the Face Amount, the Monthly Deduction, and the Cash Value. Under either option, Death Proceeds are equal to:

               o    the Face Amount on the date of death; plus

               o    any premiums received after the date of death; minus


               o    Policy indebtedness


o    The Face Amount differs under the two death benefit options:

     o    The Face Amount under OPTION 1 is the          o    The Face Amount UNDER OPTION 2 is the
           greater of:                                         greater of:

          o    the Specified Amount; or                       o    the Specified Amount plus the
                                                                   Policy's Accumulated Value on the
          o    the Accumulated Value on the date of                date of death; or
               death multiplied by the Death Benefit
               Ratio.                                         o    the Accumulated Value on the date
                                                                   of death multiplied by the Death
                                                                   Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

You may select the Specified Amount, which the Company will normally require be at least $50,000 ($10,000 for Issue Ages 65 and over). You also may increase or decrease the Specified Amount, but you may not decrease it below $50,000 ($10,000 for Issue Ages 65 and over).

CANCELLATION, SURRENDER AND PARTIAL WITHDRAWALS

CANCELLATION: Once we issue your Policy, the Right-to-Examine Period begins. You may return the Policy during this period and receive a refund. A request to increase the Specified Amount also triggers a Right to Examine Period.

SURRENDER: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to surrender your Policy for its Net Cash Value.

     o    Federal income taxes and a penalty tax may apply to surrenders.

PARTIAL WITHDRAWALS: You may withdraw part of the net Cash Value using a Written Request, subject to the following rules.


     o Federal income taxes and a penalty tax may apply to partial withdrawals;



     o A partial withdrawal reduces the death benefit by at least the amount withdrawn;



     o Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either death benefit option 1 or death benefit option 2, a partial withdrawal will reduce both the Accumulated Value and the Face Amount by the amount surrendered but will not affect the COI. Under death benefit option 1, the Specified Amount is also reduced by the same amount, but the Specified Amount is not changed by a partial withdrawal under death benefit option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly COI and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly COI is less than it would have been without the surrender.



     o We may deduct a processing fee for each partial withdrawal. We currently do not deduct this fee.

TRANSFERS

Each Policy year, you may make:

     o Accumulated Value transfers from the Subaccounts to other Subaccounts and to the Interest Bearing Account at any time; and

     o Accumulated Value transfers from the Interest Bearing Account only during the 30 day period beginning on and immediately following the Policy Anniversary.

We may deduct a charge of $20 per transfer after the fourth transfer in a Policy year. We currently waive this charge.

LOANS

o Subject to certain conditions, you may borrow money from us using the Accumulated Value of your Policy as collateral. Loans may have tax consequences.

o To secure the loan, we transfer an amount of your Accumulated Value equal to the loan from the Subaccounts and Interest Bearing Account to the Loan Account, until the loan is repaid.

o Accumulated Value in the Loan Account earns interest at the guaranteed minimum rate of 6% per year.

o We charge you an interest rate of 8% per year on money that you borrow. Interest is accrued throughout the year and is payable at the end of each Policy year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy year. The interest rate charged on Loans is subject to change by the Company.

o You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as premiums.

o Outstanding loans and accrued interest are deducted from the death benefit to arrive at the Death Proceeds (the amount payable to the Beneficiary upon the Insured's death).

                                  RISK SUMMARY

INVESTMENT RISK

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that investment experience will be unfavorable and that your Accumulated Value will decrease. If you allocate Net Premiums or transfer Accumulated Value to the Interest Bearing Account, we credit your Accumulated Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 6.0%.

Because we continue to deduct charges from Accumulated Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional premium payments, then your Policy's Cash Value may fall to zero. In that case, the Policy may Lapse. WE DO NOT GUARANTEE ANY ACCUMULATED VALUE YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Accumulated Value, through partial withdrawals and loans.

RISK OF LAPSE

Certain circumstances will cause your Policy to enter a grace period during which you must make a sufficient premium payment to keep your Policy In Force:


     o If your Policy's Accumulated Value on a Monthly Day is too low to cover the Monthly Deduction, and the minimum death benefit guarantee and the no-Lapse guarantee are not in effect, then the Policy will enter a 61-day grace period. If the Policy enters the grace period, the Company will mail a notice of termination to the Owner. A grace period of 61 days will begin on the date the notice is mailed.



     o Whenever your Policy enters a grace period if you do not make a sufficient premium payment before the grace period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. To avoid the Policy Lapsing at the end of the grace period, the Owner must: (1) pay sufficient premium to increase the Net Cash Value to zero by the end of the grace period, or (2) if prior to the third Policy Anniversary, and no requested increase in Specified Amount was made, pay either the above amount or the amount needed to qualify for the no-Lapse guarantee. In addition to allowing the Policy to remain In Force, payment of the latter amount will reinstate the no-Lapse guarantee.


DEFERRED SALES CHARGE RISKS

Deferred sales charges play a role in determining whether your Policy will Lapse. The deferred sales charges under this Policy are significant, especially in the early Policy years. It is likely that you will receive no Cash Value if you surrender your Policy in the first few Policy years. You should purchase this Policy only if you have the financial ability to keep it In Force at the initial Specified Amount for a substantial period of time. You should not purchase this Policy if you intend to surrender all or part of the Cash Value in the near future. This Policy is designed to meet long-term financial goals. THIS POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

Even if you do not surrender your Policy, deferred sales charges may still help determine whether your Policy will Lapse. Cash Value (that is, Accumulated Value minus Deferred Charges) is one measure we use to determine whether your Policy will enter a grace period, and possibly Lapse. A SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

TAX RISKS

We anticipate that the Policy will be considered a life insurance contract under federal income tax law, so that the Death Proceeds paid to the Beneficiary will not be subject to federal income tax.


Depending on the total amount of premiums that you pay, your Policy may be treated as a modified endowment contract ("MEC") under federal income tax laws. If a Policy is treated as a MEC, then partial withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% federal penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach Age 59 1/2. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.



PARTIAL WITHDRAWAL RISKS



The Policy permits you to make a partial withdrawal, as long as the Specified Amount remaining after such withdrawal would not be less than $40,000 ($8,000 for issue ages 65 and over). A partial withdrawal reduces the Accumulated Value and Cash Value, so it increases the risk that the Policy will Lapse. It also increases the likelihood that either the minimum death benefit guarantee or the no-Lapse guarantee will not remain in effect. A PARTIAL WITHDRAWAL ALSO MAY HAVE ADVERSE TAX CONSEQUENCES.



A partial withdrawal reduces the death benefit. If you selected the level death benefit (Option 1), then when you make a partial withdrawal, the Specified Amount is reduced by the amount of the withdrawal. If you selected the variable death benefit (Option 2), then when you make a partial withdrawal, the death benefit is reduced because the Accumulated Value is reduced.

LOAN RISKS

A Policy loan, whether or not repaid, affects Accumulated Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Interest Bearing Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates in excess of 6.0% that we may, from time to time, credit to the Interest Bearing Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Interest Bearing Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Interest Bearing Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate of 8.0%, compounded annually.


Policy Indebtedness reduces the Death Proceeds and net Cash Value by the amount of such indebtedness. As with partial withdrawals, loans reduce the Net Cash Value of your Policy and therefore increase the likelihood that the Policy will Lapse or that the minimum death benefit guarantee or the no-Lapse guarantee would not remain in effect.


FUND RISKS

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Fund's prospectus for more information.

                                   FEE TABLES


The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Value among the Subaccounts and the Interest Bearing Account.



                                                TRANSACTION FEES
-------------------------------------------------------------------------------------------------------------------
        CHARGE                   WHEN CHARGE IS                              AMOUNT DEDUCTED
                                    DEDUCTED
-------------------------    ----------------------    ------------------------------------------------------------
                                                           MAXIMUM GUARANTEED
                                                                  CHARGE                      CURRENT CHARGE
-------------------------    ----------------------    ----------------------------    ----------------------------
PREMIUM EXPENSE              Upon receipt of each        0-3.5% of each premium           0-3.5% of each premium
CHARGE (Taxes)                  premium payment          payment, depending on the      payment, depending on the
                                                       Insured's state of residence    Insured's state of residence
-------------------------    ----------------------    ----------------------------    ----------------------------
                               Upon surrender or
SURRENDER CHARGE               Lapse during the
(DEFERRED SALES AND          first 9 Policy Years,
ADMINISTRATIVE               or during the first 9     $0.87 - $42.31 per $1,000 of    $0.87 - $42.31 per $1,000 of
CHARGE)(1)                        Policy Years          Specified Amount during the       Specified Amount during
                                  following an             first Policy Year(2)           the first Policy Year(2)
(Minimum and                 increase in Specified
Maximum Charge)                     Amount
-------------------------    ----------------------    ----------------------------    ----------------------------
                               Upon surrender or
                                Lapse during the
Charge for a male            first 9 Policy Years,
Insured, Attained Age         or during the first 9         $10.36 per $1,000 of            $10.36 per $1,000 of
41, in the preferred non-         Policy Years                Specified Amount                Specified Amount
smoker rating class.             following an
                             increase in Specified
                                    Amount
-------------------------    ----------------------    ----------------------------    ----------------------------
                                 At the time the
ACCELERATED DEATH              Accelerated Death                  $300                            $300
BENEFIT OPTION                 Benefit is paid
-------------------------    ----------------------    ----------------------------    ----------------------------
                                                          The lesser of: $25 per          The lesser of: $25 per
PARTIAL WITHDRAWAL               Upon partial            withdrawal, or 2% of the         withdrawal, or 2% of the
FEE                               withdrawal                 amount withdrawn                 amount withdrawn
-------------------------------------------------------------------------------------------------------------------



----------




(1) The deferred sales and administrative charge varies based on the Insured's Attained Age, gender, rating class, Policy Year, and Specified Amount (or increase in Specified Amount). The charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the charges for your Policy, and more detailed information concerning your charges is available on request from our Home Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the death benefit option, Specified Amount, planned premium, and riders you select.


(2) The surrender charge decreases annually each year during the first 9 Policy Years or the first 9 years after an increase in Specified Amount. After the 9th year, there is no charge.

                                                TRANSACTION FEES
-------------------------------------------------------------------------------------------------------------------
        CHARGE                   WHEN CHARGE IS                              AMOUNT DEDUCTED
                                    DEDUCTED
-------------------------    ----------------------    ------------------------------------------------------------
                                                           MAXIMUM GUARANTEED
                                                                  CHARGE                      CURRENT CHARGE
-------------------------    ----------------------    ----------------------------    ----------------------------
                                                          $50 for each Specified          $50 for each Specified
SPECIFIED AMOUNT                Upon increase in         Amount increase after the      Amount increase after the
INCREASE CHARGE                Specified Amount(3)        first in a Policy Year          first in a Policy Year
-------------------------    ----------------------    ----------------------------    ----------------------------
                              Upon every transfer
                              other than the first
TRANSFER FEE                   four transfers in a                 $20                             None
                                  Policy Year
-------------------------    ----------------------    ----------------------------    ----------------------------
                                 Upon exercise
EXECUTIVE BENEFITS PLAN        during the first 2                 $150                             None
ENDORSEMENT                      Policy Years
-------------------------    ----------------------    ----------------------------    ----------------------------
DUPLICATE POLICY FEE           Upon request for a                  $30                             $30
                                duplicate Policy
-------------------------------------------------------------------------------------------------------------------


The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.


                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------
        CHARGE                   WHEN CHARGE IS                              AMOUNT DEDUCTED
                                    DEDUCTED
-------------------------    ----------------------    ------------------------------------------------------------
                                                           MAXIMUM GUARANTEED
                                                                  CHARGE                      CURRENT CHARGE
-------------------------    ----------------------    ----------------------------    ----------------------------
                                On Policy Issue
POLICY FEE                      Date and Monthly                    $6(4)                           $6
                                     Days
-------------------------    ----------------------    ----------------------------    ----------------------------
                                On Policy Issue
                                Date and monthly         $0.0375 per $1,000 of             $0.0375 per $1,000 of
ADMINISTRATIVE CHARGE           on Monthly Day,          Specified Amount ($0.45 per      Specified Amount ($0.45
                              during Policy Years          $1,000 annually)                  per $1,000 annually)
                                     1 - 10
-------------------------------------------------------------------------------------------------------------------



---------
(3) We do not assess a Specified Amount increase charge for the first increase in a Policy Year.


(4)  $3.00 for Issue Ages 0-19.

                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------
        CHARGE                   WHEN CHARGE IS                              AMOUNT DEDUCTED
                                    DEDUCTED
---------------------------  ------------------------  ------------------------------------------------------------
                                                           MAXIMUM GUARANTEED
                                                                  CHARGE                      CURRENT CHARGE
---------------------------  ------------------------  ----------------------------    ----------------------------
COST OF INSURANCE(5)             On Policy Issue       $0.06 - $83.33 per $1,000 of    $0.06 - $83.33 per $1,000 of
                                Date and Monthly           Net Amount at Risk                Net Amount at Risk
(Minimum and Maximum Charge)          Days
---------------------------  ------------------------  ----------------------------    ----------------------------
     Charge for a male
     Insured, Attained Age    On Policy Issue Date      $0.2133 per $1,000 of Net        $0.2133 per $1,000 of Net
     41  in the non-smoker       and Monthly Days              Amount of Risk                  Amount at Risk
     rating class.
---------------------------  ------------------------  ----------------------------    ----------------------------
MORTALITY AND EXPENSE                Daily              at an annual rate of 0.90%      at an annual rate of 0.90%
RISK CHARGE                                             of Variable Account Value         of Variable Account Value
---------------------------  ------------------------  ----------------------------    ----------------------------
                                  On Policy
LOAN INTEREST SPREAD             Anniversary or                   2.00%                            0.50%
                             earlier as applicable(6)
---------------------------  ------------------------  ----------------------------    ----------------------------
RIDER CHARGES:(7)
---------------------------  ------------------------  ----------------------------    ----------------------------
Accidental Death Benefit
Rider                           On Policy Issue         $0.0383 - $0.155 per $1,000     $0.0383 - $0.155 per $1,000
                                Date and Monthly        of Accidental Death Benefit     of Accidental Death Benefit
(Minimum and Maximum Date             Days
Charge)
-------------------------------------------------------------------------------------------------------------------


----------

(5) Cost of Insurance varies based on the Insured's Attained Age, gender, rating class, Policy Year and Net Amount at Risk. The Cost of Insurance shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the guaranteed Cost of Insurance charge for your Policy. More detailed information concerning your Cost of Insurance is available on request from our Home Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the death benefit option, Specified Amount, planned premium, and riders you select.



(6) Loan interest must be paid in arrears on each Policy Anniversary, or, if earlier, on the date of loan repayments, Lapse, surrender, or the Insured's death. The loan interest spread is the difference between the rate of interest we charge you for a loan and the rate of interest we credit to your Loan Account. After the 10th Policy Year, the loan interest spread is 0.05%.



(7) Charges for the Accidental Death Benefit Rider, Children's Insurance Rider, Guaranteed Insurability Rider, Other Insured Rider, Term Insurance Rider, Disability Waiver of Monthly Deduction Rider, and Disability Waiver of Monthly Deduction and Premium Rider vary based on the Insured's Attained Age, gender, and rating class, and may vary based on Policy Year, Specified Amount, and Net Amount at Risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges for your Policy, and more detailed information concerning these rider charges is available on request from our Home Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the death benefit option, Specified Amount, planned premium, and riders that you select.

                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------
        CHARGE                   WHEN CHARGE IS                              AMOUNT DEDUCTED
                                    DEDUCTED
---------------------------- ----------------------    --------------------------------------------------------------
                                                           MAXIMUM GUARANTEED
                                                                  CHARGE                      CURRENT CHARGE
---------------------------- ----------------------    ----------------------------    ------------------------------
     Charge for a male
     Insured, Attained          On Policy Issue            $0.0592 per $1,000 of           $0.0592 per $1,000 of
     Age 36 in the non-         Date and Monthly          Accidental Death Benefit       Accidental Death Benefit
     smoker rating class.             Days
---------------------------- ----------------------    ----------------------------    ------------------------------
Children's Insurance             On Policy Issue       $0.75 per $1,000 of coverage    $0.75 per $1,000 of coverage
Rider                           Date and Monthly        ($9.00 per $1,000 annually)       ($9.00 per $1,000 annually)
                                      Days
---------------------------- ----------------------    ----------------------------    ------------------------------
Guaranteed Insurability
Rider                           On Policy Issue        $0.0725 - $0.1725 per $1,000    $0.0725 - $0.1725 per $1,000
                               Date and Monthly                of coverage                     of coverage
(Minimum and Maximum                 Days
Charge)
---------------------------- ----------------------    ----------------------------    ------------------------------
     Charge for a male
     Insured, Issue Age 0,      On Policy Issue           $0.0833 per $1,000 of           $0.0833 per $1,000 of
     in the standard           Date and Monthly                  coverage                        coverage
     rating class                    Days
---------------------------- ----------------------    ----------------------------    ------------------------------
Other Insured Rider             On Policy Issue        $0.06 - $83.33 per $1,000 of    $0.06 - $83.33 per $1,000 of
                               Date and Monthly          Net Amount at Risk plus         Net Amount at Risk plus
(Minimum and Maximum Charge)         Days                         $1.67                            $1.67
---------------------------- ----------------------    ----------------------------    ------------------------------
     Charge for a female
     Insured, Attained          On Policy Issue         $0.1342 per $1,000 of Net         $0.1275 per $1,000 of Net
     Age 36, in the non-       Date and Monthly         Amount at Risk plus $1.67         Amount at Risk plus $1.67
     smoker rating class             Days
---------------------------- ----------------------    ----------------------------    ------------------------------
Term Insurance Rider            On Policy Issue
                               Date and Monthly        $0.06 - $83.33 per $1,000 of    $0.06 - $83.33 per $1,000 of
(Minimum and Maximum Charge)         Days                        coverage                        coverage
---------------------------- ----------------------    ----------------------------    ----------------------------
Charge for a male
Insured, Attained Age           On Policy Issue            $0.2292 per $1,000 of          $0.1358 per $1,000 of
42, in the non-smoker          Date and Monthly                   coverage                       coverage
rating class                         Days
---------------------------- ----------------------    ----------------------------    ------------------------------
Disability Waiver of
Monthly Deductions              On Policy Issue          2.20% - 24.20% of Monthly       2.20% - 24.20% of Monthly
Rider                           Date and Monthly                 Deductions                     Deductions
                                      Days
     (Minimum and Maximum
     Charge)
-------------------------------------------------------------------------------------------------------------------

                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------
        CHARGE                   WHEN CHARGE IS                              AMOUNT DEDUCTED
                                    DEDUCTED
-------------------------    ----------------------    ------------------------------------------------------------
                                                           MAXIMUM GUARANTEED
                                                                  CHARGE                      CURRENT CHARGE
-------------------------    ----------------------    ----------------------------    ----------------------------
     Charge for a male
     Insured, Attained         On Policy Issue
     Age 35, in the non-       Date and Monthly         4.5% of Monthly Deductions      4.5% of Monthly Deductions
     smoker rating class             Days
-------------------------    ----------------------    ----------------------------    ----------------------------
Disability Waiver of
Premium and Monthly                                     2.20% - 24.20% of Monthly       2.20% - 24.20% of Monthly
Deductions Rider               On Policy Issue         Deductions and 2.2% to 12.2%    Deductions and 2.2% to 12.2%
                               Date and Monthly          of premium to be waived          of premium to be waived
                                    Days
     (Minimum and Maximum
     Charge)
-------------------------    ----------------------    ----------------------------    ----------------------------
     Charge for a male
     Insured, Attained          On Policy Issue         4.5% of Monthly Deductions     4.5% of Monthly Deductions
     Age 34, in the non-        Date and Monthly        and 2.25% of premium to be      and 2.25% of premium to be
     smoker rating class        Processing Days                  waived                           waived
-------------------------------------------------------------------------------------------------------------------



The next table describes the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The following table describes the minimum and maximum fees and expenses (before and waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2002.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):


                                                   MINIMUM      MAXIMUM
                                                   -------      -------
TOTAL ANNUAL FUND OPERATING EXPENSES                0.45%        1.05%



























CUNA MUTUAL LIFE INSURANCE COMPANY
================================================================================

CUNA MUTUAL LIFE INSURANCE COMPANY


CUNA Mutual Life Insurance Company (also referred to herein as the "Company," "we," "us," and "our") is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office is located at 2000 Heritage Way, Waverly, Iowa 50677-9202.


On July 1, 1990, we entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705-4456. CUNA Mutual and its subsidiaries and affiliates, including the Company are referred to herein as "CUNA Mutual Group."

THE INTEREST BEARING ACCOUNT


The Interest Bearing Account is part of the Company's general account. We use general account assets to support our insurance and annuity obligations other than those funded by various separate accounts. Subject to applicable law, we have sole discretion over investment of the Interest Bearing Account's assets. We bear the full investment risk for all assets contributed to the Interest Bearing Account. The Company guarantees that all Accumulated Value allocated to the Interest Bearing Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Interest Bearing Account is not available in New Jersey.

LEGAL PROCEEDINGS


We, like other life insurance companies, are often involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.


THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

We established the Separate Account on August 16, 1983. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We have the right to transfer to the General Account any assets of the Separate Account that are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for Mortality and Expense Charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of the Company by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.


We do not guarantee the investment experience of the Separate Account or of any Subaccount. Accumulated Value varies daily with the value of the assets under the Separate Account. The Death Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Proceeds payable upon the death of the Insured exceed the Accumulated Value, such amounts, like all other benefits payable under a Policy, are our general obligations and payable out of our General Account.


ULTRA SERIES FUND

MEMBERS Capital Advisors, Inc. serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Wellington Management Company, LLP serves as the investment subadviser for the Mid-Cap Stock Fund and the Multi-Cap Growth Stock Fund. Shares of the Ultra Series Fund also are offered to CUNA Mutual Group affiliated separate accounts and qualified retirement plans.

MONEY MARKET FUND. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity.

BOND FUND. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed-income securities with maturities of up to 30 years.

BALANCED FUND. This Fund seeks a high total return through the combination of income and capital growth.

GROWTH AND INCOME STOCK FUND. This Fund seeks long-term growth of capital with income as a secondary consideration.

CAPITAL APPRECIATION STOCK FUND. This Fund seeks long-term growth of capital.

MID-CAP STOCK FUND. This Fund seeks long-term capital appreciation by investing in mid-size and small companies.

Multi-Cap Growth Stock Fund. This Fund seeks long-term growth of capital through investments primarily in common stock of growth-oriented companies.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International, Inc. ("Price International") serves as the investment adviser to the T. Rowe Price International Stock Portfolio.


T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO. This Fund seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. Normally, at least 80% of the Fund's net assets will be invested in stocks.








MORE INFORMATION ABOUT THE FUNDS

In addition to the Separate Account, the Funds, other than those of Ultra Series Fund, may sell shares to separate accounts of other insurance companies to support variable annuity contracts and variable life insurance policies, or to certain pension and retirement plans qualifying under Section 401 of the Code.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUNDS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain Funds available under the Policy are very similar to the investment objectives and policies of other Funds that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Funds available under the Policy may be lower or higher than the investment performance of these other (publicly available) Funds. There can be no assurance, and we make no representation, that the investment performance of any of the Funds available under the Policy will be comparable to the investment performance of any other Fund, even if the other Fund has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

The Company has entered into agreements with the investment advisers of several of the Funds under which the investment adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Separate Account (and other separate accounts of the Company) in the Funds managed by that adviser. These percentages differ, and some advisers may pay us more than others. These fees are in consideration for administration services provided to the Funds by the Company. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

THE POLICY
================================================================================

APPLYING FOR A POLICY

To purchase a Policy, you must complete an application and submit it to an authorized sales representative. You must also pay an initial premium, as further described below, while the Insured is alive, on or before the Issue Date. All premiums after the initial premium must be paid to the Home Office.

FLEXIBILITY OF PREMIUMS

The Policy provides for a schedule of planned annual premiums determined by you. You are not required, however, to pay premiums in accordance with the schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay premiums after the initial premium at any time while the Policy is In Force.


If you want the no-Lapse guarantee to be in effect, you must make planned annual premium payments in an amount that, if paid each year for the first three Policy years, will keep the no-Lapse guarantee in effect. The specifications page of your Policy indicates the minimum premium. If you want the minimum death benefit guarantee to be in effect so that the Policy will not Lapse during the later of the Insured's Attained Age 65 or 10 years from the Issue Date, you must pay the Target Premium until the later of Attained Age 65 or 10 years from the Issue Date. The Target Premium is generally determined by dividing the minimum premium by .60, and is shown on the specifications page of your Policy.



If you do not choose to utilize the no-Lapse guarantee or minimum death benefit guarantee, the initial premium is at least one-twelfth (1/12) of the minimum premium. The minimum premium is the minimum annual amount that, if paid each year for the first three Policy Years, will keep the no-Lapse guarantee in effect for that time. The minimum initial premium for your Policy is shown on the Policy's data page.


We reserve the right to refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Internal Revenue Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

We reserve the right to refuse any Premium or part of a Premium that would increase the Face Amount by more than the amount of the Net Premium.

ALLOCATION OF NET PREMIUMS


You determine what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. The minimum allocation is 1% of any Net Premium using whole percentages. If the initial premium is received before we issue the Policy, it is held in the company's General Account until the Issue Date. On the Issue Date, the Net Premium is allocated to the Subaccounts and the Interest Bearing Account. Allocations are made by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocation is changed by the Owner.


LAPSE

If your Net Cash Value on any Monthly Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a grace period has begun under the Policy. If sufficient Net Premium is not paid during the grace period, the Policy will Lapse without value. The Net Premium required to terminate the grace period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions. If the Insured dies during the grace period, unpaid Monthly Deductions are deducted from the Death Proceeds.

REINSTATEMENT

You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:

          o You make a Written Request to reinstate the Policy within five years after the Lapse.

          o You provide satisfactory evidence of insurability (the Cost of Insurance rates following reinstatement will be based upon the risk classification of the reinstated Policy).

          o You pay Net Premiums in an amount sufficient to increase the Net Cash Value to zero by the end of the grace period, assuming no investment gains or losses.

          o You pay the amount of the Monthly Deductions due on the first three Monthly Days after the reinstatement is effective.


          o if Lapse occurs during the twelve months following the Issue Date or a Specified Amount increase, you pay an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on the date of reinstatement, computed as if the Lapse had not occurred.



A reinstatement becomes effective only after we approve it. The Company will reinstate Accumulated Value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on the date of Lapse or Deferred Charge on the date of reinstatement, computed as if the Policy had not Lapsed. After reinstatement, the Deferred Charges will be handled as if the Lapse had not occurred.


PREMIUMS TO PREVENT LAPSE

If your Policy meets the premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee. The guarantees described may vary by state.


          a. NO-LAPSE GUARANTEE: If at all times during the first three Policy years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been in Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy years, the no-Lapse guarantee is voided.



               In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to from the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. The Company will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.



          b. MINIMUM DEATH BENEFIT GUARANTEE: The minimum death benefit guarantee provides that the Company will pay a minimum amount of death benefit if, at all times, the sum of the premiums received to date, less all partial withdrawals and Policy loans, is at least equal to the monthly Target Premium multiplied by the number of months (plus one month) the Policy has been In Force. The Target Premium is stated on the specifications page of the Policy and is generally determined by dividing the minimum premium by 0.60. Thus, if the Owner pays a premium at least equal to the Target Premium each year, the Policy will reaming In force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse. The monthly Target Premium is the Target Premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.


               The Target Premium will be increased or decreased, as appropriate, when you request to increase or decrease in the Specified Amount, change the death benefit option, or add or delete riders.

               If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. We will mail you notice of this loss, after which you will have 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60 day grace period, the minimum death benefit guarantee cannot be reinstated.

               Where the minimum death benefit guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the monthly deduction during those first nine Policy years. During those years, any Monthly Deduction remaining after amounts in the deferred Charges Account have been exhausted will be waived. In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived.

DEATH PROCEEDS

Payment of Death Proceeds. When we receive satisfactory, written proof of the Insured's death, we will pay the Death Proceeds to the Beneficiary. If no Beneficiary survives the Insured, we will pay the Death Proceeds to you, if living, or to your estate.

We will pay Death Proceeds payable to your estate in one sum. We will pay Death Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Proceeds due may only be applied under settlement options we consent to.

We pay interest on single sum Death Proceeds from the date we receive proof of death (or from the date of the Insured's death, if required by law), until the date of payment. Interest is paid at an annual rate that we determine.

During the Insured's lifetime, you may elect a settlement option for the payment of the Death Proceeds. To make such an election, we must receive the written consent of all Irrevocable Beneficiaries and assignees. After the Insured's death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

Death Benefit Options 1 and 2. You may select one of two death benefit options. Your selection will affect the death benefit, the Monthly Deduction, and the Accumulated Value. Under either option, Death Proceeds are equal to the Face Amount on the date of death, plus any premiums received after the date of death, minus Indebtedness.

However, the Face Amount differs under the two Death Benefit Options. The Face Amount under OPTION 1 is the greater of (a) the Specified Amount, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. The Face Amount under OPTION 2 is the greater of (a) the Specified Amount plus the Policy's Accumulated Value on the date of death, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.


The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B. The death benefit factor decreases from year to year as the Attained Age of the Insured increases. Subject to additional underwriting, Owners may change their death benefit option while the Policy is In Force.


ACCELERATED BENEFIT OPTION

If you elect to receive an accelerated payment of the Death Benefit and provide us with satisfactory evidence that the Insured is terminally ill, we will advance up to 50% of a Policy's eligible Death Benefit subject to a $250,000 maximum per Insured. Terminal illness is a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. The eligible Death Benefit is the Death Benefit calculated without including Accumulated Value. We assess an administrative charge (of no more than $300) for an accelerated payment of the Death Benefit and deduct interest on the amount paid. As a result, the Death Proceeds payable to the Beneficiary upon the death of the Insured is reduced by an amount greater than the amount you receive as an accelerated benefit.

In order to be considered eligible, the coverage must:


     1)   be In Force other than as extended term insurance; and


     2) have more than two years until its maturity or expiration date, from the date written notification to exercise this benefit is received at the Home Office.


The accelerated benefit option is not available in all states and may vary by state. The tax consequences of accelerated benefits are uncertain and you should consult a tax advisor before exercising this option.

CHANGE OF SPECIFIED AMOUNT


You may change the Specified Amount at any time after the first Policy year by Written Request. Changing the Specified Amount may have tax consequences. If more than one increase is requested in a Policy year, we may charge $50 for each increase after the first. Changes are subject to the following conditions.


Decreases. After the decrease, the Specified Amount must be at least $50,000 ($10,000 for Issue Ages 65 and over). The decrease is effective as of the same Monthly Day or the following day the request is received at the Home Office. For purposes of determining the COI, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they became effective. A decrease does not result in reduced Deferred Charges.

Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase.


When an increase in Specified Amount occurs, the Owner will be given a Right-to-Examine Period and conversion/exchange right on the increase. In the event of exercise of the exchange right with respect to an increase in Specified Amount, the amount of Cash Value transferable to the new Policy shall be limited to the amount allocated to the increase in the Specified Amount.


The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).

Because the Deferred Charges are a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable Deferred Charge. In no instance, however, will the additional Deferred Charge exceed the lesser or $30 of the guideline annual premium for the increase or of the Cash Value and premiums paid which are allocable to the increase. No additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from Death Benefit Option 2 to Death Benefit Option 1.

Likewise, because the Administrative Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing Administrative Charge. As with the Deferred Charges, an increase resulting from a change in death benefit death option 2 to option 1 does not result in an increase in the Administrative Charge.

We reserve the right to require for a Specified Amount increase, the payment of additional premiums in an amount equal to the initial premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase.

The rating class assigned to an increase in Specified Amount may result in the use of a COI rate different than the COI rate charged on the original Specified Amount.

POLICY VALUES

Accumulated Value. The Accumulated Value is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of the Company's General Account into which is transferred an amount equal to any Policy loans. The Deferred Charges Account is part of the Company's General Account in which Policy values are held in support of the deferred sales and administrative charges.

Accumulated Value increases whenever:

          o    Investment gains occur in any Subaccount.

          o Interest is credited to the Policy for amounts held in the Interest Bearing Account.

          o Interest is credited to the Policy for any loan amounts held in the Loan Account.


          o    Additional Net Premiums are paid.


          o Policy dividends are paid into the Subaccounts or Interest Bearing Account.

Accumulated Value decreases whenever:

          o    Investment losses occur in any Subaccount.

          o    Monthly Deduction or service fees are paid.


          o    A partial withdrawal is made.



          o    Net Cash Value is reduced by the amount of the transfer charge.


Accumulated Value is unaffected when:

          o    A Policy loan is either disbursed or repaid.

          o Accumulated Value is transferred between any Subaccount or Interest Bearing Account and the Loan Account, between Subaccounts or between the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).


Accumulated Value is determined as of the end of each Valuation Period by adding the value attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account.



Accumulated Value in an Interest Bearing Account. As of the end of any Valuation Period, a Policy's value in the Interest Bearing Account is equal to:



                    o aggregate Net Premium allocated to the Interest Bearing Account; plus



                    o Accumulated Value transferred to the Interest Bearing Account; plus



                    o    interest credited to the Interest Bearing Account;
                         minus



                    o any partial withdrawals (including any applicable surrender charges deducted); minus



                    o any transfers of Accumulated Value from the Interest Bearing Account (including any transfer fees); minus



                    o the aggregated portion of monthly deductions made from the Interest Bearing Account; less



                    o the Interest Bearing Account's portion of any Increase of Specified Amount Charge.



Accumulated Value in the Subaccounts. Accumulated Value in a Subaccount reflects the investment experience of that Subaccount and the Accumulated Value in all Subaccounts reflects the weighted investment experience of those Subaccounts.

The Accumulated Value in any Subaccount as of the Policy Issue Date is equal to the amount of the initial Net Premium allocated to that Subaccount. For subsequent Valuation Periods, the Accumulated Value in the Subaccount is equal to that part of any Net Premium allocated to and any Accumulated Value transferred to the Subaccount during the Valuation Period, adjusted by dividends, realized and unrealized net capital gains and losses during the Valuation Period, and decreased by partial withdrawals (including any applicable surrender charges) from the Subaccount during the Valuation Period and by any transfers of Accumulated Value (including any transfer fees) from the Subaccount during the Valuation Period.



Net Premiums allocated to a Subaccount and Accumulated Value transferred to a Subaccount are converted into Units. For each such allocation or transfer, the number of Units of a Subaccount credited to a Policy is determined by dividing the dollar amount of the allocation or transfer directed to the Subaccount by the value of the Subaccount's Unit for the Valuation Period during which the allocation or transfer is made. Therefore, Net Premium allocated to or Accumulated Value transferred to a Subaccount increases the number of the Subaccount's Units credited to the Policy as of the end of the Valuation Period for which they are credited.



Certain events reduce the number of Units of a Subaccount credited to a Policy. Partial withdrawals or transfers of Accumulated Value from a Subaccount result in the cancellation of an appropriate number of Units of that Subaccount, as do:
(1) surrender of the Policy, (2) payment of the Death Proceeds, and (3) the deduction of that Subaccount's share of the monthly deduction or any applicable Increase of Specified Amount Charge. Units are cancelled as of the end of the Valuation Period during which the transaction is executed or the Company receives notice regarding the event.



The value of a Unit for a Subaccount is calculated for each Valuation Period subtracting (2) from (1) and dividing the result by (3) where:



                  (1) is: (a) the net assets of the Subaccount as of the end of the Valuation Period; (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.



                  (2) is a daily factor representing the mortality and expense risk charge multiplied by the number of days in the Valuation Period.



                  (3) is the number of Units outstanding as of the end of the Valuation Period.



The Unit Value usually increase or decrease from one Valuation Period to the next and varies between Subaccounts.


TRANSFER OF VALUES


You may make the following transfers of Accumulated Value: (1) between Subaccounts at anytime; (2) from a Subaccount to the Interest Bearing Account at any time; and (3) from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary. The first four transfers in a Policy year are free. The Company may charge $20 for the fifth and each additional transfer in a Policy year. We currently waive this fee. All transfer requests received as of the same Valuation Day are treated as one transfer for the purposes of assessing the transfer fee.



Transfers must be made by Written Request. The Written Request will take effect as of the day it is received at the Home Office. You also may make transfers by telephone if we have a signed telephone transfer authorization form from you. We cannot, however, guarantee that telephone transfer privileges will be available at all times. We will exercise reasonable care to prevent unauthorized telephone transactions. For example, we will:

          o    Record calls requesting transfers.

          o Ask the caller questions in an attempt to determine if you are the caller.

          o Transfer funds only to other Subaccounts and to the Interest Bearing Account.

          o    Send a written confirmation of each transfer.

We also permit written transfer requests by facsimile provided that we have an original signed fax authorization from you. We reserve the right to discontinue allowing telephone and fax transfers at any time and for any reason. In the event we discontinue this privilege, we will send written notice to all Owners who have currently valid telephone and fax authorizations on file. Please note that the use of facsimile may not always be available. Any facsimile operation can experience outages or slowdowns for a variety of reasons that may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by calling or writing our Home Office.

If we use reasonable procedures and believe the instructions to be genuine, you bear the loss if someone gives unauthorized or fraudulent telephone or facsimile transfer requests to us.

A request to transfer Subaccount Values to other Subaccounts and/or the Interest Bearing Account or from the Interest Bearing Account to one or more Subaccounts which is received before 3:00 p.m. Central Standard Time will take effect as of the day it is received. Transfer requests received after that time are processed as of the following Valuation Day.

We further reserve the right to restrict the ability to transfer Accumulated Value among Subaccounts and/or the Interest Bearing Account if we believe such action is necessary to maintain the tax status of the Policies.

CHANGE OF ALLOCATIONS

You may request a change in the allocation of future Net Premiums in writing or by telephone. You may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account in writing or by telephone. Any allocation to, or withdrawal from, a Subaccount or Interest Bearing Account must be at least 1% of Net Premiums and only whole percentages are allowed. Changing the death benefit option may have tax consequences.

Allocation changes requested by telephone or fax will be followed only if you have a telephone or fax authorization on file at the Home Office.

A telephone or fax request to change allocation of premiums will be effective for the first premium payment on or following the date the request for change is received at the Home Office. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received at the Home Office.

DOLLAR-COST AVERAGING

If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly basis) specified dollar amounts from the Money Market Subaccount to other Subaccounts. The fixed dollar amount will purchase more accumulation units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per accumulation unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

The minimum transfer amount for dollar-cost averaging is the equivalent of $200 per month. If less than $200 remains in the Money Market Subaccount, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be stated in whole percentages.

Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Accumulated Value in the Money Market Subaccount is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Accumulated Value in the Money Market Subaccount has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the four free transfers in a Policy year. We reserve the right to discontinue offering dollar-cost averaging at any time and for any reason.

SURRENDER AND PARTIAL WITHDRAWALS


You may, by Written Request, make surrenders or partial withdrawals under your Policy, subject to obtaining the prior written consent of all assignees or irrevocable Beneficiaries. A surrender or partial withdrawal of the Policy is effective as of the date we receive a Written Request. The effective date of any surrender or partial withdrawal is the date the Written Request for either is received by the Company at its Home Office. Payments generally are made within seven days of the effective date unless a suspension of payments is in effect. SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE ADVERSE TAX CONSEQUENCES. For information on possible tax effects of surrenders and partial withdrawals, see Tax Treatment of Policy Proceeds.


Policy Surrender. You may surrender the Policy for its Net Cash Value, in which case we may require the return of the Policy. The Company will determine the Net Cash Value as of the end of the Valuation Period during which the surrender date occurs. The Policy and all insurance terminate upon surrender.


Partial Withdrawals. You may take a portion of your Policy's Net Cash as a partial withdrawal. You may specify the allocation percentages among the Subaccount(s) and Interest Bearing Account from which the partial withdrawal is to be made. The Company will not deduct any contingent deferred sales or administrative charges in the case of a partial withdrawal, but may apply a service charge against the amount withdrawn equal to the lesser of $25 or 2% of that amount. If no specification is made, the Company will withdraw the amount from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are deducted. If there is insufficient Accumulated Value to follow these percentages, the partial withdrawal amount will be withdrawn on a pro rata basis based on the Accumulated Value in the Subaccounts and Interest Bearing Account. The partial withdrawal fee is deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis, unless otherwise directed by the Owner. We currently waive the partial withdrawal fee.



No partial withdrawal will be allowed if the Specified Amount remaining under the Policy would be less than $40,000 ($8,000 if Issue Age is 65 and over).



Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either Death Benefit option, a partial withdrawal will reduce both the Accumulated Value and Face Amount by the amount surrendered but will not affect the COI. Under Death Benefit Option 1, the Specified Amount is also reduced by the same amount. The Specified Amount is not changed by a partial withdrawal under Death Benefit Option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly COI and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly COI is less than it would have been without the surrender.


MATURITY


The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date and you will receive maturity proceeds equal to the Net Cash Value as of that date, unless state law permits the extension of the maturity date, the tax consequences associated with continuing the Policy beyond the Insured's 100th birthday are uncertain and you should consult a tax adviser.

PAYMENT OF PROCEEDS/SETTLEMENT OPTIONS

There are several options for receiving Death Proceeds, surrender proceeds, and maturity proceeds, other than in a lump sum. None of these options vary based upon the performance of the Separate Account. Proceeds payable to other than a natural person will be applied only under settlement options agreed to by the Company. For more information concerning the options listed below, please contact the Home Office. The available settlement options are as follows:

     o    Interest Option

     o    Installment Option

     o    Life Income - Guaranteed Period Certain

     o    Joint and Survivor Life

POLICY LOANS

General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 80% (90% for Virginia residents) of the Cash Value of the Policy as of the date of the loan. You must obtain the written consent of all assignees and Irrevocable Beneficiaries before the loan is made. The Policy will be the sole security for the loan.

The loan date is the date a written loan request containing the necessary signatures is received at the Home Office. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payments is in effect.

Interest. We charge interest on amounts that you borrow. The interest rate charged is 8% and is an effective annual rate compounded annually on the Policy Anniversary. This rate is subject to change by the Company. Interest accrues on a daily basis from the loan date. Interest is due and payable at the end of each Policy year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.


We credit Loan Account with interest at an effective annual rate of 6%. On each Policy Anniversary, interest earned on amounts in the Loan Account since the preceding Policy Anniversary is transferred to the Subaccounts and the Interest Bearing Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.


Loan Collateral. To secure a Policy loan to you, we withdraw an amount equal to the loan out of the Subaccounts and the Interest Bearing Account and transfer this amount into the Loan Account to be held there until the loan is repaid. You may specify how this transferred Accumulated Value is allocated among the Subaccounts and the Interest Bearing Account. If you do not specify the allocation, we make the allocation in the based on the proportion that Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If you make a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as you have specified, we will withdraw the loan amount from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Loan Repayment. Any Indebtedness may be repaid at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as premiums. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and the Interest Bearing Account in the same manner as premiums are allocated.

Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Accumulated Values because the investment results of the Subaccounts and current interest rates credited on Interest Bearing Account value do not apply to Accumulated Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Accumulated Value being held as collateral in the Loan Account.

Depending on the investment results of the Subaccounts or credited interest rates for the Interest Bearing Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Cash Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax and a 10% federal penalty tax. See "Federal Income Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a MEC-defined term, loans may be currently taxable and subject to a 10% federal penalty tax.


CHARGES AND DEDUCTIONS
================================================================================


PREMIUM EXPENSE CHARGE. We deduct from premiums for Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the specifications page of your Policy.


MONTHLY DEDUCTION. The Monthly Deduction due on each Monthly Day will be the sum of:

          o    the Cost of Insurance for that month; plus

          o    the monthly Policy fee; plus

          o    the monthly administrative fee; plus

          o    the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is made by redeeming the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the second through ninth Policy years, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction. The excess amount will include interest earned in the account and, when the Monthly Day falls on a Policy Anniversary, the amount released from the Deferred Charges Account.


On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-Lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, the Company will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been exhausted.


In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by the Company if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 5% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.


COST OF INSURANCE. This charge compensates the Company for the expense of underwriting the Face Amount. The Company determines a COI rate on each Monthly Day. The COI rate for the Policy is determined by the Insured's Attained Age, sex, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled Unisex Policies.) Attained Age means Age on the most recent Policy Anniversary. COI rate charges depend on the Company's expectations as to future mortality experience. The monthly COI rate does not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, the Company may charge less than these rates. While not guaranteeing to do so, the Company intends to charge less than the guaranteed maximum insurance rates after the 10th Policy year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables, Age last birthday.


The COI is determined by multiplying the COI rate by the Net Amount at Risk for a Policy. Under death benefit option 2, the Net Amount at Risk is always the Specified Amount. Under death benefit option 1, the Net Amount at Risk is the Specified Amount less the Accumulated Value. Therefore, under death benefit option 1, all of the factors that affect Accumulated Value affect the Net Amount at Risk. For a Policy where there has been an increase in the Specified Amount, there is a Net Amount at Risk associated with the initial Specified Amount and a Net Amount at Risk associated with the increase. The COI rate applicable to the initial Specified Amount is usually less than that for the increase. Likewise, the Net Amount at Risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the Net Amount at Risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Accumulated Value is first used to offset the initial Specified Amount, and any Accumulated Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.


MONTHLY POLICY FEE. The monthly Policy fee is a fee the Company charges to compensate it for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

MONTHLY ADMINISTRATIVE FEE. The Company assesses an administrative fee of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse the Company for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. The fee will not be decreased in the event of a Specified Amount decrease. This fee is charged only during the first 10 Policy years of the Policy or, on an increase in Specified Amount, during the first 10 Policy years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies.

COST OF ADDITIONAL BENEFITS. The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.


MORTALITY AND EXPENSE RISK CHARGE. The Company deducts daily a mortality and expense risk charge of .00002466% of the Policy's Net Asset Value in the Separate Account (and the Policy's Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to 0.9% of the daily value of the net assets of the Separate Account (and the value in the general account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by the Company is that the actual expense will be greater than that expected by the Company. If proceeds from this charge are not needed to cover mortality and expense risks, the Company may use proceeds to finance distribution of the Policies or for any other lawful purpose.



CONTINGENT DEFERRED SALES AND ADMINISTRATIVE CHARGES. To reimburse the Company for sales expenses and Policy issue expenses, the Company deducts contingent deferred sales and administrative charges from the proceeds in the event of a complete surrender of the Policy during the first ten years. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy years 2 through 9 is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the Policy, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. In no instance will the charge exceed 30% of the lesser of premiums paid or the "guideline annual premium." The "guideline annual premium" is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy In Force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return. If you would like to obtain the guideline annual premium specific to your contract, please contact the Company.

The Deferred Charges vary by the Age of Insured , sex, and smoking status. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix B in the statement of additional information.



The Company uses the contingent deferred administrative charge to recover the first-year costs of underwriting and issuing the Policy. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy years. The Company will not deduct any Deferred Charges from the proceeds in the event of a partial withdrawal of the Policy. The Deferred Charges generally build up monthly during the first Policy year in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy year is:


                 Beginning                      Percentage of
                Policy Year              Deferred Charges Remaining
                -----------              --------------------------
                    2                               95%
                    3                               90%
                    4                               85%
                    5                               75%
                    6                               65%
                    7                               50%
                    8                               35%
                    9                               20%
                   10+                               0%


At the time the Policy is issued, the first month's portion of the Deferred Charges is placed in a non-segregated portion of the general account of the Company, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with the Company crediting additional interest, at its option, from time to time. At the next Monthly Day, taking into account the interest earned, the Company will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

The Company will do the same for each month of the first Policy year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in subsequent years. The transfers will continue until the Deferred Charges equal premiums required in the first year to completely fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

The Company will release on the first Monthly Day of the second Policy year the amount in the Deferred Charges Account in excess of 95% of the first Policy year Deferred Charges, taking into account the interest earned. This process continues each Policy year until the 10th Policy year or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. The Company will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:

          o    to pay surrender charges upon full surrender of the Policy;

          o to release amounts back to the Separate Account and/or Interest Bearing Account on the second through ninth Policy Anniversaries; and

          o to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-Lapse guarantee or minimum death benefit guarantee is in effect.

In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.


Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy year, additional amounts will be transferred to the Deferred Charges Account. This process of using Deferred Charges to pay the Monthly Deduction will continue every Monthly Day that: (1) there is insufficient Net Cash Value to pay the Monthly Deduction; and (2) the no-Lapse guarantee or minimum death benefit guarantee are in effect; and (3) the Policy is not beyond the ninth Policy year. An administrative charge of $300 may be charged if an Owner elects to receive an accelerated benefit while terminally ill.



PARTIAL WITHDRAWAL FEE. If a partial withdrawal is made, the Company will not deduct any contingent deferred sales or administrative charges, but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial withdrawal. These fees are currently waived by the Company.


TRANSFER FEE. An Owner may transfer a Policy's Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, the Company allows four transfers in each Policy year without charge. After four transfers in any given Policy year, the Company may deduct $20 per transfer from the amount transferred. These fees are currently waived by the Company.

FEDERAL AND STATE INCOME TAXES. Other than Premium Taxes (and taxes in lieu of Premium Taxes), no charges are currently made against the Separate Account and/or Interest Bearing Account for federal or state income taxes. In the event the Company should determine that any such taxes will be imposed, the Company may make deductions from the Separate Account and/or Interest Bearing Account to pay such taxes.

DUPLICATE POLICY CHARGE. You can obtain a certification of your policy at no charge. There will be a $30 charge for a duplicate policy.


CHANGE OF SPECIFIED AMOUNT CHARGE. The Company will assess a $50 charge for each change in Specified Amount after the first in a Policy year. This charge compensates the Company for administrative expenses associated with underwriting the increase in Specified Amount.



FUND EXPENSES. Expense of the Funds, including fees and charges, are discussed in the Funds' prospectuses and in their statements of additional information available from the address shown on the first page of this prospectus.


OTHER POLICY BENEFITS AND PROVISIONS
================================================================================

CONDITIONS FOR POLICY ISSUE

The minimum Specified Amount for this Policy is $50,000 ($10,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of Age. The Company requires evidence of insurability satisfactory to it before issuing a Policy. In some cases, this evidence will include a medical examination. Smoker rates are determined based on Age, sex, and duration. Higher rates are charged if the Company determines that for some reason the Insured is a higher mortality risk. Nonsmoker rates are charged for nonsmokers over the Age of 19 who have completed and returned to the Company a Nonsmoker Statement, and when required by underwriting guidelines, a Part 2 Health Statement.

ISSUE DATE

The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.

OWNER, BENEFICIARY

You are the person who purchases the Policy and is named in the application. You may not be the Insured. You may name one or more Beneficiaries in the application. Beneficiaries may be primary or contingent. If no primary Beneficiary survives the Insured, payment is made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.

You may change the Beneficiary while the Insured is living. The written consent of all Assignees and Irrevocable Beneficiaries must be obtained before such a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

RIGHT-TO-EXAMINE PERIOD

The Owner may cancel the Policy before the latest of the following three events:

          o    45 days after the date of the application;

          o 20 days after the Company has personally delivered or has sent the Policy and a Notice of Right of Withdrawal to the Owner by first class mail; or,

          o    20 days after the Owner receives the Policy.

To cancel the Policy, the Owner must mail or deliver the Policy to the representative who sold it or to the Company at its Home Office. Unless prohibited by state law the refund will include:

          o    All charges for state taxes deducted from premiums; plus

          o    Total amount of Monthly Deductions; plus

          o    Any other charges taken from the Accumulated Value; plus

          o The Accumulated Value on the date the Company received the returned Policy; minus


          o    Any Policy Indebtedness.


If required by state law, the refund amount will be equal to the total of all premiums paid for the policy.

If there is an increase in Specified Amount and such increase is not the result of the Automatic Increase Rider or change in death benefit option, the Owner will be granted a Right-to-Examine Period, with respect to the increase. The Owner may request a cancellation of the increase during the Right-to-Examine Period. The Owner will then receive a refund (if actual payment was received) or a credit. A credit will be made to the Policy's Accumulated Value allocated among the Subaccounts and Interest Bearing Account as if it were Net Premium, equal to all Monthly Deductions attributable to the increase in Specified Amount, including rider costs arising from the increase. The refund or credit will be made within seven days after the Company receives the request for cancellation on the appropriate form containing all necessary signatures. Net Premiums paid upon application of and after an increase in Specified Amount will be allocated to the Subaccounts and/or the Interest Bearing Account and will not be refunded following cancellation of the increase. Owners who request an increase in Specified Amount should take this into consideration in deciding whether to make any premium payments during the Right-to-Examine Period for the increase.


CONVERSION/EXCHANGE OF POLICY

The Policy may be exchanged any time within 24 months after the Issue Date for a policy of permanent fixed benefit insurance, or for any other policy which the Company may agree to issue on the life of the Insured. "Fixed benefit insurance" means any permanent plan of insurance providing benefits which do not depend on the investment experience of a Separate Account. No evidence of insurability is required. All Indebtedness must be repaid before the change is made.

The exchange will be effective when the Company receives:


          o Written Request for the Policy exchange or change signed by the Owner;


          o    surrender of the Policy; and

          o    payment of any required costs.


The new policy will have the same Issue Date, Issue Age, and risk classification as the Policy. The new policy will have either the same death benefit or the same Net Amount at Risk as the Policy on the exchange date. The exchange will be subject to an equitable adjustment in payments and Cash Values to reflect differences, if any, between the Policy and the new policy. It will be subject to normal underwriting rules and other conditions determined by the Company. If there is an increase in Specified Amount and such increase is not the result of a change in death benefit option or Automatic Increase Rider, the Owner will be granted an exchange privilege with respect to the increase, subject to the conditions and principles applicable to an exchange of the entire policy. The Owner will also have the option to transfer without charge on the exchange date, any portion of the Net Cash Value of the original Policy as premium to the new Policy.


TRANSFER OF OWNERSHIP

The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The notice of transfer must be in writing and filed at the Home Office. The transfer will take effect as of the date the notice was signed. The Company may require that the Policy be sent in for endorsement to show the transfer of ownership.

The Company is not responsible for the validity or effect of any transfer of ownership. The Company will not be responsible for any payment or other action the Company has taken before having received written notice of the transfer. A transfer of ownership may have tax consequences.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

We reserve the right, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

We also reserve the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of Owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

VOTING RIGHTS

We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which it has not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which it has received instructions. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that it is allowed to vote the shares in its own right, it may elect to do so.


You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the Funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.



We may, when required by state insurance regulatory authorities, vote shares of a Fund without regard to voting instructions from Owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Fund, or investment objectives of a Fund, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may, under certain circumstances, vote shares of a Fund without regard to voting instructions from Owners in favor of changes initiated by Owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a Fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

DISTRIBUTION OF POLICIES

We have entered into a distribution agreement with our affiliate, CUNA Brokerage Services, Inc. ("CUNA Brokerage"), for the distribution and sale of the Policies. CUNA Brokerage, located at 5910 Mineral Point Road, Madison, Wisconsin 53705-4456, sells the Policies through its sales representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives.


We pay commissions for the sale of the Policies. The maximum commissions payable for sales by CUNA Brokerage's sales representatives are: 50% of premiums up to the minimum initial premium and 3.5% of premiums above that amount paid in the first Policy Year; 3.5% of premium in Policy Years 2 through 10; and 2% of premium paid thereafter. For each premium paid following an increase in Face Amount, we pay a commission up to the Target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. We may pay additional amounts and reimburse certain expenses based on various factors. CUNA Brokerage and other selling broker-dealers share commissions and additional amounts received for sales of the Policies with their sales representatives making the sales in accordance with their rules and policies for compensating sales representatives.


RIDERS AND ENDORSEMENTS
================================================================================

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We reserve the right to stop offering the riders mentioned below and to offer additional riders.


CHILDREN'S INSURANCE. The rider provides level term insurance to Age 23 of the child or Age 65 of the parent, if sooner, on the children of the Owner. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies prior to the termination of this rider, the coverage on each child becomes paid-up term insurance to Age
23. This rider may be converted without evidence of insurability on each Insured child's 23rd birthday or at Age 65 of the Owner, if sooner.


GUARANTEED INSURABILITY. This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

ACCIDENTAL DEATH BENEFIT. This rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the Accidental Death Benefit is payable to Age 70.

AUTOMATIC INCREASE. This rider provides for automatic increases in the Policy's Specified Amount on each Policy Anniversary without evidence of insurability. This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured's 55th birthday. A tax adviser should be consulted to determine whether the automatic increases provided by this rider could cause the Owner's Policy to become a Modified Endowment Contract.

OTHER INSURED. This rider provides level term insurance. The "other Insured" could be the Insured or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured's 65th birthday.

TERM INSURANCE. This rider is available only on Policies with a face value of at least $250,000. It is available only on the primary Insured. The rider is convertible to Age 75. The death benefit expires on the Insured's 95th birthday or upon termination of the Policy. This rider is not available to UltraVers-ALL LIFE(SM) Policies.

DISABILITY WAIVER OF MONTHLY DEDUCTIONS. This rider provides that, during the Insured's total disability, the Company will waive Monthly Deductions for administrative and life insurance costs. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

WAIVER OF PREMIUM AND MONTHLY DEDUCTION DISABILITY BENEFIT. Like the rider just described, this rider provides that, during the Insured's total disability, the Company will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that the Company will contribute additional premium. The amount of additional premium the Company will contribute will be shown on the specifications page for the rider. The maximum amount the Company will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday at which time the rider terminates. This rider is not available to UltraVers-ALL LIFE(SM) Policies.

EXECUTIVE BENEFITS PLAN ENDORSEMENT. This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the deferred charges on the policy to which it is attached subject to the following conditions:


          1. the Policy is surrendered and the proceeds are used to fund a new policy provided through CUNA Mutual Life Insurance Company or an affiliate;



          2.   the Policy is owned by a business or trust;



          3.   the new Policy is owned by the same entity;



          4. the Insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);



          5. the Insured under the new Policy is also a selected manager or highly compensated employee;



          6. we receive an application for the new Policy (and have evidence of insurability satisfactory to us).



There is no charge for this benefit. However, if you exercise this benefit during the first two Policy years, we reserve the right to charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.


FEDERAL INCOME TAX CONSIDERATIONS
================================================================================

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard rating class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


In certain circumstances, owners of variable universal life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and Accumulated Value and the narrow investment objective of certain Funds, have not been explicitly addressed in published rulings. While we believe that the Policies do not give you investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent you from being treated as the Owner of the Separate Account assets supporting the Policy.


In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


In General. We believe that the death benefit under a Policy should be excludible from the gross income of the Beneficiary.



Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.


Generally, you will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and partial withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.



Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and partial withdrawals.



A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the your and your Beneficiary or designated Beneficiary.



If a Policy becomes a Modified Endowment Contract, distributions that occur during the policy year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.


Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the 10th Policy Anniversary is less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or Lapses, then the amount of the outstanding Indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.



Policy Changes, Transfers and Exchanges. Changes to a Policy's death benefit option or Face Amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.



Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.


Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See page 17 for more information regarding the Endorsement.)



Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy In Force beyond the Insured's 100th year.


SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.


The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount at Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the death benefit over the Policy Value is not taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.


Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

BUSINESS USES OF THE POLICY

Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

ALTERNATIVE MINIMUM TAX


There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.


POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

THE COMPANY'S TAXES

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes that it may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium Taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information ("SAI"). Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please contact us at our Home Office.

GLOSSARY
================================================================================

ACCUMULATED VALUE. The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.

AGE. The number of completed years from the Insured's date of birth.


ATTAINED AGE. Age of the Insured on the most recent Policy Anniversary.


BENEFICIARY. Person or entity named to receive all or part of the Death
Proceeds.


COST OF INSURANCE OR COI. An insurance charge determined by multiplying the cost of insurance rate by the Net Amount at Risk.


CASH VALUE. Accumulated Value minus Deferred Charges that would be applicable if the Policy were surrendered at that time, but not less than zero.

CUNA MUTUAL GROUP. CUNA Mutual Insurance Society, its subsidiaries and affiliates, including the Company.

DEATH BENEFIT RATIO. The ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.

DEATH PROCEEDS. Amount to be paid if the Insured dies while the Policy is In Force.


DEFERRED CHARGES. Sometimes referred to as surrender charges, they are the contingent deferred sales charge plus the contingent deferred administrative charge.



DEFERRED CHARGES ACCOUNT. A non-segregated potion of the Company's general account where Deferred Charges accrued for each Policy are accumulated during the first Policy Year and the first 12 months after an increase in Face Amount.


FACE AMOUNT. Under death benefit option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under death benefit option 2, the

Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.


FUND. An investment portfolio of the Ultra Series Fund or the T. Rowe Price International Series, Inc.


HOME OFFICE. The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677-9202

IN FORCE. Condition under which the Policy is active and the Insured's life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.

INDEBTEDNESS. Policy loans plus accrued interest on the loans.

INSURED. Person whose life is insured under the Policy.

ISSUE AGE. Age of Insured at the time the Policy was issued.

ISSUE DATE. The date from which Policy Anniversaries, Policy years, and Policy months are determined.


INTEREST BEARING ACCOUNT. Part of the Company's general account to which Net Premiums may be allocated or Accumulated Value transferred.


LAPSE. Condition when the Insured's life is no longer insured under the Policy.

LOAN ACCOUNT. A portion of the Company's general account into which amounts are transferred from the Separate Account as collateral for Policy loans.

MONTHLY DAY. Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.


MONTHLY DEDUCTION. The amount we deduct from the Accumulated Value each month. It includes the COI, the monthly administrative fee, the monthly Policy fee, and the cost of any additional benefits under riders.



NET AMOUNT AT RISK. As of any Monthly Day, the Face Amount (discounted for the upcoming month) less Accumulated Value (after the deduction of the Monthly Deduction).


NET ASSET VALUE. The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.

NET CASH VALUE. The Cash Value less any Indebtedness. This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy.

NET PREMIUMS. Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).

OWNER (YOU, YOUR). The Owner as named in the application. The Owner may be other than the Insured.

POLICY ANNIVERSARY. Same day and month as the Issue Date for each year the Policy remains In Force.

PREMIUM TAX. An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner's state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner's mailing address as shown in the Company's records. The term "in lieu of Premium Tax" means any income and any franchise tax assessed by a state as a substitute for Premium Tax.

RECORD DATE. The date the Company records the Policy on its books as an In Force Policy.

RIGHT-TO-EXAMINE PERIOD. The period when you may return the Policy and receive a refund. The length of the period varies by state and is shown the cover page of your Policy.


SEPARATE ACCOUNT. CUNA Mutual Life Variable Account, a segregated investment account of CUNA Mutual Life Insurance Company into which Net Premiums may be allocated. The Owner bears the investment risk for amounts allocated to Separate Account Subaccounts.

SPECIFIED AMOUNT. The amount chosen by the Owner which is used to determine the Face Amount.

TARGET PREMIUM. The Target Premium is shown on the specifications page of the Policy. It is determined by dividing the minimum premium by .60.


UNIT. A unit of measurement used to calculate the Accumulated Value in a Subaccount under a Policy.


UNIT VALUE. The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.

VALUATION DAY. For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD. The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.


WRITTEN REQUEST A written notice or request in a form satisfactory to the Company and received at the Home Office and bearing the manually executed signature of the Owner. A Written Request includes a telephone or fax request made pursuant to the terms of a manually executed telephone or fax authorization on file at the Home Office.



STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

Policy Information
    The Policy
    Our Right to Contest the Policy
    Misstatement of Age or Sex
    Suicide Exclusion
    Collateral Assignments
    Dividends
    Additional Information on Underwriting and Charges
    Suspension of Payments
    Additional Information on Benefits and Settlement Options
Illustrations
Other Information
    Registration Statement
    Distribution of the Policies
    Records
    State Regulation
    Experts
    Information about the Company
    The Interest Bearing Account
    Additional Information about the Separate Account and the Funds Financial Statements
Appendix A - First Year Surrender Charges per 1,000 of Specified Amount Appendix B - Death Benefit Percentage Factor

To learn more about the Policy, you should read the Statement of Additional Information ("SAI") dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. The SAI includes additional information about the Separate Account. For a free copy of the SAI, personalized illustrations of Death Benefits, net cash surrender values, and Policy Values, and to request other information about the Policy please call toll-free at (800) 798-5500 or write to us at our Home Office, 2000 Heritage Way, Waverly, Iowa 50677-9202.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.










Investment Company Act of 1940 Registration File No. 811-03915

                        CUNA MUTUAL LIFE SEPARATE ACCOUNT
                                  (REGISTRANT)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500

                       STATEMENT OF ADDITIONAL INFORMATION
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information ("SAI") contains additional information regarding the MEMBERS Variable Universal Life flexible premium variable life insurance policy (the "Policy") issued by CUNA Mutual Life Insurance Company through CUNA Mutual Life Separate Account (the "Separate Account"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2003 and the prospectuses for the Ultra Series Fund, the T. Rowe Price International Series, Inc. and MFS(R) Variable Insurance Trust(SM). You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. This SAI does not contain information incorporated by reference from other documents. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.


The date of this Statement of Additional Information is May 1, 2003.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


Policy Information ..................................................................   1
   The Policy .......................................................................   1
   Our Right to Contest the Policy ..................................................   1
   Misstatement of Age or Sex .......................................................   1
   Suicide Exclusion ................................................................   2
   Collateral Assignments ...........................................................   2
   Dividends ........................................................................   2
   Additional Information on Underwriting and Charges ...............................   2
   Suspension of Payments ...........................................................   3
   Additional Information on Benefits and Settlement Options ........................   3
Illustrations .......................................................................   4
Other Information ...................................................................   4
   Registration Statement ...........................................................   4
   Distribution of the Policies .....................................................   5
   Records ..........................................................................   6
   State Regulation .................................................................   6
   Experts ..........................................................................   6
   Information about the Company ....................................................   6
   The Interest Bearing Account .....................................................   7
   Additional Information about the Separate Account and the Funds ..................   7
Financial Statements ................................................................   8
Appendix A - First Year Deferred Sales Charges per 1,000 of Specified Amount ........ A-1
Appendix B - Death Benefit Ratio .................................................... B-1

POLICY INFORMATION
================================================================================

THE POLICY

The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OUR RIGHT TO CONTEST THE POLICY

We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

MISSTATEMENT OF AGE OR SEX

For a Policy based on male or female cost of insurance rates (see data page for basis), if the Insured's age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):

     a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured's correct age and gender.

     b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age and gender beginning on the next Monthly Day.

For a Policy based on blended cost of insurance rates (see data page for basis), a misstatement of gender will not result in an adjustment. However, if the Insured's age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):

     a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured's correct age.

     b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age beginning on the next Monthly Day.

SUICIDE EXCLUSION

If the Insured commits suicide, while sane or insane, within two years of the Issue Date, our liability is limited to an amount equal to the Accumulated Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

COLLATERAL ASSIGNMENTS

You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at the Home Office. The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership. A collateral assignment may have tax consequences.




DIVIDENDS

While the Policy is In Force, it will share in our divisible surplus. We determine the Policy's share annually. It is payable annually on the Policy Anniversary. You may select to have dividends:

     a) Paid into the Subaccounts and the Interest Bearing Account as Net Premiums;

               or

     b)   Paid to you in cash.

If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, we project annual dividends equal to 0.61% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For each Policy year 21 and after we project annual dividends equal to 1.01% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For Issue Ages 0 - 19, the projected dividends are the same as those for ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39. These dividends are not guaranteed.

ADDITIONAL INFORMATION ON UNDERWRITING AND CHARGES

We currently place each Insured into one of three standard rating classes - preferred, non-tobacco, and tobacco or into a rating class with sub-standard and flat extra charges. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with sub-standard and flat extra charges.

     o The preferred rating class is only available if the Specified Amount equals or exceeds $100,000.

     o Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same rating class. The non-tobacco designation is not available for Insureds under attained age 21, but shortly before an Insured attains age 21, we may notify the Insured about possible classification as non-tobacco. If the Insured does not qualify as non-tobacco or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

     o Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as non-tobacco.

     o Premium classes with sub-standard and flat extra charges may be available for those Insured's who we find uninsurable under our preferred or standard underwriting guidelines. These charges may be related to health or to participate in certain hazardous sports, aviation activities, or other avocations. Generally the company will not issue contracts with more than 400% extra substandard cost of insurance charges or $15 per $1000 in flat extra charges

SUSPENSION OF PAYMENTS

For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, or take a Policy loan when:

          1. The New York Stock Exchange is closed other than for customary weekend and holiday closings.

          2. During periods when trading on the Exchange is restricted as determined by the SEC.

          3. During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

          4. During any other period permitted or required by order of the SEC for the protection of investors.

To the extent values are allocated to the Interest Bearing Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request, unless state law requires exception to the period of deferment. Death Proceeds may be deferred for up to 60 days from the date we receive proof of death. If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement.

ADDITIONAL INFORMATION ON BENEFITS AND SETTLEMENT OPTIONS

Settlement options other than lump sum payments are, in our discretion, available for Death Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Proceeds. Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:

          1) Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than the settlement option rate of interest shown on the data page of the Policy. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

          2) Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period . No period can be greater than 30 years. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.) The payee may withdraw the present value of any remaining guaranteed installments, but only if this right was given at the time the option was selected.

          3) Life Income - Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 10 or 20 years may be selected. A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option may also be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.

          4) Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.

Not all Settlement Options are available. See your Policy for details on which options are available to you.

The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25.

Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Proceeds under those options. The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide. The selection of an additional annuity purchase must be in writing and on file at the Home Office. Selection must be within 30 days of settlement under this Policy and is available only if the settlement is no or after the later of the 10th Policy Anniversary or the annuitant's 55th birthday.

We may, at our option, provide for additional settlement options or cease offering any of the settlement options above.

ILLUSTRATIONS
================================================================================

We may provide illustrations for death benefit, Accumulated Value, and Cash Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Accumulated Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insured's issue age and premium class, the death benefit option, Specified Amount, Planned Premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy year.




OTHER INFORMATION
================================================================================


REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

DISTRIBUTION OF THE POLICIES

INFORMATION ABOUT THE DISTRIBUTOR. CUNA Brokerage Services, Inc. ("CUNA Brokerage") is responsible for distributing the Policies pursuant to a distribution agreement with us. CUNA Brokerage serves as principal underwriter for the Policies. CUNA Brokerage, a Wisconsin corporation organized in 1983 and an indirect, wholly owned subsidiary of CUNA Mutual Investment Corporation which in turn is wholly owned by CUNA Mutual, is located at 5910 Mineral Point Road, Madison, Wisconsin, 53705-4456. CUNA Brokerage is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

CONTINUOUS OFFERING. We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policy owners or the Separate Account.


DESCRIPTION OF SELLING NETWORK. CUNA Brokerage offers the Policies through its sales representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers and compensate these broker-dealers for their services up to the amounts disclosed in the prospectus. All sales representatives who sell the Policy are licensed as insurance agents and appointed by CUNA.


COMPENSATION RECEIVED. CUNA Brokerage received sales compensation with respect to the Policies in the following amounts during the periods indicated:



                 Aggregate Amount of           Aggregate Amount of Commissions
  Fiscal year    Commissions Paid to    Retained by CUNA Brokerage After Payments to its
                   CUNA Brokerage*         Registered Persons and Other Broker-Dealers
  -----------    -------------------    ------------------------------------------------
     2000            $1,526,141                             None
     2001            $  145,301                             None
     2002            $  317,798                             None


* Includes sales compensation paid to registered persons of CUNA Brokerage.


CUNA Brokerage passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with CUNA Brokerage, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies. We also pay for CUNA Brokerage' operating and other expenses.

COMPENSATION ARRANGEMENTS FOR CUNA BROKERAGE SALES PERSONNEL. Because sales representatives of the Company Brokerage are also insurance agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, CUNA Brokerage sales representatives who meet certain our productivity, persistency and length of service standards may be eligible for additional compensation.

ADDITIONAL COMPENSATION PAYABLE TO SELLING BROKER-DEALERS. We may pay certain broker-dealers an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. These broker-dealers may share the bonus or other additional compensation with their sales representatives. In addition, we may reimburse these broker-dealers for portions of their Policy sales expenses.


SOURCE OF REVENUE FOR SALES COMPENSATION. Sales charges deducted from premium payments, as well as proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.


RECORDS

We will maintain all records relating to the Separate Account and the Interest Bearing Account at our Home Office.

STATE REGULATION

We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.

EXPERTS


The statements of assets and liabilities of the Separate Account as of December 31, 2002, and the statements of operations and changes in net assets for each of the three years in the period then ended, and of the Company as of December 31, 2002 and 2001 and for each of the three years in the period then ended, included herein and elsewhere in the registration statement, have been included in reliance on the reports of PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, independent accountants, and upon the authority of that firm as experts in accounting and auditing.


Actuarial matters included in the prospectus and/or SAI have been examined by Scott Allen, FSA, MAAA, AVP Member Services, CUNA Mutual Life Insurance Company, Waverly, Iowa.

INFORMATION ABOUT THE COMPANY

The Company, organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, we changed our name to "Century Life of America." On January 1, 1997, we changed our name to "CUNA Mutual Life Insurance Company."

The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union movement, and the sharing of certain resources and facilities. At the current time, all of our directors are also directors of CUNA Mutual and many of our senior executive officers hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective owners retain their voting rights.

CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation also owns CUNA Brokerage Services, Inc. The Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors, Inc. (the investment adviser to the Ultra Series Fund).

Periodically, rating agencies, review our ratings for financial stability and operating performance. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this Prospectus.

THE INTEREST BEARING ACCOUNT

The Interest Bearing Account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE FUNDS

The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Accumulated Value to the Subaccount investing in that Fund.

Shares of the Funds, other than Ultra Series Fund, may be sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose contract values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus and Statement of Additional Information.

Currently, Ultra Series Fund sells shares in "mixed funding" arrangements and directly to qualified pension and retirement plans sponsored by CUNA Mutual Group.

FINANCIAL STATEMENTS
================================================================================

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 2002



                                                MONEY                     STRATEGIC      HIGH                      GROWTH AND
                                               MARKET        BOND          INCOME       INCOME        BALANCED    INCOME STOCK
ASSETS:                                      SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                            -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENTS IN ULTRA SERIES FUND:
Money Market Fund,
   6,620,043 shares at net asset value
   of $1.00 per share (cost $6,620,043)     $ 6,620,043   $        --   $        --   $        --   $        --   $        --

INVESTMENTS IN ULTRA SERIES FUND:
Bond Fund,
   917,877 shares at net asset value of
   $10.59 per share (cost $9,496,254)                --     9,722,971            --            --            --            --

INVESTMENTS IN MFS(R) VARIABLE
INSURANCE TRUST(SM):
Strategic Income Series,
   60,368 shares at net asset value of
   $10.53 per share (cost $612,486)                  --            --       635,672            --            --            --

INVESTMENTS IN OPPENHEIMER
VARIABLE ACCOUNT FUNDS:
High Income Fund/VA,
   85,383 shares at net asset value of
   $7.51 per share (cost $714,544)                   --            --            --       641,228            --            --

INVESTMENTS IN ULTRA SERIES FUND:
Balanced Fund,
   4,195,979 shares at net asset value of
   $15.85 per share (cost $67,236,173)               --            --            --            --    66,494,591            --

INVESTMENTS IN ULTRA SERIES FUND:
Growth and Income Stock Fund,
   3,253,458 shares at net asset value of
   $22.20 per share (cost $75,297,894)               --            --            --            --            --    72,211,507
                                            -----------   -----------   -----------   -----------   -----------   -----------
     Total assets                             6,620,043     9,722,971       635,672       641,228    66,494,591    72,211,507
                                            -----------   -----------   -----------   -----------   -----------   -----------

LIABILITIES:
Accrued adverse mortality and
   expense charges                                5,244         7,580           503           502        53,092        58,093
                                            -----------   -----------   -----------   -----------   -----------   -----------
     Total liabilities                            5,244         7,580           503           502        53,092        58,093
                                            -----------   -----------   -----------   -----------   -----------   -----------
     Net assets                             $ 6,614,799   $ 9,715,391   $   635,169   $   640,726   $66,441,499   $72,153,414
                                            ===========   ===========   ===========   ===========   ===========   ===========

POLICYOWNERS EQUITY:

    Net Assets: Type 1                      $ 3,455,423   $ 6,678,500   $   622,363            --   $60,514,744   $65,751,778
    Outstanding units: Type 1 (note 5)          159,121       194,338        45,139            --     1,408,139     1,166,061
    Net asset value per unit: Type 1        $     21.72   $     34.37   $     13.79            --   $     42.97   $     56.39
                                            ===========   ===========   ===========   ===========   ===========   ===========

    Net Assets: Type 2                      $ 3,159,376   $ 3,036,891   $    12,806   $   640,726   $ 5,926,755   $ 6,401,636
    Outstanding units: Type 2 (note 5)          290,651       245,324         1,104        68,542       674,227       923,757
    Net asset value per unit: Type 2        $     10.87   $     12.38   $     11.60   $      9.35   $      8.79   $      6.93
                                            ===========   ===========   ===========   ===========   ===========   ===========




See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
                                December 31, 2002




                                                CAPITAL
                                             APPRECIATION      MID-CAP       EMERGING      INTERNATIONAL    DEVELOPING
                                                 STOCK          STOCK         GROWTH           STOCK         MARKETS
ASSETS:                                       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                             ------------    -----------    -----------    -------------    -----------
INVESTMENTS IN ULTRA SERIES FUND:
Capital Appreciation Stock Fund,
   2,273,916 shares at net asset value of
   $14.15 per share (cost $42,568,921)       $ 32,182,923    $        --    $        --    $          --    $        --

INVESTMENTS IN ULTRA SERIES FUND:
Mid-Cap Stock Fund,
   291,671 shares at net asset value of
   $11.22 per share (cost $3,896,098)                          3,273,834             --               --             --

INVESTMENTS IN MFS(R) VARIABLE
INSURANCE TRUST(SM):
Emerging Growth Series,
   664,541 shares at net asset value of
   $11.91 per share (cost $14,854,391)                 --             --      7,914,679               --             --

INVESTMENTS IN T. ROWE PRICE
INTERNATIONAL SERIES, INC.:
International Stock Portfolio,
   638,280 shares at net asset value of
   $9.26 per share (cost $8,859,738)                   --             --             --        5,910,474             --

INVESTMENTS IN FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST:
Developing Markets Securities,
   28,325 shares at net asset value of
   $4.69 per share (cost $146,674)                     --             --             --               --        132,844
                                             ------------    -----------    -----------    -------------    -----------
     Total assets                              32,182,923      3,273,834      7,914,679        5,910,474        132,844
                                             ------------    -----------    -----------    -------------    -----------

LIABILITIES:
Accrued adverse mortality and
   expense charges                                 26,016          2,599          6,373            4,668            105
                                             ------------    -----------    -----------    -------------    -----------
     Total liabilities                             26,016          2,599          6,373            4,668            105
                                             ------------    -----------    -----------    -------------    -----------
     Net assets                              $ 32,156,907    $ 3,271,235    $ 7,908,306    $   5,905,806    $   132,739
                                             ============    ===========    ===========    =============    ===========

POLICYOWNERS EQUITY:

    Net Assets: Type 1                       $ 28,074,743             --    $ 6,475,789    $   5,232,278             --
    Outstanding units: Type 1 (note 5)          1,402,826             --        660,480          550,272             --
    Net asset value per unit: Type 1         $      20.01             --    $      9.80    $        9.51             --
                                             ============    ===========    ===========    =============    ===========

    Net Assets: Type 2                       $  4,082,164    $ 3,271,235    $ 1,432,517    $     673,528    $   132,739
    Outstanding units: Type 2 (note 5)            621,334        284,406        333,920          116,932         20,763
    Net asset value per unit: Type 2         $       6.57    $     11.50    $      4.29    $        5.76    $      6.39
                                             ============    ===========    ===========    =============    ===========




See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                            STATEMENTS OF OPERATIONS
              For the Years Ended December 31, 2002, 2001 and 2000



                                                    MONEY MARKET SUBACCOUNT                         BOND SUBACCOUNT

INVESTMENT INCOME (LOSS):                      2002          2001            2000           2002           2001          2000
                                          ------------    -----------    -----------    -----------    -----------    -----------
  Dividend income                         $    134,320    $   311,048    $   304,451    $   414,882    $   331,277    $   267,073
  Adverse mortality and expense charges
   (note 3)                                    (80,807)       (77,525)       (45,966)       (75,727)       (47,906)       (34,525)
                                          ------------    -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                    53,513        233,523        258,485        339,155        283,371        232,548
                                          ------------    -----------    -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain (loss) on security
   transactions:
   Capital gain distributions received              --             --             --             --             --             --
   Proceeds from sale of securities         11,793,206      5,232,884      9,041,724      1,451,187        292,863        748,321
   Cost of securities sold                 (11,793,206)    (5,232,884)    (9,041,724)    (1,423,913)      (289,794)      (767,487)
                                          ------------    -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) on security
  transactions                                      --             --             --         27,274          3,069        (19,166)
  Net change in unrealized appreciation
   or depreciation on investments                   --             --             --        267,972         50,909         58,875
                                          ------------    -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investments                      --             --             --        295,246         53,978         39,709
                                          ------------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in net assets
  resulting from operations               $     53,513    $   223,523    $   258,485    $   634,401    $   337,349    $   272,257
                                          ============    ===========    ===========    ===========    ===========    ===========



                                              STRATEGIC INCOME SUBACCOUNT                           HIGH INCOME SUBACCOUNT

INVESTMENT INCOME (LOSS):                      2002          2001            2000           2002           2001          2000
                                          ------------    -----------    -----------    -----------    -----------    -----------
  Dividend income                         $     24,660    $    24,033    $    29,675    $    50,843    $    18,313    $       236
  Adverse mortality and expense
    charges (note 3)                            (5,814)        (5,815)        (5,498)        (4,988)        (2,738)          (313)
                                          ------------    -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                    18,846         18,218         24,177         45,855         15,575            (77)
                                          ------------    -----------    -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:

Realized gain (loss) on security
  transactions:

  Capital gain distributions received               --             --             --             --             --             --
  Proceeds from sale of securities              99,660         36,185         72,159         61,605          9,537         47,952
  Cost of securities sold                      (99,949)       (36,712)       (75,045)       (70,667)        (9,954)       (50,050)
                                          ------------    -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) on security
  transactions                                    (289)          (527)        (2,886)        (9,062)          (417)        (2,098)
  Net change in unrealized appreciation
    or depreciation on investments              27,210          6,290          3,290        (52,183)       (20,492)          (644)
                                          ------------    -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investments                  26,921          5,763            404        (61,245)       (20,909)        (2,742)
                                          ------------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in net assets
resulting from operations                 $     45,767    $    23,981    $    24,581    $   (15,390)   $    (5,334)   $    (2,819)
                                          ============    ===========    ===========    ===========    ===========    ===========




See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       STATEMENTS OF OPERATIONS, CONTINUED
              For the Years Ended December 31, 2002, 2001 and 2000



                                                      BALANCED SUBACCOUNT                   GROWTH AND INCOME STOCK SUBACCOUNT

INVESTMENT INCOME (LOSS):                    2002            2001           2000            2002            2001           2000
                                         ------------    ------------    -----------    ------------    ------------    -----------
  Dividend income                        $  2,172,304    $  2,282,310    $ 2,539,793    $  1,121,346    $  1,026,566    $ 1,033,586
  Adverse mortality and expense charges
   (note 3)                                  (636,198)       (687,890)      (709,346)       (739,142)       (863,491)      (944,513)
                                         ------------    ------------    -----------    ------------    ------------    -----------
Net investment income (loss)                1,536,106       1,594,420      1,830,447         382,204         163,075         89,073
                                         ------------    ------------    -----------    ------------    ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain (loss) on security
   transactions:
   Capital gain distributions received          1,226       3,195,604        422,244              --       2,480,701        377,334
   Proceeds from sale of securities         5,496,221       4,874,234      8,177,082       6,641,627       6,321,315      6,777,413
   Cost of securities sold                 (5,171,642)     (4,016,614)    (6,052,432)     (6,138,973)     (5,048,877)    (4,340,887)
                                         ------------    ------------    -----------    ------------    ------------    -----------
Net realized gain (loss) on security
  transactions                                325,805       4,053,224      2,546,894         502,654       3,753,139      2,813,860
  Net change in unrealized appreciation
   or depreciation on investments         (11,027,114)     (8,782,439)    (2,132,200)    (21,857,908)    (16,082,165)    (3,022,365)
                                         ------------    ------------    -----------    ------------    ------------    -----------
Net gain (loss) on investments            (10,701,309)     (4,729,215)       414,694     (21,355,254)    (12,329,026)      (208,505)
                                         ------------    ------------    -----------    ------------    ------------    -----------
Net increase (decrease) in net assets
  resulting from operations              $ (9,165,203)   $ (3,134,795)   $ 2,245,141    $(20,973,050)   $(12,165,951)   $  (119,432)
                                         ============    ============    ===========    ============    ============    ===========



                                         CAPITAL APPRECIATION STOCK SUBACCOUNT                     MID-CAP STOCK SUBACCOUNT

INVESTMENT INCOME (LOSS):                     2002            2001           2000            2002            2001           2000
                                         ------------    ------------    -----------    ------------    ------------    -----------
Dividend income                          $     88,569    $     47,622    $    38,004    $     17,740    $     13,965    $       885
 Adverse mortality and expense charges
   (note 3)                                  (336,763)       (426,767)      (422,423)        (25,784)        (11,695)        (2,249)
                                         ------------    ------------    -----------    ------------    ------------    -----------
Net investment income (loss)                 (248,194)       (379,145)      (384,419)         (8,044)          2,270         (1,364)
                                         ------------    ------------    -----------    ------------    ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:

  Realized gain (loss) on security
    transactions:

    Capital gain distributions received        11,900       6,652,267        493,012          58,060         104,035             77
    Proceeds from sale of securities        3,380,660       3,424,992      2,711,862         179,580          75,736        102,647
    Cost of securities sold                (3,899,480)     (2,836,420)    (1,774,342)       (193,883)        (73,029)       (98,501)
                                         ------------    ------------    -----------    ------------    ------------    -----------
Net realized gain (loss) on security
  transactions                               (506,920)      7,240,839      1,430,532          43,757         106,742          4,223
  Net change in unrealized appreciation
    or depreciation on investments        (14,546,590)    (11,947,338)       428,664        (732,567)         51,296         58,894
                                         ------------    ------------    -----------    ------------    ------------    -----------
Net gain (loss) on investments            (15,053,510)     (4,706,499)     1,859,196        (688,810)        158,038         63,117
                                         ------------    ------------    -----------    ------------    ------------    -----------
Net increase (decrease) in net assets
  resulting from operations              $(15,301,704)   $ (5,085,644)   $ 1,474,777    $   (696,854)   $    160,308    $    61,753
                                         ============    ============    ===========    ============    ============    ===========




See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       STATEMENTS OF OPERATIONS, CONTINUED
              For the Years Ended December 31, 2002, 2001 and 2000




                                                   EMERGING GROWTH SUBACCOUNT              INTERNATIONAL STOCK SUBACCOUNT

INVESTMENT INCOME (LOSS):                     2002           2001           2000           2002           2001           2000
                                          -----------    -----------    -----------    -----------    -----------    -----------
  Dividend income                         $        --    $        --    $        --    $    63,176    $   155,232    $    58,791
  Adverse mortality and expense charges
    (note 3)                                  (83,358)      (109,675)      (156,570)       (59,237)       (70,691)       (84,273)
                                          -----------    -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                  (83,358)      (109,675)      (156,570)         3,939         84,541        (25,482)
                                          -----------    -----------    -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain (loss) on security
    transactions:

    Capital gain distributions received            --        796,024        921,643          6,318             --        282,195
    Proceeds from sale of securities          826,644        985,395      1,699,368        671,951        621,054        495,284
    Cost of securities sold                (1,370,509)    (1,154,366)    (1,096,592)      (921,056)      (714,446)      (337,597)
                                          -----------    -----------    -----------    -----------    -----------    -----------
Net realized gain (loss) on security
  transactions                               (543,865)       627,053      1,524,419       (242,787)       (93,392)       439,882
  Net change in unrealized appreciation
    or depreciation on investments         (3,433,800)    (6,114,073)    (5,430,518)    (1,152,689)    (2,125,367)    (2,340,401)
                                          -----------    -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investments             (3,977,665)    (5,487,020)    (3,906,099)    (1,395,476)    (2,218,759)    (1,900,519)
                                          -----------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in net assets
  resulting from operations               $(4,061,023)   $(5,596,695)   $(4,062,669)   $(1,391,537)   $(2,134,218)   $(1,926,001)
                                          ===========    ===========    ===========    ===========    ===========    ===========



                                                DEVELOPING MARKETS SUBACCOUNT

INVESTMENT INCOME (LOSS):                      2002           2001           2000
                                          -----------    -----------    -----------
  Dividend income                         $     1,796    $       793    $        59
  Adverse mortality and expense
    charges (note 3)                           (1,095)          (835)          (369)
                                          -----------    -----------    -----------
Net investment income (loss)                      701            (42)          (310)
                                          -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain (loss) on security
    transactions:

    Capital gain distributions received            --             --             --
    Proceeds from sale of securities           38,427         15,875         42,680
    Cost of securities sold                   (41,481)       (18,420)       (51,281)
                                          -----------    -----------    -----------
Net realized gain (loss) on security
  transactions                                 (3,054)        (2,545)        (8,601)
Net change in unrealized appreciation
  or depreciation on investments                  764         (5,977)        (8,672)
                                          -----------    -----------    -----------
Net gain (loss) on investments                 (2,290)        (8,522)       (17,273)
                                          -----------    -----------    -----------
Net increase (decrease) in net assets
  resulting from operations               $    (1,589)   $   (8,564)    $   (17,583)
                                          ===========    ===========    ===========




See accompanying notes to financial statements.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended December 31, 2002, 2001 and 2000




                                                MONEY MARKET SUBACCOUNT                                 BOND SUBACCOUNT

OPERATIONS:                                   2002            2001           2000            2002          2001            2000
                                          ------------    -----------    ------------    -----------    -----------    -----------
  Net investment income (loss)            $     53,513    $   233,523    $    258,485    $   339,155    $   283,371    $   232,548
  Net realized gain (loss) on
   security transactions                            --             --              --         27,274          3,069        (19,166)
  Net change in unrealized appreciation
   or depreciation on investments                   --             --              --        267,972         50,909         58,875
                                          ------------    -----------    ------------    -----------    -----------    -----------
   Change in net assets from
    operations                                  53,513        233,523         258,485        634,401        337,349        272,257
                                          ------------    -----------    ------------    -----------    -----------    -----------
CAPITAL UNIT TRANSACTIONS (NOTE 5):

  Proceeds from sale of units                9,892,923      7,934,208      13,577,729      4,366,413      3,056,233        984,884
  Cost of units repurchased                (12,921,587)    (5,897,540)    (10,928,652)    (2,159,079)      (694,152)      (960,704)
                                          ------------    -----------    ------------    -----------    -----------    -----------
   Change in net assets from capital
    unit transactions                       (3,028,664)     2,036,668       2,649,077      2,207,334      2,362,081         24,180
                                          ------------    -----------    ------------    -----------    -----------    -----------
Increase (decrease) in net assets           (2,975,151)     2,270,191       2,907,562      2,841,735      2,699,430        296,437
NET ASSETS:

  Beginning of period                        9,589,950      7,319,759       4,412,197      6,873,656      4,174,226      3,877,789
                                          ------------    -----------    ------------    -----------    -----------    -----------
  End of period                           $  6,614,799    $ 9,589,950    $  7,319,759    $ 9,715,391    $ 6,873,656    $ 4,174,226
                                          ============    ===========    ============    ===========    ===========    ===========



                                                  STRATEGIC INCOME SUBACCOUNT                      HIGH INCOME SUBACCOUNT

OPERATIONS:                                    2002           2001            2000           2002           2001           2000
                                          ------------    -----------    ------------    -----------    -----------    -----------

  Net investment income (loss)            $     18,846    $    18,218    $     24,177    $    45,855    $    15,575    $       (77)
  Net realized gain (loss) on
   security transactions                          (289)          (527)         (2,886)        (9,062)          (417)        (2,098)
  Net change in unrealized appreciation
   or depreciation on investments               27,210          6,290           3,290        (52,183)       (20,492)          (644)
                                          ------------    -----------    ------------    -----------    -----------    -----------
   Change in net assets from
    operations                                  45,767         23,981          24,581        (15,390)        (5,334)        (2,819)
                                          ------------    -----------    ------------    -----------    -----------    -----------
CAPITAL UNIT TRANSACTIONS (NOTE 5):

  Proceeds from sale of units                   40,372         52,886          83,247        358,053        400,558        110,501
  Cost of units repurchased                   (102,961)       (54,448)        (97,296)      (164,006)       (35,477)        (6,436)
                                          ------------    -----------    ------------    -----------    -----------    -----------
   Change in net assets from capital
    unit transactions                          (62,589)        (1,562)        (14,049)       194,047        365,081        104,065
                                          ------------    -----------    ------------    -----------    -----------    -----------
Increase (decrease) in net assets              (16,822)        22,419          10,532        178,657        359,747        101,246
NET ASSETS:

  Beginning of period                          651,991        629,572         619,040        462,069        102,322          1,076
                                          ------------    -----------    ------------    -----------    -----------    -----------
  End of period                           $    635,169    $   651,991    $    629,572    $   640,726    $   462,069    $   102,322
                                          ============    ===========    ============    ===========    ===========    ===========




See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
              For the Years Ended December 31, 2002, 2001 and 2000



                                                    BALANCED SUBACCOUNT                    GROWTH AND INCOME STOCK SUBACCOUNT

OPERATIONS:                                2002            2001            2000            2002             2001             2000
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net investment income (loss)        $  1,536,106    $  1,594,420    $  1,830,447    $    382,204    $    163,075    $     89,073
  Net realized gain (loss) on
   security transactions                   325,805       4,053,224       2,546,894         502,654       3,753,139       2,813,860
  Net change in unrealized
   appreciation or depreciation
   on investments                      (11,027,114)     (8,782,439)     (2,132,200)    (21,857,908)    (16,082,165)     (3,022,365)
                                      ------------    ------------    ------------    ------------    ------------    ------------
   Change in net assets from
    operations                          (9,165,203)     (3,134,795)      2,245,141     (20,973,050)    (12,165,951)       (119,432)
                                      ------------    ------------    ------------    ------------    ------------    ------------

CAPITAL UNIT TRANSACTIONS (NOTE 5):

  Proceeds from sale of units           10,759,659      10,274,621      12,269,234      13,529,944      15,181,265      17,856,770
  Cost of units repurchased            (11,303,627)    (10,240,697)    (14,010,392)    (13,812,857)    (14,504,944)    (15,159,431)
                                      ------------    ------------    ------------    ------------    ------------    ------------
   Change in net assets from
    capital unit transactions             (543,968)         33,924      (1,741,158)       (282,913)        676,321       2,697,339
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets       (9,709,171)     (3,100,871)        503,983     (21,255,963)    (11,489,630)      2,577,907
NET ASSETS:

  Beginning of period                   76,150,670      79,251,541      78,747,558      93,409,377     104,899,007     102,321,100
                                      ------------    ------------    ------------    ------------    ------------    ------------
  End of period                       $ 66,441,499    $ 76,150,670    $ 79,251,541    $ 72,153,414    $ 93,409,377    $104,899,007
                                      ============    ============    ============    ============    ============    ============



                                            CAPITAL APPRECIATION SUBACCOUNT                     MID-CAP STOCK SUBACCOUNT

OPERATIONS:                              2002            2001            2000            2002            2001            2000
                                      ------------    ------------    ------------    ------------    ------------    ------------

  Net investment income (loss)        $   (248,194)   $   (379,145)   $   (384,419)   $     (8,044)   $      2,270    $     (1,364)
  Net realized gain (loss) on
   security transactions                  (506,920)      7,240,839       1,430,532          43,757         106,742           4,223
  Net change in unrealized
   appreciation or depreciation on
   investments                         (14,546,590)    (11,947,338)        428,664        (732,567)         51,296          58,894
                                      ------------    ------------    ------------    ------------    ------------    ------------
   Change in net assets from
    operations                         (15,301,704)     (5,085,644)      1,474,777        (696,854)        160,308          61,753
                                      ------------    ------------    ------------    ------------    ------------    ------------
CAPITAL UNIT TRANSACTIONS (NOTE 5):

  Proceeds from sale of units            7,330,282      10,206,096      13,180,893       2,823,001       1,419,913         704,374
  Cost of units repurchased             (7,229,711)     (7,447,500)     (7,182,551)       (747,791)       (405,323)        (52,707)
                                      ------------    ------------    ------------    ------------    ------------    ------------
   Change in net assets from
    capital unit transactions              100,571       2,758,596       5,998,342       2,075,210       1,014,590         651,667
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets      (15,201,133)     (2,327,048)      7,473,119       1,378,356       1,174,898         713,420
NET ASSETS:

  Beginning of period                   47,358,040      49,685,088      42,211,969       1,892,879         717,981           4,561
                                      ------------    ------------    ------------    ------------    ------------    ------------
  End of period                       $ 32,156,907    $ 47,358,040    $ 49,685,088    $  3,271,235    $  1,892,879    $    717,981
                                      ============    ============    ============    ============    ============    ============




See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
              For the Years Ended December 31, 2002, 2001 and 2000



                                                     EMERGING GROWTH SUBACCOUNT                INTERNATIONAL STOCK SUBACCOUNT

OPERATIONS:                                   2002            2001            2000            2002           2001           2000
                                          ------------    ------------    ------------    -----------    -----------    -----------
  Net investment income (loss)            $    (83,358)   $   (109,675)   $   (156,570)   $     3,939    $    84,541    $   (25,482)
  Net realized gain (loss) on
   security transactions                      (543,865)        627,053       1,524,419       (242,787)       (93,392)       439,882
  Net change in unrealized appreciation
   or depreciation on investments           (3,433,800)     (6,114,073)     (5,430,518)    (1,152,689)    (2,125,367)    (2,340,401)
                                          ------------    ------------    ------------    -----------    -----------    -----------
   Change in net assets from
    operations                              (4,061,023)     (5,596,695)     (4,062,669)    (1,391,537)    (2,134,218)    (1,926,001)
                                          ------------    ------------    ------------    -----------    -----------    -----------
CAPITAL UNIT TRANSACTIONS (NOTE 5):

  Proceeds from sale of units                2,495,227       3,396,467       8,397,598      1,547,209      1,619,733      4,215,595
  Cost of units repurchased                 (2,117,398)     (2,342,514)     (3,466,245)    (1,514,654)    (1,431,018)    (1,439,807)
                                          ------------    ------------    ------------    -----------    -----------    -----------
   Change in net assets from capital
    unit transactions                          377,829       1,053,953       4,931,353         32,555        188,715      2,775,788
                                          ------------    ------------    ------------    -----------    -----------    -----------
Increase (decrease) in net assets           (3,683,194)     (4,542,742)        868,684     (1,358,982)    (1,945,503)       849,787
NET ASSETS:

  Beginning of period                       11,591,500      16,134,242      15,265,558      7,264,788      9,210,291      8,360,504
                                          ------------    ------------    ------------    -----------    -----------    -----------
  End of period                           $  7,908,306    $ 11,591,500    $ 16,134,242    $ 5,905,806    $ 7,264,788    $ 9,210,291
                                          ============    ============    ============    ===========    ===========    ===========




DEVELOPING MARKETS SUBACCOUNT

OPERATIONS:                                    2002           2001           2000
                                          ------------    ------------    ------------
  Net investment income (loss)            $        701    $        (42)   $       (310)
  Net realized gain (loss) on
   security transactions                        (3,054)         (2,545)         (8,601)
  Net change in unrealized appreciation
   or depreciation on investments                  764          (5,977)         (8,672)
                                          ------------    ------------    ------------
   Change in net assets from
    operations                                  (1,589)         (8,564)        (17,583)
                                          ------------    ------------    ------------
CAPITAL UNIT TRANSACTIONS (NOTE 5):

  Proceeds from sale of units                   92,633          64,242         112,278
  Cost of units repurchased                    (61,776)        (32,614)        (15,526)
                                          ------------    ------------    ------------
   Change in net assets from capital
    unit transactions                           30,857          31,628          96,752
                                          ------------    ------------    ------------
Increase (decrease) in net assets               29,268          23,064          79,169
NET ASSETS:

  Beginning of period                          103,471          80,407           1,238
                                          ------------    ------------    ------------
  End of period                           $    132,739    $    103,471    $     80,407
                                          ============    ============    ============



See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS



(1)  ORGANIZATION



     The CUNA Mutual Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Account was established as a separate investment account within CUNA Mutual Life Insurance Company (the Company) to receive and invest net premiums paid under flexible premium variable life insurance policies.



     Although the assets of the Account are the property of the Company, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which the Company may conduct.



     The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide certain death benefits and other policy benefits. Additional assets are held in the Company's general account to cover death benefits in excess of the accumulated value.



(2)  SIGNIFICANT ACCOUNTING POLICIES



     Investments



     The Account currently is divided into eleven subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra Series Fund (Class Z shares), T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, or any other open-end management investment company or unit investment trust in which a subaccount invests.) The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.



     The Account invests in shares of Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.



     Ultra Series Fund currently has six funds available as investment options under the policies. T. Rowe Price International Series, Inc., Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust have one fund available as an investment option and MFS(R) Variable Insurance Trust(SM) has two funds available as an investment option. Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other funds that are not available under the policies. These fund companies may, in the future, create additional funds that may or may not be available as investment options under the policies. Each fund has its own investment objectives and the income, gains, and losses for each fund are determined separately for that fund.



     MEMBERS Capital Advisors, Inc. serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. The Company owns one half of MEMBERS Capital Advisors' outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society.



     T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc.

     Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Strategic Income Series and Emerging Growth Series and manages their assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance Trust(SM).



     OppenheimerFunds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.



     Templeton Asset Management Ltd. serves as the investment adviser to the Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions.



     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share, without sales charge. Dividends and capital gain distributions from each fund are reinvested in that fund. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Realized gains and losses from security transactions are reported on an average cost basis. Dividend income is recorded on the ex-dividend date.



     Federal Income Taxes



     The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent the earnings are credited under the contracts. Accordingly, no charge for income tax is currently recorded to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.



     Use of Estimates



     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.



(3)  FEES AND CHARGES



     Policy Charges



     In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by The Company by redeeming an appropriate number of units for each policy.



     ADMINISTRATIVE FEE: The Company will have primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, The Company may assess each policy a monthly administrative fee. For additional detail, see schedule of expenses and charges in the prospectus.



     DEFERRED CONTINGENT SALES AND ADMINISTRATIVE CHARGES: The sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during that period. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally built up in twelve equal increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with The Company crediting additional amounts at its discretion.

     POLICY FEE: The Company will incur first-year expenses upon issue of a policy, and will assess each policy a monthly policy fee to recover these expenses.



     COST OF INSURANCE AND ADDITIONAL BENEFITS PROVIDED: The Company will assume the responsibility for providing the insurance benefits provided in the policy. The cost of insurance will be determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables as described in the Account's prospectus.



     Variable Account Charges



     MORTALITY AND EXPENSE RISK CHARGE: The Company will deduct daily a mortality and expense risk charge from the Account at an annual rate of 0.90% of the average daily net asset value of the Account. These charges will be deducted by The Company in return for its assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

(4)  INVESTMENT TRANSACTIONS



     The cost of shares purchased, including reinvestment of dividend distributions, during the year ended December 31, 2002, was as follows:



          Money Market Fund ......................   $8,815,936
          Bond Fund ..............................    4,000,045
          Strategic Income Series ................       55,922
          High Income Fund .......................      301,660
          Balanced Fund ..........................    6,484,996
          Growth and Income Stock Fund ...........    6,728,486
          Capital Appreciation Stock Fund ........    3,235,353
          Mid-Cap Stock Fund .....................    2,305,984
          Emerging Growth Series .................    1,118,767
          International Stock Portfolio ..........      713,977
          Developing Markets Fund ................       70,014



(5)  UNIT ACTIVITY FROM POLICY TRANSACTIONS



     Transactions in units of each subaccount of the Account for the years ended December 31, 2002, 2001 and 2000 were as follows:



                                 MONEY                                               STRATEGIC                    HIGH
                                MARKET                      BOND                      INCOME                     INCOME
                              SUBACCOUNT                 SUBACCOUNT                 SUBACCOUNT                  SUBACCOUNT
                      ------------------------    ------------------------    ------------------------    -----------------------
                        TYPE 1        TYPE 2         TYPE 1     TYPE 2          TYPE 1     TYPE 2           TYPE 1*      TYPE 2
                      ----------    ----------    ----------    ----------    ----------    ----------                 ----------
Outstanding at
  December 31, 1999      220,755            --       139,585           107        51,976           106                        107
Sold                     450,205       426,805        29,408        14,555         5,954         1,239                     11,254
Repurchased             (484,331)     (103,011)      (33,816)         (519)       (8,011)         (145)                      (662)
                      ----------    ----------    ----------    ----------    ----------    ----------                 ----------
Outstanding at
  December 31, 2000      186,629       323,794       135,177        14,143        49,919         1,200                     10,699
Sold                     136,762       469,259        62,927        94,778         3,805           465                     40,755
Repurchased             (143,768)     (264,347)      (17,092)      (14,107)       (3,959)         (428)                    (3,640)
                      ----------    ----------    ----------    ----------    ----------    ----------                 ----------
Outstanding at
  December 31, 2001      179,623       528,706       181,012        94,814        49,765         1,237                     47,814
Sold                      92,314       729,091        59,750       203,258         1,025         2,499                     38,362
Repurchased             (112,816)     (967,146)      (46,424)      (52,748)       (5,651)       (2,632)                   (17,634)
                      ----------    ----------    ----------    ----------    ----------    ----------                 ----------
Outstanding at
  December 31, 2002      159,121       290,651       194,338       245,324        45,139         1,104                     68,542
                      ==========    ==========    ==========    ==========    ==========    ==========                 ==========



                                                                                      CAPITAL
                                                           GROWTH AND               APPRECIATION                  MID-CAP
                              BALANCED                   INCOME STOCK                  STOCK                       STOCK
                             SUBACCOUNT                   SUBACCOUNT                SUBACCOUNT                  SUBACCOUNT
                      ------------------------    ------------------------    ------------------------    -----------------------
                        TYPE 1        TYPE 2         TYPE 1     TYPE 2          TYPE 1     TYPE 2           TYPE 1*      TYPE 2
                      ----------    ----------    ----------    ----------    ----------    ----------                 ----------
Outstanding at
  December 31, 1999    1,593,968         8,270     1,246,783         3,979     1,333,827         1,481                        439
Sold                     200,206       209,955       172,603       341,335       344,611       185,309                     60,291
Repurchased             (275,458)      (15,746)     (179,232)      (22,674)     (215,716)      (13,334)                    (4,447)
                      ----------    ----------    ----------    ----------    ----------    ----------                 ----------
Outstanding at
  December 31, 2000    1,518,716       202,479     1,240,154       322,640     1,462,722       173,456                     56,283
Sold                     150,739       297,142       137,918       543,256       207,926       398,188                    109,177
Repurchased             (200,221)      (53,163)     (168,230)     (230,953)     (211,918)     (116,040)                   (30,768)
                      ----------    ----------    ----------    ----------    ----------    ----------                 ----------
Outstanding at
  December 31, 2001    1,469,234       446,458     1,209,842       634,943     1,458,730       455,604                    134,692
Sold                     160,433       376,987       149,141       501,012       205,184       337,162                    208,754
Repurchased             (221,528)     (149,218)     (192,922)     (212,198)     (261,088)     (171,432)                   (59,040)
                      ----------    ----------    ----------    ----------    ----------    ----------                 ----------
Outstanding at
  December 31, 2002    1,408,139       674,227     1,166,061       923,757     1,402,826       621,334                    284,406
                      ==========    ==========    ==========    ==========    ==========    ==========                 ==========

                            EMERGING              INTERNATIONAL              DEVELOPING
                             GROWTH                  STOCK                    MARKETS
                           SUBACCOUNT              SUBACCOUNT               SUBACCOUNT
                      ---------------------   --------------------    --------------------
                       TYPE 1      TYPE 2      TYPE 1      TYPE 2       TYPE 1*    TYPE 2
Outstanding at
  December 31, 1999    536,259         454     446,501         497                    118
Sold                   243,927     131,762     206,728      57,534                 13,165
Repurchased           (121,459)    (10,851)    (79,979)     (6,421)                (1,946)
                      --------    --------    --------    --------                --------

Outstanding at
  December 31, 2000    658,727     121,365     573,250      51,610                 11,337
Sold                   120,629     196,949      86,917      66,348                  9,644
Repurchased           (114,019)    (65,447)    (94,944)    (29,809)                (4,965)
                      --------    --------    --------    --------                -------
Outstanding at
  December 31, 2001    665,337     252,867     565,223      88,149                 16,016
Sold                   125,259     206,634      91,156      91,993                 14,003
Repurchased           (130,116)   (125,581)   (106,107)    (63,210)                (9,256)
                      --------    --------    --------    --------                -------
Outstanding at
  December 31, 2002    660,480     333,920     550,272     116,932                 20,763
                      ========    ========    ========    ========                =======



*This fund not available in this product type.



(6)  CONDENSED FINANCIAL INFORMATION



     The table below gives per unit information about the financial history of each subaccount for each period.



                                                                MONEY MARKET SUBACCOUNT

                                 2002                2001                2000                1999             1998
                           ----------------    -----------------   ----------------    -----------------     ------
UNIT VALUE:                TYPE 1    TYPE 2    TYPE 1     TYPE 2   TYPE 1    TYPE 2    TYPE 1   TYPE 2**     TYPE 1
  Beginning of period      $21.60    $10.80    $21.00    $10.50    $19.99    $10.00    $19.24   $10.00       $18.47

  End of period             21.72     10.87     21.60     10.80     21.00     10.50     19.99    10.00        19.24

NET ASSETS AT END OF
  PERIOD (000s)             3,455     3,159     3,880     5,710

UNITS OUTSTANDING AT
  END OF PERIOD (000s)        159       291       180       529       187       324       221        0          188

TOTAL RETURN(1)              0.56%     0.65%     2.86%     2.86%     5.05%     5.00%     3.90%    0.00%***     4.17%

INVESTMENT INCOME RATIO(2)   1.50%     1.50%     3.61%     3.61%

EXPENSE RATIO(3)             0.90%     0.90%     0.90%     0.90%



                                                             BOND SUBACCOUNT

                                 2002                2001                2000                1999             1998
                           ----------------    -----------------   ----------------    -----------------     ------
NET ASSET VALUE:           TYPE 1    TYPE 2    TYPE 1     TYPE 2   TYPE 1    TYPE 2    TYPE 1   TYPE 2**     TYPE 1
  Beginning of period      $31.94    $11.51    $29.76    $10.72    $27.77    $10.00    $27.82   $10.00       $26.43
  End of period             34.37     12.38     31.94     11.51     29.76     10.72     27.77    10.00        27.82
NET ASSETS AT END OF
  PERIOD (000s)             6,679     3,037     5,782     1,091

UNITS OUTSTANDING AT
  END OF PERIOD (000S)        194       245       181        95       135        14       140      0.1          130

TOTAL RETURN(1)              7.61%     7.56%     7.34%     7.37%     7.17%     7.20%    (0.18%)   0.00%***     5.26%

INVESTMENT INCOME RATIO(2)   4.93%     4.93%     6.22%     6.22%

EXPENSE RATIO(3)             0.90%     0.90%     0.90%     0.90%

                                                              STRATEGIC INCOME SUBACCOUNT

                                   2002                2001                2000                1999             1998
                             ----------------    ----------------    ----------------    ---------------       ------
NET ASSET VALUE:             TYPE 1    TYPE 2    TYPE 1    TYPE 2   TYPE 1    TYPE 2    TYPE 1   TYPE 2**      TYPE 1
  Beginning of period        $12.83    $10.79    $12.36    $10.39    $11.89    $10.00    $12.31   $10.00       $11.51

  End of period               13.79     11.60     12.83     10.79     12.36     10.39     11.89    10.00        12.31

NET ASSETS AT END OF
  PERIOD (000s)                 622        13       639        13

UNITS OUTSTANDING AT
  END OF PERIOD (000s)           45         1        50         1        50         1        52      0.1           60

TOTAL RETURN(1)                7.48%     7.51%     3.83%     3.85%     3.95%     3.90%    (3.41%)   0.00%***     6.90%

INVESTMENT INCOME RATIO(2)     3.82%     3.82%     3.72%     3.72%

EXPENSE RATIO(3)               0.90%     0.90%     0.90%     0.90%



                                                           HIGH INCOME SUBACCOUNT

                                   2002                 2001               2000                1999
                             ----------------    ----------------    ----------------    -----------------
NET ASSET VALUE:             TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1   TYPE 2**
  Beginning of period                  $ 9.66              $ 9.56              $10.03             $10.00

  End of period                          9.35                9.66                9.56              10.03

NET ASSETS AT END OF
  PERIOD (000s)                           641                 462

UNITS OUTSTANDING AT
  END OF PERIOD (000s)                     69                  48                  11                0.1

TOTAL RETURN(1)                         (3.21%)              0.99%              (4.69%)             0.28%***

INVESTMENT INCOME RATIO(2)               9.17%               6.02%

EXPENSE RATIO(3)                         0.90%               0.90%



                                                             BALANCED SUBACCOUNT

                                     2002               2001              2000                1999               1998
                             ------------------  ------------------   -----------------   -----------------      ----
NET ASSET VALUE:              TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1   TYPE 2     TYPE 1  TYPE 2**     TYPE 1
  Beginning of period        $ 48.80    $ 9.98   $ 50.80    $10.39    $49.35    $10.09    $43.49   $10.00       $38.69

  End of period                42.97      8.79     48.80      9.98     50.80     10.39     49.35    10.09        43.49

NET ASSETS AT END OF
  PERIOD (000s)               60,515     5,927    71,695     4,456

UNITS OUTSTANDING AT
  END OF PERIOD (000s)         1,408       674     1,469       446     1,519       202     1,594        8        1,581

TOTAL RETURN(1)               (11.95%)  (11.92%)   (3.94%)   (3.95%)    2.94%     2.97%    13.48%    0.90%***    12.41%

INVESTMENT INCOME RATIO(2)      3.07%     3.07%     2.99%     2.99%

EXPENSE RATIO(3)                0.90%     0.90%     0.90%     0.90%



                                                     GROWTH AND INCOME STOCK SUBACCOUNT

                                     2002               2001              2000                1999              1998
                             ------------------  ------------------   -----------------   ----------------     ------
NET ASSET VALUE:              TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1   TYPE 2     TYPE 1  TYPE 2**     TYPE 1
  Beginning of period        $ 72.53    $ 8.91   $ 81.96    $10.07    $82.04    $10.08    $70.17   $10.00      $ 60.02

  End of period                56.39      6.93     72.53      8.91     81.96     10.07     82.04    10.08        70.17

NET ASSETS AT END OF
  PERIOD (000s)               65,752     6,402    87,752     5,657

UNITS OUTSTANDING AT
  END OF PERIOD (000s)         1,166       924     1,210       635     1,240       323     1,247        4       1,207

TOTAL RETURN(1)               (22.25%)  (22.22%)  (11.50%)  (11.52%)   (0.10%)   (0.10%)   16.91%    0.80%***   16.91%

INVESTMENT INCOME RATIO(2)      1.37%     1.37%     1.07%     1.07%

EXPENSE RATIO(3)                0.90%     0.90%     0.90%     0.90%

                                                    CAPITAL APPRECIATION STOCK SUBACCOUNT

                                     2002               2001              2000                1999               1998
                             ------------------  ------------------   -----------------   -----------------    -------
NET ASSET VALUE:              TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1   TYPE 2     TYPE 1  TYPE 2**      TYPE 1

  Beginning of period        $ 29.45    $ 9.66   $ 32.70    $10.73    $31.64    $10.38    $25.49   $10.00       $21.27

  End of period                20.01      6.57     29.45      9.66     32.70     10.73     31.64    10.38        25.49

NET ASSETS AT END OF
  PERIOD (000s)               28,075     4,082    42,957     4,401

UNITS OUTSTANDING AT
  END OF PERIOD (000s)         1,403       621     1,459       456     1,463       173     1,334        1        1,297

TOTAL RETURN(1)               (32.05%)  (31.99%)   (9.94%)   (9.97%)    3.35%     3.37%    24.11%    3.80%***    19.94%

INVESTMENT INCOME RATIO(2)      0.24%     0.24%     0.10%     0.10%

EXPENSE RATIO(3)                0.90%     0.90%     0.90%     0.90%



                                                          MID-CAP STOCK SUBACCOUNT

                                   2002                   2001                   2000                   1999
                             -----------------      -----------------      -----------------      -----------------
NET ASSET VALUE:              TYPE 1    TYPE 2       TYPE 1   TYPE 2        TYPE 1    TYPE 2        TYPE 1  TYPE 2**
  Beginning of period                   $14.05                 $12.76                 $10.39                $10.00

  End of period                          11.50                  14.05                  12.76                 10.39

NET ASSETS AT END OF

  PERIOD (000s)                          3,271                  1,893

UNITS OUTSTANDING AT

  END OF PERIOD (000s)                     284                    135                     56                   0.4

TOTAL RETURN(1)                         (18.15%)                10.14%                 22.81%                 3.90%***

INVESTMENT INCOME RATIO(2)                0.62%                  1.07%

EXPENSE RATIO(3)                          0.90%                  0.90%




                                                         EMERGING GROWTH SUBACCOUNT

                                   2002                2001                2000                1999             1998
                             ----------------    ----------------    ----------------    ---------------       ------
NET ASSET VALUE:             TYPE 1    TYPE 2    TYPE 1    TYPE 2   TYPE 1    TYPE 2    TYPE 1   TYPE 2**      TYPE 1
  Beginning of period        $ 14.94    $ 6.54   $ 22.67    $ 9.92    $28.46    $12.47    $16.24   $10.00      $12.21

  End of period                 9.80      4.29     14.94      6.54     22.67      9.92     28.46    12.47       16.24

NET ASSETS AT END OF
  PERIOD (000s)                6,476     1,433     9,938     1,654

UNITS OUTSTANDING AT
  END OF PERIOD (000s)           660       334       665       253       659       121       536      0.5         433

TOTAL RETURN(1)               (34.40%)  (34.40%)  (34.11%)  (34.07%)% (20.34%)  (20.45%)   75.22%   24.70%***   33.01%

INVESTMENT INCOME RATIO(2)      0.00%     0.00%     0.00%     0.00%

EXPENSE RATIO(3)                0.90%     0.90%     0.90%     0.90%



                                                       INTERNATIONAL STOCK SUBACCOUNT

                                   2002                   2001                   2000                   1999             1998
                             -----------------      -----------------      -----------------      -----------------      ----
NET ASSET VALUE:              TYPE 1   TYPE 2        TYPE 1   TYPE 2        TYPE 1   TYPE 2        TYPE 1  TYPE 2**     TYPE 1
  Beginning of period         $11.74    $7.11        $15.24    $9.22        $18.71   $11.33        $14.16   10.00       $12.33

  End of period                 9.51     5.76         11.74     7.11         15.24     9.22         18.71   11.33        14.16

NET ASSETS AT END OF

  PERIOD (000s)                5,232      674         6,638      627

UNITS OUTSTANDING AT

  END OF PERIOD (000s)           550      117           565       88           573       52           447     0.5          411

TOTAL RETURN(1)                18.99%) (18.99%)      (22.94%) (22.89%)      (18.55%) (18.62%)       32.13%  13.30%***    14.80%

INVESTMENT INCOME RATIO(2)      0.96%    0.96%         1.98%    1.98%

EXPENSE RATIO(3)                0.90%    0.90%         0.90%    0.90%

                                                        DEVELOPING MARKETS SUBACCOUNT

                                   2002                   2001                   2000                   1999
                             -----------------      -----------------      -----------------      -----------------
NET ASSET VALUE:              TYPE 1   TYPE 2        TYPE 1   TYPE 2        TYPE 1   TYPE 2        TYPE 1  TYPE 2**
  Beginning of period                   $ 6.46                 $ 7.09                 $10.53                $  10.00

  End of period                           6.39                   6.46                   7.09                   10.53

NET ASSETS AT END OF
  PERIOD (000s)                            133                    103

UNITS OUTSTANDING AT
  END OF PERIOD (000s)                      21                     16                     11                     0.1

TOTAL RETURN(1)                          (1.08%)                (8.88%)               (32.67%)                  5.34%***

INVESTMENT INCOME RATIO(2)                1.48%                  0.85%

EXPENSE RATIO(3)                          0.90%                  0.90%



    *This fund not available in this product type.



   **The VULII product inception date was November 8, 1999, with all subaccounts starting with a $10.00 unit price.



  ***Not annualized.



(1) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.



(2) These amounts represent dividend income, excluding capital gain distributions, received by the subaccount from the underlying mutual fund divided by the average net assets. These ratios exclude adverse mortality and expense charges that result in direct reductions in the unit values. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.



(3) These ratios represent the annualized contract expenses of the separate account, consisting of adverse mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Other charges made directly to contract owner accounts and expenses of the underlying fund are excluded.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Account



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the CUNA Mutual Life Variable Account (comprising, respectively, the Money Market, Bond, Strategic Income (formerly known as Global Governments), High Income, Balanced, Growth and Income Stock, Capital Appreciation Stock, Mid-Cap Stock, Emerging Growth, International Stock and Developing Markets Subaccounts) as of December 31, 2002, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the CUNA Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2002 with Ultra Series Fund, T. Rowe Price International Series, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Milwaukee, Wisconsin

February 7, 2003

CUNA MUTUAL LIFE INSURANCE
COMPANY AND SUBSIDIARIES
REPORT ON AUDITS OF CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                        REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
CUNA Mutual Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, changes in policyholders' surplus and cash flows present fairly, in all material respects, the financial position of CUNA Mutual Life Insurance Company and its subsidiaries at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
April 11, 2003

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2002 and 2001
(000s omitted)
================================================================================


                                      ASSETS                       2002         2001
=======================================================================================
Debt securities available for sale at fair value                $2,231,030   $1,770,598
Equity securities available for sale at fair value                  78,770       98,623
Investment in unconsolidated affiliate                              12,342       11,072
Mortgage loans                                                     275,971      306,902
Real estate                                                         42,961       44,397
Policy loans                                                       100,022      101,275
Short-term investments                                             186,058       92,760
Other invested assets                                               17,974       22,450
Cash and cash equivalents                                           62,286       44,427
---------------------------------------------------------------------------------------

Total cash and investments                                       3,007,414    2,492,504

Accrued investment income                                           30,874       26,179
Reinsurance recoverable                                            561,844      444,543
Deferred policy acquisition costs                                  215,994      218,067
Income taxes receivable                                              1,442            -
Office properties, equipment and computer software                  17,141       14,858
Separate account assets                                          2,765,637    2,906,402
Other assets and receivables                                        27,505       24,695
---------------------------------------------------------------------------------------

Total assets                                                    $6,627,851   $6,127,248
=======================================================================================

                       LIABILITIES AND POLICYHOLDERS' SURPLUS
---------------------------------------------------------------------------------------

Insurance reserves - life and health                            $  670,094   $  647,244
Policyholder account balances                                    2,423,734    1,977,015
Unearned premiums                                                   30,455       36,738
Dividends payable to policyholders                                  13,612       13,395
Income taxes payable                                                     -       19,683
Deferred tax liability                                              25,270        4,286
Accrued postretirement benefit liability                            26,609       23,122
Accrued pension liability                                           11,084        7,830
Separate account liabilities                                     2,765,637    2,906,402
Accounts payable and other liabilities                             272,480      131,498
---------------------------------------------------------------------------------------

Total liabilities                                                6,238,975    5,767,213
---------------------------------------------------------------------------------------

Accumulated other comprehensive income                              47,413       13,978
Retained earnings                                                  341,463      346,057
---------------------------------------------------------------------------------------

Total policyholders' surplus                                       388,876      360,035
---------------------------------------------------------------------------------------

Total liabilities and policyholders' surplus                    $6,627,851   $6,127,248
=======================================================================================





  See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Income
Years Ended December 31, 2002, 2001 and 2000
(000s omitted)
================================================================================


                                                                   2002         2001         2000
===================================================================================================
Revenues:
  Life and health premiums                                       $ 139,381    $ 126,529   $ 114,793
  Net investment income                                            145,337      148,490     145,928
  Net realized investment gains (losses)                           (29,545)       9,553     (14,858)
  Contract charges                                                  73,926       86,205      65,996
  Other income                                                       8,292        7,668       9,179
---------------------------------------------------------------------------------------------------

Total revenues                                                     337,391      378,445     321,038
---------------------------------------------------------------------------------------------------

Benefits and expenses:
  Life and health insurance claims and benefits                    113,424      120,719     106,236
  Interest credited to policyholder account balances                79,026       68,792      67,691
  Policyholder dividends                                            26,820       26,223      25,458
  Operating and other expenses                                     108,322       92,861      76,320
  Policy acquisition costs incurred                                 35,669       38,710      25,926
---------------------------------------------------------------------------------------------------

Total benefits and expenses                                        363,261      347,305     301,631
---------------------------------------------------------------------------------------------------

Income (loss) before income taxes and equity in net income
  of unconsolidated affiliate                                      (25,870)      31,140      19,407

Income tax expense (benefit)                                       (20,454)       7,522       7,931
---------------------------------------------------------------------------------------------------

Income (loss) before equity in net income of unconsolidated
  affiliate                                                         (5,416)      23,618      11,476

Equity in net income of unconsolidated affiliate, net of tax           822        1,476       1,947
---------------------------------------------------------------------------------------------------

Net income (loss)                                                $  (4,594)   $  25,094   $  13,423
===================================================================================================



See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income
Years Ended December 31, 2002, 2001 and 2000
(000s omitted)
================================================================================


                                                                                  2002        2001        2000
================================================================================================================
Net income (loss)                                                               $ (4,594)   $ 25,094    $ 13,423
----------------------------------------------------------------------------------------------------------------

Other comprehensive income (loss), net of tax:
  Unrealized gains on investment securities:
    Unrealized holding gains arising during period, net of                        14,719       6,794      11,118
      income tax expense of $7,926, $3,658 and $5,987,
      respectively
    Less:  reclassification adjustment for (gains) losses                         18,716      (8,854)      8,457
      included in net income, net of income tax expense
      (benefit) of $(10,078), $4,768 and $(4,554),
      respectively
----------------------------------------------------------------------------------------------------------------

Other comprehensive income (loss)                                                 33,435      (2,060)     19,575
----------------------------------------------------------------------------------------------------------------

Comprehensive income                                                            $ 28,841    $ 23,034    $ 32,998
================================================================================================================




See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Policyholders' Surplus
Years Ended December 31, 2002, 2001 and 2000
(000s omitted)
================================================================================


                                                                Accumulated
                                                                   Other                                   Total
                                                               Comprehensive          Retained         Policyholders'
                                                               Income (Loss)          Earnings            Surplus
=====================================================================================================================
Balance, December 31, 1999                                      $  (3,537)           $ 307,540            $ 304,003

Net income                                                              -               13,423               13,423
Unrealized gain on investment
  securities, net of tax                                           19,575                    -               19,575
-------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2000                                         16,038              320,963              337,001

Net income                                                              -               25,094               25,094
Unrealized loss on investment
  securities, net of tax                                           (2,060)                   -               (2,060)
-------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                         13,978              346,057              360,035

Net loss                                                                -               (4,594)              (4,594)
Unrealized gain on investment
  securities, net of tax                                           33,435                    -               33,435
-------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                      $  47,413            $ 341,463            $ 388,876
===================================================================================================================



See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flow
Years Ended December 31, 2002, 2001 and 2000
(000s omitted)
================================================================================


                                                                               2002          2001        2000
================================================================================================================

Cash flows from operating activities:
  Net income (loss)                                                          $  (4,594)   $  25,094    $  13,423
    Adjustments to reconcile net income to net cash provided
      by operating activities:
      Amortization of deferred policy acquisition costs                         35,669       38,710       25,926
      Policy acquisition costs deferred                                        (46,369)     (38,637)     (45,698)
      Depreciation of fixed assets                                               5,818        6,683        6,631
      Deferred income tax expense                                                3,045        2,076        4,185
      Net realized investment (gains) losses                                    29,545       (9,553)      14,858
      Policyholder assessments on investment-type contracts                    (21,815)     (21,407)     (22,173)
      Interest credited to policyholder account balances                        79,026       68,792       67,691
      Amortization of bond premium and discount                                  1,284       (2,751)      (2,426)
      Other investment income                                                      484            -            -
      Equity in net income of unconsolidated affiliate                            (822)      (1,476)      (1,947)
    Changes in other assets and liabilities:
      Accrued investment income                                                 (4,695)        (642)       1,143
      Other assets and receivables                                             (10,558)       2,546       (1,058)
      Insurance reserves                                                        22,850       31,134       27,970
      Unearned premiums                                                         (1,437)     (13,046)         695
      Accrued income taxes                                                     (21,125)        (868)       1,770
      Other liabilities                                                        145,130        1,928        8,454
      Other non-cash charges                                                         -            -       (3,447)
----------------------------------------------------------------------------------------------------------------

Net cash provided by operating activities                                      211,436       88,583       95,997
----------------------------------------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flow, continued
Years Ended December 31, 2002, 2001 and 2000
(000s omitted)
================================================================================


                                                                         2002          2001            2000
==============================================================================================================
                                                                     >
Cash flows from investing activities:
  Purchase of investments:
    Debt securities                                                  $(1,350,286)   $  (985,419)   $  (883,013)
    Equity securities                                                    (24,622)       (39,828)       (74,540)
    Mortgage loans                                                             -           (600)       (56,686)
    Real estate                                                           (1,228)        (2,903)        (9,192)
    Short-term investments                                              (131,232)       (37,979)             -
  Proceeds on sale or maturity of investments:
    Debt securities                                                      955,610        658,073        968,514
    Equity securities                                                     26,119         62,562         21,548
    Mortgage loans                                                        30,931         32,970         41,855
    Real estate                                                                -          7,352            565
    Short-term investments                                                37,893         15,017              -
  Purchases of office properties, equipment and computer
    software                                                              (5,672)        (6,959)        (4,262)
  Change in policy loans                                                   1,253          1,779         (1,223)
  Other, net                                                             (12,299)         3,956           (924)
--------------------------------------------------------------------------------------------------------------

Net cash provided by (used in) investing activities                     (473,533)      (291,979)         2,642
--------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Deposits to policyholder account balances                              564,364        315,523         73,223
  Withdrawals from policyholder account balances                        (284,408)      (127,348)      (202,469)
  Net change in separate account assets and liabilities                        -         10,234         (9,637)
--------------------------------------------------------------------------------------------------------------

Net cash provided by (used in) financing
  Activities                                                             279,956        198,409       (138,883)
--------------------------------------------------------------------------------------------------------------

Change in cash and cash equivalents                                       17,859         (4,987)       (40,244)
Cash and cash equivalents at beginning of year                            44,427         49,414         89,658
--------------------------------------------------------------------------------------------------------------

Cash and cash equivalents at end of year                             $    62,286    $    44,427    $    49,414
==============================================================================================================

Supplemental disclosures of cash information:
  Cash (refunded) paid during the year for income taxes,
    net of refunds                                                   $    (2,374)   $     6,266    $     3,023
==============================================================================================================





See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2002
================================================================================

    (1)    NATURE OF BUSINESS

           CUNA Mutual Life Insurance Company (CMLIC or the Company), a mutual life insurance company domiciled in Iowa, offers a full range of ordinary life and health insurance and annuity products through face-to-face and direct response distribution systems. Most of its new business is generated from sales to credit union members. The Company owns 50% of MEMBERS Capital Advisors, Inc., a registered investment advisor and 100% of CMIA of Wisconsin, Inc., an insurance agency and holding company. CMIA of Wisconsin, Inc. owns 100% of League Insurance Agency.

           The Company is authorized to sell insurance in the District of Columbia and all states except New York. No single jurisdiction has a significant concentration of business.

    (2)    BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                BASIS OF PRESENTATION

           The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of CMLIC and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.

           The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations, deferred policy acquisition costs and insurance reserves are most affected by the use of estimates and assumptions.

                INVESTMENTS OTHER THAN UNCONSOLIDATED AFFILIATES

           Debt securities, including bonds and redeemable preferred stocks are classified as available for sale and are carried at fair value. Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry survey values or internal estimates. These assumptions are consistent with the current interest rate environment. The retrospective adjustment method is used to value all such securities.

           Equity securities, including common stocks and nonredeemable preferred stocks, are classified as available for sale and are reported at fair value.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================


           Unrealized gains and losses on investment securities, net of deferred federal income taxes, are included in accumulated other comprehensive income (loss) as a separate component of policyholders' surplus.

           Mortgage loans are carried at their aggregate unpaid principal balance less adjustments for other than temporary impairments, which are reflected as adjustments in the cost basis.

           Real estate is carried at cost net of accumulated depreciation ($25.1 million and $22.4 million at December 31, 2002 and 2001, respectively), less adjustments for other than temporary impairments, which are reflected as adjustments to the cost basis.

           Policy loans are reported at their unpaid principal balance.

           Short-term investments are reported at amortized cost, which approximates fair value.

           Investment income is recognized as earned. Investment income reflects amortization of premiums and accrual of discounts on an effective-yield basis. Realized gains and losses on the sale of investments are reported in income based upon the specific identification method. Charges for other than temporary declines in the value of investments are recognized in net realized investment gains (losses) and the costs of the investments are reduced to their estimated fair values.

                INVESTMENT IN UNCONSOLIDATED AFFILIATE

           Investment in unconsolidated affiliate represents CMLIC's 50% ownership of MEMBERS Capital Advisors, Inc., and is accounted for using the equity method.

                DEFERRED POLICY ACQUISITION COSTS

           The costs of acquiring new business that vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs principally include commissions and similar selling expenses, premium taxes, sales costs, and certain policy issuance and underwriting costs. For interest-sensitive products and investment contracts, these deferred acquisition costs are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment, and expense margins. Deferred acquisition costs on participating insurance contracts are amortized over the life of the book of participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized. For traditional life insurance products, deferred acquisition costs are amortized in relation to expected premiums. For interest-sensitive, investment and participating insurance contracts, the deferred policy acquisition cost asset is adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================


                OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

           Office properties, equipment, and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. Accumulated depreciation on office properties, equipment, and computer software at December 31, 2002 and 2001 is $35.0 million and $32.6 million, respectively.

                SEPARATE ACCOUNTS

           The Company issues variable annuities, variable life insurance policies, and certain other insurance contracts, the assets and liabilities of which are legally segregated. They are reflected in the accompanying consolidated balance sheet as assets and liabilities of separate accounts. Separate account assets are carried at fair value. Separate account liabilities primarily represent the contractholders' claims to the related assets and are carried at the fair value of the assets.

           Separate account contract fee income for investment management and policy administration is reflected by the Company in the accompanying consolidated statement of income. Investment income and realized and unrealized capital gains and losses of the separate account assets, except for the portion related to the Company's ownership of the separate accounts, accrue directly to the contractholders and therefore, are not included in the Company's consolidated statements of income. Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus.

           Substantially all of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission.

                INSURANCE RESERVES

           For traditional participating products, reserves are computed using the net level premium method. Mortality and interest rates used are those guaranteed in calculating the cash surrender values. Mortality rates are based on statutory valuation tables and interest rates vary from 2.5% to 5.5%. No provision is made for adverse deviation.

           For traditional nonparticipating products, reserves are computed using the net level premium method based on estimated future investment yield, mortality, morbidity, withdrawals, and expenses. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Withdrawal assumptions are based on actual and industry experience. Interest rates start at 8.0% and grade to an ultimate level of 5.5%. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality/morbidity assumption when deemed necessary.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================


                POLICYHOLDER ACCOUNT BALANCES

           The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges.

           For deferred annuities and interest-sensitive life contracts, policyholder account balances reflect net amounts received plus interest credited during the contract accumulation period. For deferred annuities and interest-sensitive life contracts average credited rates ranged from 3.50% to 5.78% in 2002 and 4.05% to 6.85% in 2001. Future minimum guaranteed interest rates during the life of the contracts vary from 3.5% to 4.5%.

           For immediate annuities or life annuity benefit options, the policyholder account liability is calculated as the present value of future benefits. The mortality rates used are based on statutory valuation tables and the interest rates range from 4.0% to 9.5%.

                REVENUE, BENEFIT, AND EXPENSE RECOGNITION

           Term life and whole life insurance premiums are recognized as premium income when due. Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to longevity risks (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. The association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

           Interest-sensitive policies are issued on an annual or single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest-sensitive policies, which are recorded as contract charges in the accompanying consolidated financial statements, consist of charges assessed against policyholder account balances for surrender charges, cost of insurance, and policy administration. Policy benefits and claims that are charged to expense include benefits paid in the period in excess of related policyholder account balances.

           Amounts collected on policies not subject to any significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenue for investment contracts consist of net investment income and policy charges such as mortality, expense, and surrender charges. Expenses consist of benefits incurred in the period in excess of related policyholder account balances and interest credited to contracts, policy maintenance costs, and amortization of deferred policy acquisition costs.

           Profits from interest-sensitive policies and investment contracts are recognized in relation to the expected gross profit stream of the product (fees, charges, and investment income reduced by related expenses).

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================

                INCOME TAXES

           The provision for income taxes includes amounts currently payable and deferred income taxes, which result from differences between financial reporting and tax bases of assets and liabilities. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted.

                BENEFIT PLANS

           The Company recognizes pension costs for its defined benefit pension plans on an accrual basis. The cost of postretirement benefits are recognized on an accrual basis as employees perform services to earn the benefits. Postretirement benefits are generally funded on a pay-as-you-go basis. The cost of benefits provided to former or inactive employees after employment but before retirement are recognized during an employee's service years if they meet certain requirements.

                REINSURANCE

           Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported net in the statements of income. A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured.

                CASH AND CASH EQUIVALENTS

           Cash and cash equivalents include deposits in financial institutions, U.S. Treasury bills, money market instruments, and commercial paper with original maturities under 90 days, which are not otherwise restricted.

                FOREIGN EXCHANGE

           The Company's financial statements are impacted by changes in foreign currency exchange rates on investment holdings denominated in foreign currency. The foreign exchange impact of investment holdings classified as available for sale are included in accumulated other comprehensive income (loss) as a separate component of policyholders' surplus. The foreign exchange impacts on all other investment holdings are reflected as transaction gains and losses in the Company's consolidated statements of income.

                DERIVATIVE FINANCIAL INSTRUMENTS

           The Company uses derivative instruments, such as interest rate swaps and caps, total return swaps, foreign currency futures, bond and stock index futures, and purchased and written options to help maximize risk adjusted investment returns; reduce interest rate risks of long term assets; control exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. Derivatives are stated in the

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================

           consolidated balance sheets at estimated fair value. Changes in fair value are reported in net income.

           CMLIC uses hedge accounting when derivatives are designated, qualify and are highly effective as hedges. Under hedge accounting, changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in net income.

                EMERGING ACCOUNTING MATTERS

           As of January 1, 2002, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 eliminated the practice of amortizing goodwill through periodic changes to earnings and establishes a new methodology for reporting and measuring goodwill and other intangible assets.

           In accordance with the standard, CMLIC ceased goodwill amortization on January 1, 2002. Although goodwill is no longer amortized, SFAS No. 142 requires goodwill to be evaluated for impairment at least annually, and written down through earnings when impaired. At implementation, the Company's evaluation of its goodwill, based on discounted cash flow analyses, did not result in an impairment loss. No goodwill was deemed to be impaired during the balance of 2002. At December 31, 2002, the Company has a balance in unamortized goodwill of $4.0 million. For comparative purposes, CMLIC recorded goodwill amortization expense of $0.5 million in 2001 and $0.2 million in 2000.

    (3)    INVESTMENTS

                DEBT SECURITIES

           The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2002 and 2001 are as follows (000s omitted):

===================================================================================
                                                 Gross Unrealized
                                 Amortized       ----------------        Estimated
December 31, 2002                  Cost         Gains       Losses       Fair Value
-----------------------------------------------------------------------------------
States and political
  subdivisions                   $      267   $       11  $         -    $      278
U.S. government and
  agencies                          209,139        6,395            -       215,534
Foreign government securities       173,414       27,531         (894)      200,051
Domestic corporate securities       833,037       42,326       (8,002)      867,361
Mortgage-backed and other
  structured securities             866,375       36,019       (5,317)      897,077
Foreign corporate
  securities                         48,489        2,291          (51)       50,729
-----------------------------------------------------------------------------------
Total debt securities            $2,130,721   $  114,573   $  (14,264)   $2,231,030
===================================================================================

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================


===================================================================================
                                                 Gross Unrealized
                                 Amortized       ----------------        Estimated
December 31, 2002                  Cost         Gains       Losses       Fair Value
-----------------------------------------------------------------------------------
States and political
  subdivisions                   $    3,050   $        -   $      (92)   $    2,958
U.S. government and
  agencies                          120,896        1,846       (1,233)      121,509
Foreign government securities       126,578        2,641       (4,773)      124,446
Domestic corporate securities       680,570       26,929       (7,253)      700,246
Mortgage-backed and other
  structured securities             759,174       16,177       (5,871)      769,480
Foreign corporate
  securities                         50,303        1,991         (335)       51,959
-----------------------------------------------------------------------------------
Total debt securities            $1,740,571   $   49,584   $  (19,557)   $1,770,598
===================================================================================




           The amortized cost and estimated fair values of debt securities at December 31, 2002, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed and other structured securities provide for periodic payments throughout their lives, they are listed below in a separate category.



--------------------------------------------------------------------------------
                                                         Amortized     Estimated
                (000s omitted)                              Cost      Fair Value
--------------------------------------------------------------------------------
Due in one year or less                                  $   97,908   $   99,533
Due after one year through five years                       787,895      826,612
Due after five years through ten years                      343,550      369,639
Due after ten years                                          34,993       38,169
Mortgage-backed and other structured securities             866,375      897,077

--------------------------------------------------------------------------------

Total debt securities                                    $2,130,721   $2,231,030
================================================================================

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================


                EQUITY SECURITIES

           The cost, gross unrealized gains and losses, and estimated fair value of equity securities at December 31 are as follows (000s omitted):

          ====================================================================================================================
                                                                       Gross                Gross              Estimated
                                                                    Unrealized           Unrealized              Fair
                                                  Cost                 Gains               Losses                Value
          --------------------------------------------------------------------------------------------------------------------
          2002                               $        84,330      $         3,612      $        (9,172)     $        78,770
          2001                                       103,516               10,507              (15,400)              98,623
          ====================================================================================================================

                MORTGAGE LOANS

           The Company's mortgage portfolio consists mainly of commercial mortgage loans made to customers throughout the United States. All outstanding commercial mortgage loans are secured by completed income-producing properties. At December 31, 2002 the commercial mortgage portfolio had an average remaining life of approximately 5.2 years, with all principal in the total mortgage portfolio due prior to 2024. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major market are not greater than 15% of the aggregate mortgage loan portfolio balance (at December 31, 2002, the company held 17% in California, which is the highest concentration in one state), and loans of no more than 2% of the aggregate mortgage loan portfolio balance are made to any one borrower.

                NET INVESTMENT INCOME

           Sources of net investment income for the years ended December 31 are summarized as follows (000s omitted):

          =====================================================================================================================

                                                                       2002                  2001                 2000
          ---------------------------------------------------------------------------------------------------------------------
          Gross investment income:
              Debt securities                                     $       115,323      $       110,458       $       111,667
              Equity securities                                             1,678                1,670                 3,602
              Mortgage loans                                               24,216               27,716                28,889
              Real estate                                                   8,928                9,692                 9,169
              Policy loans                                                  6,721                6,783                 6,905
              Derivative financial instruments                             (1,273)               2,089                (5,959)
              Short-term investments and other                              1,653                2,717                 4,039
          ---------------------------------------------------------------------------------------------------------------------

                                                                          157,246              161,125               158,312
          Investment expenses                                             (11,909)             (12,635)              (12,384)
          ---------------------------------------------------------------------------------------------------------------------

          Net investment income                                   $       145,337      $       148,490       $       145,928
          =====================================================================================================================

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================

                NET REALIZED INVESTMENT GAINS (LOSSES)

           Sources of realized gains (losses) for the years ended December 31 are summarized as follows (000s omitted):


          =====================================================================================================================
                                                                       2002                  2001                 2000
          ---------------------------------------------------------------------------------------------------------------------
          Debt securities:
            Gross gains from sales                                $        13,461      $        10,946       $         3,414
            Gross losses from sales                                       (20,053)             (11,201)              (16,927)
            Other                                                             594                1,588                (3,239)
            Impairment losses                                              (6,518)              (1,576)                -
          Equity securities:
            Gross gains from sales                                          1,536               14,311                 5,232
            Gross losses from sales                                       (16,303)              (2,145)               (1,432)
            Other                                                           -                      462                   943
            Impairment losses                                              (2,922)               -                     -
          Mortgage loans                                                    -                    -                      (578)
          Real estate                                                       -                      589                   154
          Derivative financial instruments                                  1,178               (3,421)               (2,425)
          Other                                                              (518)               -                     -
          ---------------------------------------------------------------------------------------------------------------------
          Net realized investment gains (losses)                  $       (29,545)     $         9,553       $       (14,858)
          =====================================================================================================================

           Proceeds from the sale of debt securities were $607,210,000, $443,458,000 and $803,896,000 in 2002, 2001 and 2000, respectively.
           Proceeds from the sale of equity securities were $25,750,000, $44,912,000 and $12,317,000 in 2002, 2001 and 2000, respectively.

                NET UNREALIZED INVESTMENT GAINS (LOSSES)

           The components of net unrealized investment gains (losses) included in accumulated other comprehensive income (loss) at December 31 were as follows (000s omitted):

          =====================================================================================================================
                                                                       2002                  2001                 2000
          ---------------------------------------------------------------------------------------------------------------------
          Debt securities                                         $        89,537      $        30,027       $         9,136
          Equity securities                                                (5,560)              (4,893)               18,390
          Short-term investments                                              (15)                  18                 -
          Deferred policy acquisition cost adjustments                    (17,122)              (4,348)               (5,572)
          Other                                                             6,102                1,213                 2,401
          Deferred income taxes                                           (25,529)              (8,039)               (8,317)
          ---------------------------------------------------------------------------------------------------------------------

          Net unrealized investment gains                         $        47,413      $        13,978       $        16,038
          =====================================================================================================================

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================

                SECURITIES LENDING AGREEMENTS

           The Company is party to securities lending agreements to earn fee income. Unrelated parties borrow securities from the Company and must deposit cash collateral equal to a minimum of 102% of the fair value of the loaned securities. The security custodian monitors the collateral position daily. The Company remains the beneficial owner and the loaned securities are included with debt securities. At December 31, 2002 and 2001, the fair value of securities loaned by the Company totaled $176.4 million and $68.2 million, respectively.

           The amount of collateral received is invested in short-term securities and is included in the consolidated balance sheets as short-term investments with a corresponding liability included in accounts payable and other liabilities. The fair value of collateral held was $180.4 million and $69.5 million at December 31, 2002 and 2001, respectively.

                DERIVATIVE FINANCIAL INSTRUMENTS

           At various times, consistent with its asset allocation strategy, the Company entered short positions on stock and bond index futures to manage portfolio duration and fixed income and domestic equities exposure. To manage interest rate exposure associated with funding agreements, the Company periodically invests in long interest rate futures positions to hedge the gap between receipt of deposits and investment of the funds. Also, consistent with its overall risk strategy, the Company utilized short positions in foreign currency futures to manage the fair value foreign currency risk exposure to securities investments denominated in foreign currencies. The company classifies the foreign currency futures as fair value hedges of the designated foreign currency risk of Japanese yen, British pound and Euro denominated long-term bonds.

           Futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When a futures contract is entered, a margin account is established with the broker and is based on the requirements of the futures exchange. Any change in the value of the futures contract is recorded in income as a realized gain or loss. A realized gain or loss is recorded when the futures contract is closed out.

           The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. The swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. The Company accrues the net periodic settlement amount of interest rate swap agreements into income and records a realized gain or loss for any change in the fair value of the interest rate swap agreements.

           The Company uses total return swaps to gain exposure to various market sectors. Under total return swaps the Company agrees with other parties to exchange, at specified intervals, the difference between the total return on an index or basket of securities and floating-rate interest amounts calculated by reference to an agreed notional principal amount. The Company has entered into a foreign equity swap to gain exposure to equities in certain foreign countries which terminated in February 2001, a corporate bond index swap to gain additional exposure to high quality fixed income securities which terminated in November 2001, and commercial mortgage backed security swaps in 2001 to gain additional exposure to the investment grade commercial mortgage backed securities market. Commercial mortgage-backed security swaps were the only total return swap agreements in which the Company was involved for 2002.

           Generally, no cash is exchanged at the outset of a swap contract and no principal payments are made by either party. A single net payment is made by one of the counterparties at each due date. The net periodic payment accrued is recorded as a realized gain or loss and any change in the fair value of the total return swap is recorded in income as a realized gain or loss.

           Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company began issuing market index certificates in 2000. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of the S&P 500 Index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms. The net of the premium received for the options written and premium paid for the options purchased is amortized into income over the life of the option agreement. Any change in the fair value of the options written or options purchased are recorded in income as realized gains and losses.

           The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap and option agreements. The Company monitors the credit standing of the counterparties and anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and have little or no counterparty risk.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2002
================================================================================


           The following tables provide a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2002 and 2001.


          ==================================================================================================================
                                                                                                Current Market or
                                                                                                   Fair Value
                  December 31, 2002                Carrying            Notional
                    (000s omitted)                  Value               Amount              Assets           Liabilities
          ------------------------------------------------------------------------------------------------------------------
          Interest rate and total
            return swaps                        $        (1,811)    $        70,000     $         1,159     $         2,970
          Financial futures                              (4,488)            112,338               -                   4,488
          Purchased option contracts                        771              19,908                 771               -
          Written option contracts                         (771)            (19,908)              -                     771
          ------------------------------------------------------------------------------------------------------------------

          Total derivative financial
            instruments                         $        (6,299)    $       182,338     $         1,930     $         8,229
          ==================================================================================================================

                  December 31, 2001
                    (000s omitted)
          ------------------------------------------------------------------------------------------------------------------

          Interest rate and total
            return swaps                        $          (660)    $        70,000     $           142     $           802
          Financial futures                                 271              43,229                 363                  92
          Purchased option contracts                      1,469              12,514               1,469               -
          Written option contracts                       (1,469)            (12,514)              -                   1,469
          ------------------------------------------------------------------------------------------------------------------

          Total derivative financial
            instruments                         $          (389)    $       113,229     $         1,974     $         2,363
          ==================================================================================================================

                INVESTMENT IN UNCONSOLIDATED AFFILIATE

           CMLIC owns 50% of MEMBERS Capital Advisors, Inc. (MCA), a registered investment advisor. At December 31, 2002, MCA had assets of $33.6 million and liabilities of $8.9 million. MCA had net income of $2.7 million in 2002, $4.1 million in 2001, and $5.7 million in 2000.

                ASSETS DESIGNATED

           Iowa law requires that assets equal to a life insurer's legal reserve must be on deposit with the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2002 and 2001, bonds and notes, mortgage loans and policy loans with a carrying value of $2,432.9 million and $2,109.8 million, respectively, were designated for Iowa and various other regulatory authorities as required by law.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2002
================================================================================


                ASSET RESTRICTIONS

           Certain policyholder account balances are part of the Company's separate accounts. However, the assets supporting them are reported in the consolidated balance sheets with the general account assets because the company retains the risk of investment gains and losses. Approximately $356.6 million and $223.6 million of debt securities as of December 31, 2002 and 2001, respectively, are available only to satisfy obligations to these contractholders.

    (4)    INCOME TAX

           The Company files a consolidated life-nonlife federal income tax return with its wholly-owned subsidiaries. The Company has entered into a tax sharing agreement with its affiliates under Reg. Section 1.1552-1(a)(1) and 1.1502-33(d)(3). The agreement provides that the allocation of tax expense between the Company and its affiliates is to be based on a ratio of each company's federal income tax, as if it were filing a separate return, to the total federal income tax as calculated on the consolidated federal income tax return. Income tax credits are allocated to companies within the consolidated tax group based on the tax benefit that the consolidated tax group receives from each company.

           Income tax expense (benefit) attributable to income from operations for the years ended December 31 is as follows (000s omitted):


          =====================================================================================================================
                                                                       2002                  2001                 2000
          ---------------------------------------------------------------------------------------------------------------------
          Current tax expense (benefit)                           $       (23,499)     $         5,446       $         3,746
          Deferred tax expense                                              3,045                2,076                 4,185
          ---------------------------------------------------------------------------------------------------------------------

          Total income tax expense (benefit)                      $       (20,454)     $         7,522       $         7,931
          =====================================================================================================================


           Income tax expense (benefit) for the years ended December 31 differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income before income taxes due to the items listed in the following reconciliation (000s omitted):


          =====================================================================================================================
                                                                       2002                  2001                 2000
          ---------------------------------------------------------------------------------------------------------------------
          Tax expense (benefit) computed at federal corporate
            tax rate                                              $        (9,054)     $        10,899       $         6,792
          Meals and entertainment                                             101                   94                    61
          Tax-exempt interest                                                (181)                (304)                 (374)
          Dividends-received deduction                                       (681)                (880)                 (621)
          Differential earnings rate tax                                   (9,000)               1,800                 3,540
          Income tax benefit related to prior years                        (1,216)              (3,615)               (1,300)
          Other, net                                                         (423)                (472)                 (167)
          ---------------------------------------------------------------------------------------------------------------------

          Total income tax expense (benefit)                      $       (20,454)     $         7,522       $         7,931
          =====================================================================================================================

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2002
================================================================================



           Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31 are as follows (000s omitted):

          ====================================================================================================================
                                                                                            2002                 2001
          --------------------------------------------------------------------------------------------------------------------
          Deferred tax assets:
              Insurance reserves                                                       $        27,520      $        31,168
              Dividends payable to policyholders                                                 3,311                3,057
              Unearned revenue                                                                  38,222               38,057
              Pension and other employee benefits                                               13,493               12,898
              Real estate investments                                                            4,024                4,024
              Other                                                                                859                  620
          --------------------------------------------------------------------------------------------------------------------

          Gross deferred tax assets                                                             87,429               89,824
          --------------------------------------------------------------------------------------------------------------------

          Deferred tax liabilities:
              Deferred policy acquisition costs                                                 64,691               61,969
              Unrealized gains                                                                  25,529                8,039
              Investment income                                                                  4,162                8,962
              Deferred revenue                                                                   7,364                6,400
              Fixed assets                                                                       3,556                1,370
              Other                                                                              7,397                7,370
          --------------------------------------------------------------------------------------------------------------------

          Gross deferred tax liabilities                                                       112,699               94,110
          --------------------------------------------------------------------------------------------------------------------

          Net deferred tax liability                                                   $       (25,270)     $        (4,286)
          =====================================================================================================================

           Management believes that all gross deferred tax assets at December 31, 2002 and 2001 are fully realizable and, consequently, no valuation allowance has been established.

    (5)    RELATED-PARTY TRANSACTIONS

           The Company and CUNA Mutual Insurance Society (CUNA Mutual), a Wisconsin life and health insurer, entered into an agreement of permanent affiliation (the Agreement) effective in 1990. The terms of the Agreement include provisions for reinsurance of each company's future individual life business; the joint development of business plans and distribution systems for the sale of individual insurance and financial services products within the credit union market; and provision for the sharing of certain resources and facilities. Because of the affiliation, certain expenses of the Company are paid by CUNA Mutual and vice-versa. These expenditures are periodically reimbursed.

           In the normal course of business, various transactions are made between the Company and other related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2002
================================================================================


           company; other expenses are allocated among the companies on the basis of time and usage studies.

           The Company has a note receivable from CUNA Mutual Investment Corporation (CMIC), a wholly-owned subsidiary of CUNA Mutual. The carrying value of the note is $0.1 million and $1.1 million at December 31, 2002 and 2001, respectively, and is included in other invested assets.

           The Company and CUNA Mutual are parties to agreements with MEMBERS Capital Advisors, Inc. (MCA) for investment advisory services. MCA, 50% of which is owned by the Company and 50% owned by CMIC, manages substantially all of the Company's invested assets in accordance with policies, directives, and guidelines established by the Company. For these services, the Company incurred fees totaling $2.2 million, $2.0 million and $2.7 million in 2002, 2001 and 2000, respectively. CUNA Mutual and its subsidiaries incurred fees totaling $3.4 million, $2.1 million and $2.7 million for 2002, 2001 and 2000, respectively.

           The Company invests in mutual funds managed by MCA. The carrying value of these investments was $52.8 million and $62.6 million at December 31, 2002 and 2001, respectively.

           Balances due from MCA and CUNA Mutual and its affiliates are reported as other assets and receivables and accounts payable and other liabilities in the accompanying consolidated balance sheets. Amounts due from affiliates were $11.2 million and $11.1 million at December 31, 2002 and 2001, respectively. Amounts due to affiliates were $48.4 million and $20.1 million at December 31, 2002 and 2001, respectively.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2002
================================================================================


    (6)    REINSURANCE

           In the ordinary course of business, the Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured or to diversify its risk and limit its overall financial exposure. The Company remains contingently liable in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

           The effects of reinsurance on premiums and on claims and benefits for the years ended December 31 is as follows (000s omitted):


          ==================================================================================================================
                                                                     2002                2001                  2000
          ------------------------------------------------------------------------------------------------------------------
          Premiums:
            Direct                                              $        64,312     $        61,190      $        60,894
            Assumed                                                      88,386              77,693               65,540
            Ceded                                                       (13,317)            (12,354)             (11,641)
          ------------------------------------------------------------------------------------------------------------------

          Net premiums                                          $       139,381     $       126,529      $       114,793
          ==================================================================================================================

          Claims and benefits:
            Direct                                              $        93,080     $        96,484      $        89,673
            Assumed                                                      34,195              34,214               30,177
            Ceded                                                       (13,851)             (9,979)             (13,614)
          ------------------------------------------------------------------------------------------------------------------

          Net claims and benefits                               $       113,424     $       120,719      $       106,236
          ==================================================================================================================


           Premiums and benefits on traditional life business ceded to CMIC's subsidiary, MEMBERS Life Insurance Company (MEMBERS), from the company during 2002 were $6.2 million and $6.1 million, respectively, during 2001 were $6.1 million and $5.5 million, respectively and during 2000 were $6.1 million and $6.8 million, respectively. The reinsurance assumed shown in the table above is all from CUNA Mutual.

           At December 31, 2002 and 2001, reinsurance recoverables on insurance reserves, policyholder account balances and paid losses of $561.8 million and $444.5 million, respectively, are reported as assets.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================

    (7)    BENEFIT PLANS

           The Company has a noncontributory defined benefit pension plan covering substantially all regular full-time employees and agents. Separate plans for home office employees and agents were merged into a single plan in 2002. Retirement benefits are based on compensation and years of service. The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974. Prior to 2002, substantially all benefit plan assets were directly invested in the Ultra Series Fund, a family of mutual funds which is the investment vehicle for variable life, variable annuities and group variable annuity products held in CMLIC's separate account. Effective in 2002, the plans purchased a group annuity policy from CMLIC. Accordingly, the 2002 benefit plan assets shown in the table below are reflected as part of the separate account assets and corresponding liabilities of CMLIC.

           The Company has postretirement benefit plans which provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits.

           The following table summarizes the benefit obligations, the fair value of assets, and the funded status of the plans at December 31 (000s omitted):

          ====================================================================================================================
                                                          Pension Benefits                 Other Postretirement Benefits
                                                      2002                2001               2002                2001
          --------------------------------------------------------------------------------------------------------------------
          Reconciliation of benefit obligation:

          Obligation at January 1                 $        73,857    $        60,926     $        31,157    $        23,630
          Service cost                                      3,901              2,923               1,916              2,277
          Interest cost                                     4,284              4,202               2,008              1,638
          Actuarial (gain) loss                           (12,635)             7,708               8,641              3,252
          Benefit payments                                 (2,012)            (1,985)               (709)              (596)
          Other amendments and
            events                                            195                 83                (167)               956
          --------------------------------------------------------------------------------------------------------------------

          Obligation at December 31               $        67,590    $        73,857     $        42,846    $        31,157
          ====================================================================================================================

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================



          ====================================================================================================================
                                                          Pension Benefits                 Other Postretirement Benefits
                                                      2002                2001               2002                2001
          --------------------------------------------------------------------------------------------------------------------
          Reconciliation of fair value of plan assets:

          Fair value of plan assets at
            January 1                               $      63,321      $      66,064     $         -        $         -
          Actual return on plan assets                    (11,257)            (3,075)              -                  -
          Employer contributions                            -                  2,317                 709                596
          Benefit payments                                 (2,013)            (1,985)               (709)              (596)
          --------------------------------------------------------------------------------------------------------------------

          Fair value of plan assets at
            December 31                             $      50,051      $      63,321     $         -        $         -
          ====================================================================================================================

          Funded status:

          Funded status at December 31              $     (17,539)     $     (10,536)    $       (42,846)   $       (31,157)
          Unrecognized prior service cost                     465                 83                 642                650
          Unrecognized loss                                 5,990              2,623              15,595              7,385
          --------------------------------------------------------------------------------------------------------------------

          Net amount recognized                     $     (11,084)     $      (7,830)    $       (26,609)   $       (23,122)
          ====================================================================================================================

           The net amount recognized in the balance sheet as of December 31, 2002 and 2001 as shown in the table above represents the accrued benefit liability of the plans.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================


           The following tables provide the components of net periodic benefit cost for the plans for the years ended December 31 (000s omitted):

          =====================================================================================================================
                                                                       2002                  2001                 2000
          ---------------------------------------------------------------------------------------------------------------------
          Pension benefits:

          Service cost                                            $         3,901      $         2,923                 2,732
          Interest cost                                                     4,284                4,202                 3,867
          Actual return on plan assets                                     11,257                3,074                (4,132)
          Amortization of net unrecognized prior service cost                  50                 (540)                 (601)
          Settlement/curtailment                                                3                -                     -
          Asset loss                                                      (16,243)              (8,015)                 (476)
          ---------------------------------------------------------------------------------------------------------------------

          Net periodic benefit cost                               $         3,252      $         1,644       $         1,390
          =====================================================================================================================

          Other postretirement benefits:

          Service cost                                            $         1,916      $         2,277       $         1,412
          Interest cost                                                     2,008                1,638                 1,311
          Amortization of net unrecognized loss                               264                  115                 -
          Amortization of prior service cost                                -                      (59)                  (59)
          Settlement/curtailment                                                8                -                     -
          ---------------------------------------------------------------------------------------------------------------------

          Net periodic benefit cost                               $         4,196      $         3,971       $         2,664
          =====================================================================================================================

          The actuarial assumptions used to develop the components of pension and other postretirement benefit expense for the years ended December 31 were as follows:

          Discount rate                                                      6.5%                 6.5%                  7.0%
          Expected long-term rate of return on plan
            assets                                                           8.0%                 7.5%                  7.5%
          Assumed rate of compensation increase                              5.0%                 5.0%                  5.0%
          =====================================================================================================================

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================


           The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation are 12% reduced over a period of 20 years to 4% for 2002 and 12.0% reduced over a period of 20 years to 4.5% for 2001. The discount rate used in determining the accumulated postretirement benefit obligation is 6.5% in 2002 and in 2001. The effect of a 1.0% increase (decrease) in the health care cost trend rate assumption would result in an increase (decrease) of 18.0% (14.2%) in the accumulated postretirement benefit obligation from $42.8 million to $50.5 million ($36.7 million).

                OTHER POSTEMPLOYMENT BENEFITS

           The Company has a plan to provide severance pay and continuation of certain life and health benefits to qualifying inactive or former employees after employment but before retirement. Such costs are recognized during an employee's service years if he or she meets certain requirements. The liability for other postemployment benefits was $3.7 million and $2.0 million at December 31, 2002 and 2001, respectively.

                DEFINED CONTRIBUTION PLANS

           The Company has defined contribution thrift and savings plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to a participant's contribution, up to a maximum of 5% of a participant's salary. The Company match is vested according to plan schedules. The Company's contributions for the years ended December 31, 2002, 2001 and 2000 were $3.8 million, $2.7 million and $1.5 million, respectively.

    (8)    STATUTORY FINANCIAL DATA

           The Company is subject to statutory regulations as to maintenance of policyholders' surplus.

           Risk-Based Capital (RBC) requirements promulgated by the NAIC require
           U. S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2002, the Company's adjusted surplus exceeds minimum requirements.

           CMLIC files statutory-basis financial statements with insurance regulatory authorities. The Iowa Insurance Department has allowed CMLIC to use certain accounting practices which differ in some respects from prescribed statutory accounting practices (permitted practices). These permitted practices relate to the carrying value of fixed maturity securities held in the separate account which support certain funding agreements and, for 2001 only, to the carrying value of certain securities not filed with the Securities Valuation Office of the NAIC. The use of these permitted practices (decreased) increased reported statutory surplus by $(1.8) million and $29.3 million as of December 31, 2002 and 2001, respectively.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================


           A reconciliation of the Company's statutory net income and surplus to GAAP net income and policyholders' surplus for the years ended and at December 31 is as follows (000s omitted):

          =====================================================================================================================
                                                                       2002                  2001                 2000
          ---------------------------------------------------------------------------------------------------------------------
          Statutory net income (loss)                             $       (29,271)     $         8,914       $         5,780
          Adjustments:
              Deferred policy acquisition costs                            10,701                  (73)               19,772
              Insurance reserves                                           17,390                  566                (3,473)
              Federal income taxes                                         (3,092)              (1,328)               (5,286)
              Investment valuations                                         -                    -                    (3,516)
              Pension benefits                                             (2,750)              (1,644)                   38
              Realized gains (losses)                                         486                4,681                (7,038)
              Derivative financial instruments                              3,450                 (541)                  607
              Other                                                        (1,508)              14,519                 6,539
          ---------------------------------------------------------------------------------------------------------------------

          GAAP net income (loss)                                  $        (4,594)     $        25,094       $        13,423
          =====================================================================================================================

          =====================================================================================================================

          Statutory surplus                                       $       210,075      $       224,749       $       218,942
          Adjustments:
              Deferred policy acquisition costs                           215,994              218,067               216,917
              Insurance reserves                                          (78,928)             (96,319)              (96,177)
              Revaluation of available for sale debt
                securities                                                 81,387               33,689                 8,545
              Asset valuation reserve for life insurance
                companies                                                  44,011               50,364                64,506
              Unearned revenue                                            (24,509)             (31,265)              (45,621)
              Real estate valuation                                        (1,598)              (1,597)               (8,237)
              Accrual for postretirement benefits                         (13,896)             (13,176)              (12,136)
              Dividends payable to policyholders                           13,560               13,335                12,930
              Accrual for pension benefits                                 (7,753)             (10,147)               (8,500)
              Federal income taxes                                        (47,039)             (21,455)               (5,987)
              Derivative financial instruments                             (2,970)                (406)                -
              Other                                                           542               (5,804)               (8,181)
          ---------------------------------------------------------------------------------------------------------------------

          GAAP policyholders' surplus                             $       388,876      $       360,035              $337,001
          =====================================================================================================================


CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================


    (9)    COMMITMENTS AND CONTINGENCIES

           The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2002 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies.

           The Company has established a liability of $1.0 million in 2002 and 2001 for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $0.7 million in 2002 and 2001. Recoveries of assessments from premium taxes are generally made over a five-year period.

           The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

   (10)    DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

           Accounting standards require disclosure of fair value information about certain on- and off-balance sheet financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all nonfinancial instruments are excluded from the disclosure requirements. In addition, the tax ramifications of the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

           The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================


                CASH AND CASH EQUIVALENTS, SHORT-TERM INVESTMENTS, AND ACCRUED INVESTMENT INCOME

           The carrying amounts for these instruments approximate their fair values.

                POLICY LOANS

           Policy loans are considered an integral part of the underlying insurance policies. Because policy loans are often repaid by reducing policy benefits and due to their variable maturity dates, it is not practicable to estimate their fair value.

                INVESTMENT SECURITIES

           Fair values for debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values of equity securities are based on quoted market prices.

                MORTGAGE LOANS

           The fair values for mortgage loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

                DERIVATIVE FINANCIAL INSTRUMENTS

           The fair value of derivatives is based upon an estimate, using discounted cash flow techniques, of the amount which would be required to close the derivative position given the current market environment. Fair values for derivatives traded on an exchange are based on quoted market prices.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
================================================================================


                INVESTMENT-TYPE CONTRACTS

           The fair value of the Company's liabilities under investment-type insurance contracts such as annuities is based on the account balance less applicable surrender charges.

           The carrying amounts and estimated fair values of the Company's significant financial instruments at December 31 are as follows (000s omitted):

          ====================================================================================================================

                                                                2002                                    2001
                                                      Carrying       Estimated Fair          Carrying          Estimated
                                                       Amount            Value                Amount           Fair Value
          --------------------------------------------------------------------------------------------------------------------
          Financial instruments
            Recorded as assets:
              Debt securities                     $     2,231,030    $     2,231,030     $     1,770,598    $     1,770,598
              Equity securities                            78,770             78,770              98,623             98,623
              Mortgage loans                              275,971            307,653             306,902            325,562
              Short-term investments                      186,058            186,058              92,760             92,760
              Cash and cash equivalents                    62,286             62,286              44,427             44,427
              Accrued investment income                    30,874             30,874              26,179             26,179
              Derivatives                                   1,930              1,930               1,974              1,974

          Financial instruments recorded as
           liabilities:
              Investment-type contracts                (1,889,177)        (1,837,043)         (1,217,412)        (1,181,634)
              Derivatives                                  (8,229)            (8,229)             (2,363)            (2,363)
          ====================================================================================================================

APPENDIX A - FIRST YEAR DEFERRED SALES CHARGES PER 1,000 OF SPECIFIED AMOUNT
================================================================================


           ISSUE AGE                           MALE COMPOSITE                                    FEMALE COMPOSITE
    ------------------------ --------------------------------------------------- --------------------------------------------------
               0                                    0.95                                               0.87
               1                                    1.07                                               0.99
               2                                    1.19                                               1.11
               3                                    1.30                                               1.22
               4                                    1.42                                               1.34
               5                                    1.54                                               1.46
               6                                    1.70                                               1.59
               7                                    1.88                                               1.72
               8                                    2.06                                               1.85
               9                                    2.24                                               1.98
              10                                    2.39                                               2.11
              11                                    2.51                                               2.23
              12                                    2.62                                               2.35
              13                                    2.71                                               2.46
              14                                    2.80                                               2.57
              15                                    2.88                                               2.67

                                                MALE                                               FEMALE
                          -------------------------------------------------- --------------------------------------------------
       ISSUE AGE                 NON TOBACCO                TOBACCO                 NON TOBACCO                 TOBACCO
------------------------- ------------------------ ------------------------- ------------------------- ------------------------
           16                      2.94                      2.94                      2.74                     2.74
           17                      2.99                      2.99                      2.80                     2.80
           18                      3.03                      3.03                      2.85                     2.85
           19                      3.10                      3.10                      2.92                     2.92
           20                      3.21                      3.24                      3.03                     3.05
           21                      3.37                      3.49                      3.18                     3.28
           22                      3.56                      3.74                      3.37                     3.51
           23                      3.78                      4.00                      3.57                     3.75
           24                      4.03                      4.25                      3.79                     3.98
           25                      4.29                      4.50                      4.02                     4.21
           26                      4.57                      4.79                      4.26                     4.51
           27                      4.88                      5.11                      4.51                     4.85
           28                      5.21                      5.45                      4.77                     5.22
           29                      5.55                      5.82                      5.05                     5.59
           30                      5.89                      6.18                      5.33                     5.95
           31                      6.23                      6.54                      5.63                     6.31
           32                      6.59                      6.91                      5.93                     6.68
           33                      6.95                      7.30                      6.25                     7.04
           34                      7.32                      7.70                      6.57                     7.42
           35                      7.71                      8.13                      6.90                     7.79

Note: Preferred and Standard Policies use the same deferred sales charge.

                                                MALE                                               FEMALE
                          -------------------------------------------------- --------------------------------------------------
       ISSUE AGE                NON TOBACCO                TOBACCO                 NON TOBACCO                 TOBACCO
------------------------- ------------------------ ------------------------- ------------------------- ------------------------
           36                       8.11                     8.58                      7.22                      8.17
           37                       8.53                     9.05                      7.55                      8.55
           38                       8.95                     9.54                      7.88                      8.94
           39                       9.40                    10.07                      8.22                      9.32
           40                       9.87                    10.62                      8.58                      9.70
           41                      10.36                    11.21                      8.96                     10.06
           42                      10.86                    11.82                      9.35                     10.41
           43                      11.39                    12.46                      9.76                     10.76
           44                      11.94                    13.14                     10.18                     11.12
           45                      12.53                    13.86                     10.64                     11.52
           46                      13.14                    14.61                     11.10                     11.92
           47                      13.76                    15.39                     11.56                     12.30
           48                      14.41                    16.21                     12.06                     12.73
           49                      15.12                    17.08                     12.62                     13.25
           50                      15.91                    18.00                     13.28                     13.91
           51                      16.79                    19.00                     14.07                     14.77
           52                      17.74                    20.07                     14.98                     15.79
           53                      18.74                    21.18                     15.94                     16.89
           54                      19.78                    22.31                     16.92                     18.00
           55                      20.83                    23.43                     17.86                     19.04
           56                      21.85                    24.48                     18.70                     19.96
           57                      22.84                    25.47                     19.49                     20.80
           58                      23.88                    26.50                     20.30                     21.65
           59                      25.04                    27.68                     21.20                     22.59
           60                      26.39                    29.11                     22.30                     23.71
           61                      27.01                    29.87                     23.08                     24.53
           62                      27.42                    30.48                     23.84                     25.32
           63                      27.73                    31.00                     24.55                     26.06
           64                      28.04                    31.50                     25.20                     26.71
           65                      28.45                    32.05                     25.75                     27.25
           66                      28.96                    32.58                     26.18                     27.60
           67                      29.50                    33.05                     26.49                     27.78
           68                      30.07                    33.55                     26.74                     27.91
           69                      30.70                    34.19                     27.00                     28.07
           70                      31.39                    35.07                     27.31                     28.39
           71                      32.25                    36.52                     27.72                     29.01
           72                      33.12                    37.97                     28.12                     29.64
           73                      33.98                    39.41                     28.53                     30.26
           74                      34.85                    40.86                     28.93                     30.89
           75                      35.71                    42.31                     29.34                     31.51


Note: Preferred and Standard Policies use the same deferred sales charge.

APPENDIX B - DEATH BENEFIT RATIO
================================================================================


The Death Benefit Ratio required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.


            Attained Age         |    Death Benefit Ratio
            ----------------------------------------------
            0-40                 |         2.50
            41                   |         2.43
            42                   |         2.36
            43                   |         2.29
            44                   |         2.22
            45                   |         2.15
            ----------------------------------------------
            46                   |         2.09
            47                   |         2.03
            48                   |         1.97
            49                   |         1.91
            50                   |         1.85
            ----------------------------------------------
            51                   |         1.78
            52                   |         1.71
            53                   |         1.64
            54                   |         1.57
            55                   |         1.50
            ----------------------------------------------
            56                   |         1.46
            57                   |         1.42
            58                   |         1.38
            59                   |         1.34
            60                   |         1.30
            ----------------------------------------------
            61                   |         1.28
            62                   |         1.26
            63                   |         1.24
            64                   |         1.22
            65                   |         1.20
            ----------------------------------------------
            66                   |         1.19
            67                   |         1.18
            68                   |         1.17
            69                   |         1.16
            70                   |         1.15
            ----------------------------------------------
            71                   |         1.13
            72                   |         1.11
            73                   |         1.09
            74                   |         1.07
            75-90                |         1.05
            ----------------------------------------------
            91                   |         1.04
            92                   |         1.03
            93                   |         1.02
            94                   |         1.01
            95                   |         1.00
            ----------------------------------------------

                                     PART C

                                OTHER INFORMATION


ITEM 27. EXHIBITS

1.     Board of Directors Resolution.


       a) Resolutions of the Board of Directors of CUNA Mutual Life Insurance Company. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

2.     Custodian Agreements. Not Applicable

3.     Underwriting Contracts.

       a) Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

       b) Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

4.     Contracts.

       a. Standard VUL Contract Form 5202. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                     i. Accelerated Benefit Option Endorsement, Form 1668. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                     ii. Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                     iii. Guaranteed Insurability Rider, Form 3652. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                     iv. Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                     v. Other Insured Rider, Form 3956. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                     vi. Automatic Increase Rider, Form 3957 1085. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                     vii. Child Rider, Form 6005. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                     viii. Juvenile Rider, Form 6012. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                     ix. Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                     x. Waiver of Premium and Monthly Deduction Disability Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                     xi. Executive Benefit Plan Endorsement, Form EBP. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

              b. Unisex Version Form 5203. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                     i. Level Term Rider (Unisex), Form 6018. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                     ii. 403(B) Endorsement, Form 1608(VUL) 0994 Incorporated herein by reference to post-effective amendment number17 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 17, 1998.

              c. State Variation List. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

5.     Applications.

       a) Application. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

6.     Depositor's Certificate of Incorporation and By-Laws.

       a. Articles of Incorporation of the Company. Incorporated herein by reference to post-effective amendment number 15 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1997.

       b. Bylaws. Incorporated herein by reference to Form S-6 post-effective amendment no. 22 (File No. 33-19718) filed with the Commission on April 29, 2002.

7.     Reinsurance Contracts.

   a) Form of Facultative YRT Self-Administered Reinsurance Agreement, Effective January 1, 1992, between Century Life of America, Waverly, Iowa and Frankona America Life Reassurance Company, Kansas City Missouri.

   b) Form of Facultative Agreement between Century Life of America, Waverly, Iowa (hereinafter called the Ceding Company) and General American Life Insurance Company, St. Louis, Missouri, Effective September 1, 1991.

   c) Form of Reinsurance Agreement between The Century Life of America of Waverly, Iowa and General Reassurance Corporation, Financial Centre, Stamford, Connecticut, Effective January 22, 1986.

   d) Form of Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Century Life of America of Waverly, Iowa and Transamerica Occidental Life Insurance Company of Los Angeles, California, Effective February 1, 1986.

   e) Form of Reinsurance Agreement Between Lutheran Mutual Life Insurance Company of Waverly, Iowa and The Lincoln National Life Insurance Company of Fort Wayne, Indiana, Effective as of September 1, 1983.

   f) Form of Amendment to the Risk Premium Reinsurance Agreement between the Lutheran Mutual Life Insurance Company of Waverly, Iowa and The Lincoln National Life Insurance Company of Fort Wayne, Indiana, effective September 1, 1983.

8.     Participation Agreements.

   a) Participation Agreement between T. Rowe Price International Series, Inc. and the Company dated April 22, 1994. Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

   b) Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000. Form of Amendment to Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

   c) Participation Agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

   d) Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000. Form of Amendment to Participation Agreement dated October 1,

       2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

   e) Participation Agreement between Oppenheimer Variable Account Funds and the Company dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999. Form of Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

   g) Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and CUNA Mutual Life Insurance Company dated May 1, 2000. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001. Form of Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

9.     Administrative Contracts. Not applicable.

10.    Other Material Contracts. Not applicable.

11. Legal Opinion. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

12.    Actuarial Opinion. Not applicable.

13.    Calculations. Not applicable.

14.    Other Opinions. Not applicable.

15.    Omitted Financial Statements. No financial statements are omitted from
       Item 24.

16.    Initial Capital Agreements. Not applicable.

17.    Redeemability Exemption. Not applicable.

18.    Consent of Independent Accountants.

19.    Powers of Attorney.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name                            Position/Office
----                            ---------------

DIRECTORS

Eldon Arnold                    Director
James C. Barbre**               Director
James L. Bryan**                Director & Chairman of the Board
Loretta M. Burd**               Director &  Vice Chairman
Ralph B. Canterbury**           Director
Rudolf J. Hanley**              Director
Jerald R. Hinrichs**            Director
Tom Jones                       Director
Michael B. Kitchen**            Director
Brian L. McDonnell**            Director &  Second Vice Chairman
C. Alan Peppers**               Director
Neil A. Springer**              Director
Farouk D.G. Wang**              Director
Larry T. Wilson**               Director

EXECUTIVE OFFICERS

[Vacant]                        CUNA Mutual Life Insurance Company*
                                Chief Officer - Sales & Marketing

Michael S. Daubs**              CUNA Mutual Life Insurance Company*
                                Chief  Officer - Investments

James M. Greaney**              CUNA Mutual Life Insurance Company*
                                Chief Officer -  Credit Union Enterprise

Steven A. Haroldson             CUNA Mutual Life Insurance Company
                                Chief Officer - Technology

Jeffrey D. Holley               CUNA Mutual Life Insurance Company
                                Chief Officer - Finance

Michael B. Kitchen**            CUNA Mutual Life Insurance Company*
                                President and Chief Executive Officer

Reid A. Koenig***               CUNA Mutual Life Insurance Company*
                                Chief Officer - Operations

Daniel E. Meylink, Sr.**        CUNA Mutual Life Insurance Company*
                                Chief Officer - Members  Enterprise

Faye Patzner**                  CUNA Mutual Life Insurance Company*
                                Chief Officer - Legal

* CUNA Mutual Life Insurance Company entered into a permanent affiliation with the CUNA Mutual Insurance Society on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual Insurance Society. The most recent position has been given for those persons who have held more than one position with CUNA Mutual Life Insurance Company or CUNA Mutual Insurance Society during the last five year period.

** Principal place of business is 5910 Mineral Point Road, Madison, Wisconsin 53705.

***    Principal place of business is 2000 Heritage Way, Waverly, Iowa 50677.


ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. The Company is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the Company and may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

In addition, as described in the prospectus under the caption "CUNA Mutual Life Insurance Company," by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Company and the registrant could be considered to be affiliated persons of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                   SEE ORGANIZATION CHARTS ON FOLLOWING PAGE.

                          CUNA Mutual Insurance Society
                  Organizational Chart As Of November 14, 2002

CUNA Mutual Insurance Society
Business:  Life, Health & Disability Insurance
May 20, 1953*
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.       CUNA Mutual Investment Corporation
         Business:  Holding Company
         October 15, 1972*
         State of domicile:  Wisconsin

         CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

             a.       CUMIS Insurance Society, Inc.
                      Business: Corporate Property/Casualty Insurance May 23, 1960*
                      State of domicile:  Wisconsin

                      CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

                          (1) Credit Union Mutual Insurance Society New Zealand Ltd.
                                   Business:  Fidelity Bond Coverage
                                   November 1, 1990*
                                   Country of domicile:  New Zealand
                                   Incorporated in New Zealand on
                                   November 25, 1977
                                   Purchased from New Zealand League on
                                   November 1, 1990

             b.       CUNA Brokerage Services, Inc.
                      Business:  Brokerage
                      July 19, 1985*
                      State of domicile:  Wisconsin

             c.       CUNA Mutual General Agency of Texas, Inc.
                      Business:  Managing General Agent
                      August 14, 1991*
                      State of domicile:  Texas

             d.       MEMBERS Life Insurance Company
                      Business:  Credit Disability/Life/Health
                      February 27, 1976*
                      State of domicile:  Wisconsin
                      Formerly CUMIS Life & CUDIS

             e.       International Commons, Inc.
                      Business:  Special Events
                      January 13, 1981*
                      State of domicile:  Wisconsin

             f.       CUNA Mutual Mortgage Corporation
                      Business:  Mortgage Servicing
                      November 20, 1978* Incorporated
                      December 1, 1995 Wholly Owned
                      State of domicile:  Wisconsin

             g.       CUNA Mutual Insurance Agency, Inc.
                      Business:  Leasing/Brokerage
                      March 1, 1974*
                      State of domicile:  Wisconsin
                      Formerly CMCI Corporation

                      CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

                          (1)      CUNA Mutual Insurance Agency of Alabama, Inc.
                                   Business:  Property & Casualty Agency
                                   May 27, 1993
                                   State of domicile: Alabama

                          (2)      CUNA Mutual Insurance Agency of New Mexico,
                                   Inc.
                                   Business:  Brokerage of Corporate & Personal
                                   Lines
                                   June 10, 1993*
                                   State of domicile: New Mexico

                          (3)      CUNA Mutual Insurance Agency of Hawaii, Inc.
                                   Business:  Property & Casualty Agency
                                   June 10, 1993*
                                   State of domicile: Hawaii

                          (4) CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.
                                   Business:  Property & Casualty Agency
                                   June 24, 1993*
                                   State of domicile:  Mississippi

                          (5)      CUNA Mutual Insurance Agency of Kentucky,
                                   Inc.
                                   Business:  Brokerage of Corporate & Personal
                                   Lines
                                   October 5, 1994*
                                   State of domicile: Kentucky

                          (6)      CUNA Mutual Insurance Agency of
                                   Massachusetts, Inc.
                                   Business: Brokerage of Corporate & Personal
                                   Lines
                                   January 27, 1995*
                                   State of domicile: Massachusetts

             h.       Stewart Associates Incorporated
                      Business: Insurance Agency for Credit Insurance, Collateral Protection, Mechanical Breakdown
                      March 6, 1998
                      State of domicile:  Wisconsin

             i.       CMG Mortgage Assurance Company
                      Formerly Investors Equity Insurance Company, Inc.
                      Business:  Private Mortgage Insurance
                      50% ownership by CUNA Mutual Investment Corporation 50% ownership by PMI Mortgage Insurance Company Incorporated in California on March 3, 1969 Acquired by CUNA Mutual Investment Corporation April 14, 1994
                      State of domicile:  Wisconsin

             j.       CUNA Mutual Business Services, Inc.
                      Business:  Financial Services
                      Incorporated April 22, 1974
                      Wholly owned March 6, 2000
                      State of domicile:  Wisconsin

             k.       Lending Call Center Services, LLC
                      Business: Provides Lending Call Center Services & Lending Solutions to Credit Unions
                      Incorporated June 24, 2002
                      Owned by a sole Class A Owner - APPRO Systems, Inc.
                      Owned by a sole Class B Owner - CUNA Mutual Investment Corporation

2.       C.U.I.B.S. Pty. Ltd.
         Business:  Brokerage
         February 18, 1981*
         Country of domicile:  Australia

3.       CUNA Caribbean Insurance Society Limited
         Business:  Life and Health
         July 4, 1985*
         Country of domicile:  Trinidad and Tobago

         CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

             a.       CUNA Caribbean Insurance Services Limited
                      Business: Consultants, Advisors and Managers for Insurance & Pension Plans
                      Incorporated November 26, 1991
                      Country of domicile:  Trinidad and Tobago

4.       CUNA Mutual Australia Holding Co. Pty. Ltd.
         Business:  Holding Company
         September 17, 1999*
         Country of domicile:  Australia

         CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:

             a.       CUNA Mutual Life Australia, Ltd.
                      Business:  Life Insurance
                      October 15, 1999
                      Country of domicile:  Australia

5.       CUNA Mutual Group, Limited
         Business:  Brokerage
         May 27, 1998
         Country of domicile:  U.K.

* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.       C.U. Family Insurance Services, Inc./Colorado
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Colleague Services Corporation
         September 1, 1981

2.       C.U. Insurance Services, Inc./Oregon
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Oregon Credit Union League
         December 27, 1989

3.       The CUMIS Group Limited
         63.3% ownership by CUNA Mutual Insurance Society
         December 31, 1991

         The CUMIS Group Limited is the 100% owner of the following companies:

             a.       CUMIS Life Insurance Company
                      Business: Creditor Group, Individual Life and Disability Insurance
                      January 1, 1977
                      Country of domicile:  Canada

             b.       CUMIS General Insurance Company
                      Business:  Property & Casualty Insurance
                      July 1, 1980
                      Country of domicile:  Canada

             c.       MemberCARE Financial Services Limited
                      Business: Serve as a partner with CUMIS Life for the deliver of the MemberCARE Financial Services Program August 1, 1993
                      Country of domicile:  Canada

             d.       MemberCARE Financial Services Partnership
                      Originally formed on January 1, 1994 as a partnership between Co-operators Life Insurance Company and CUMIS Life Insurance Company.
                      January 1, 1997 - CUMIS Life purchased 49.5% of Co-operator's interest in the partnership (bringing their total to 99.5%) and MemberCARE Financial Services Limited purchased 0.5%.
                      Country of domicile:  Canada

             e.       Canadian Northern Shield Insurance Company
                      Business:  Property & Casualty Insurance
                      February 1, 1985
                      Country of domicile:  British Columbia, Canada

             f.       CUMIS Services Limited
                      Business: Acquisitions and Insurance Agency Management Services
                      June 1, 2000
                      Country of domicile:  Canada

             g.       WESTCU Insurance Services Limited
                      Business:  Insurance Agency Management
                      June 21, 2000
                      Country of domicile:  Westminster, Canada

4.       MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         January 1, 1992

5.       CUNA Mutual Insurance Agency of Ohio, Inc.
         1% of value owned by Boris Natyshak (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee.
         99% of value owned by CUNA Mutual Insurance Agency, Inc. DUE to Ohio regulations, CUNA Mutual Insurance Agency, Inc. Holds no voting stock in this corporation.
         June 14, 1993

6.       CMG Mortgage Insurance Company (formerly Investors Mortgage Insurance
         Company)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Mortgage Insurance Company
         April 14, 1994

7.       Cooperators Life Assurance Society Limited (Jamaica)
         CUNA Mutual Insurance Society owns 122,500 shares
         Jamaica Co-op Credit Union League owns 127,500 shares
         May 10, 1990

8.       CU Interchange Group, Inc.
         Owned by CUNA Strategic Services, Inc. and various state league organizations
         December 15, 1993 - CUNA Mutual Investment Corporation purchased 100 shares stock

9.       CMG Mortgage Reinsurance Company
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Insurance Company
         July 26, 1999

10.      Credit Union Service Corporation
         Atlanta, Georgia
         Owned by Credit Union National Association, Inc. and 18 state league organizations
         March 26, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

11. CUNA Mutual Australia Limited (formerly finsure.australia limited) 100% ownership by CUNA Mutual Australia Holding Company Pty. Limited October 15, 1999

         CUNA Mutual Australia Limited is the 100% owner of the following companies:

             a. CUNA Mutual Insurance Brokers Pty Limited (formerly NCUIS Insurance Brokers Pty Limited)
                      Business: Provides Insurance Brokerage Capability

             b. CUNA Mutual Underwriting (Agencies) Pty Limited (formerly NCUIS Underwriting (Agencies) Pty Limited), which itself is a wholly-owned subsidiary of CUNA Mutual Insurance Brokers Pty Limited
                      Business: Provides Insurance Brokerage Capability

             c. CUNA Mutual Technology Services Australia Pty Limited (formerly Direct Insurance Network International Pty Limited)
                      Business: Provides Technology Solutions in Support of Our Insurance Operations

12.      CUNA Strategic Services, Inc.
         CUNA Mutual Insurance Society owns 200.71 shares
         December 31, 1999

Partnerships

1.       CM CUSO Limited Partnership, a Washington Partnership
         CUMIS Insurance Society, Inc. - General Partner
         Credit Unions in Washington - Limited Partners
         June 14, 1993

1.        "Sofia LTD." (Ukraine)
         99.96% ownership by CUNA Mutual Insurance Society
         .04% ownership by CUMIS Insurance Society, Inc.
         March 6, 1996

2.       'FORTRESS' (Ukraine)
         80% ownership by "Sofia LTD."
         19% ownership by The Ukrainian National Association of Savings and Credit Unions
         1% ownership by Service Center by UNASCU
         September 25, 1996

3.       MEMBERS Development Company LLC
         49% ownership by CUNA Mutual Investment Corporation
         51% ownership by Credit Unions & CUSOs
         September 24, 1999

4.       The Center for Credit Union Innovation LLC
         33.3% ownership by CUNA Mutual Insurance Society
         33.3% ownership by CUNA & Affiliates
         33.3% ownership by American Association of Credit Union Leagues January 5, 2000

5.       HRValue Group LLC
         49% ownership by CUNA Mutual Investment Corporation
         51% ownership by Leagues & League Service Organizations
         December 1, 2000

Affiliated (Nonstock)

1.       CUNA Mutual Group Foundation, Inc.
         July 5, 1967

2.       CUNA Mutual Life Insurance Company
         July 1, 1990

                       CUNA Mutual Life Insurance Company
                  Organizational Chart As Of November 14, 2002

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End:  December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.       MEMBERS Capital Advisors, Inc.
         An Iowa Business Act Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         50% ownership by CUNA Mutual Investment Corporation
         July 16, 1982

         MEMBERS Capital Advisors, Inc. is the investment adviser of:
         Ultra Series Fund
         MEMBERS Mutual Funds

2.       Plan America Program, Inc.
         A Maine Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         March 9, 1995

3.       CMIA Wisconsin, Inc.
         A Wisconsin Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         May 29, 1998

4.       League Insurance Agency, Inc.
         (Wholly owned by CMIA Wisconsin, Inc.)
         Business:  Insurance Agency
         Incorporated on August 16, 1973
         Acquired on August 31, 2000
         State of domicile:  Connecticut

         League Insurance Agency is the 100% owner of the following subsidiary:

             a.       Member Protection Insurance Plans
                      Business:  Insurance Agency
                      Incorporated on August 21, 1991
                      Acquired on August 31, 2000
                      State of domicile:  Connecticut

ITEM 30. INDEMNIFICATION

Section 10 of the Bylaws of the Company and Article VIII, Section 4 of the Company's charter together provide for indemnification of officers and directors of the Company against claims and liabilities that such officers and/or directors become subject to by reason of having served as an officer or director of the Company or any subsidiary or affiliate of the Company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such officers or directors in the line of duty as an officer or director, except liability arising out of an officer's or a director's willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 31. PRINCIPAL UNDERWRITER

CUNA Brokerage is the registrant's principal underwriter and for certain variable life insurance contracts issued by CUNA Mutual Life Variable Account. CUNA Brokerage is also principal underwriter for the Ultra Series Fund, an underlying Fund for the Company's variable products. CUNA Brokerage is the distributor of MEMBERS Mutual Funds, a group of open-end investment companies.

Officers and Directors of CUNA Brokerage.

Name and Principal          Positions and Offices  Positions and Offices
Business Address            With the Underwriter   With Registrant
------------------          ---------------------  -----------------

Grael B. Barker             Director               None

Laurie Carlson*             Assistant Secretary    Law Specialist I

Timothy L. Carlson**        Assistant Treasurer    None

David S. Emery              Vice President         Division Vice President Credit
9500 Cleveland Ave. #210                           Union Services
Rancho Cucamonga, CA 91730

Dennis J. Godfrey           Director               None

James E. Gowan*            Director                Vice President Relationship
                                                   Management Sales

Kevin T. Lenz*             Director                Senior VP, Member Marketing & Sales

Tracy K. Lien*             Assistant Secretary     Recording Secretary/Technical Writer

Timothy Halevan**          Chief Compliance        None
                           Officer

John W. Henry*             Director &              Vice President
                           Vice President

Michael G. Joneson*        Secretary & Treasurer   Forecasting & Planning
                                                   Vice President, Finance

Marcia L. Martin**         President               President Broker/Dealer Ops

Faye A. Patzner*           Vice President -        Chief Officer - Legal
                           General Counsel

Mark T. Warshauer*         Director                Sr. VP, Sales & Marketing & Client Services

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between the Company and CUNA Brokerage Services and the Related Servicing Agreement between the Company and CUNA Brokerage Services specify the services provided by each party. Those contracts have been filed as exhibits under Item 27(3)(a). The Company pays a dealer concession of approximately six percent, as more fully described in Schedule A of the Servicing Agreement. The total dealer's concession for the year ended December 31, 2001, was $18,250,080.00. The contracts provide that the Company performs certain functions on behalf of the distributor. For example, the Company sends confirmation statements to Owners and the Company maintains payroll records for the registered representatives. Some of the dealer concession is used to reimburse the Company for the services it performs on behalf of the distributor.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

         (1)                  (2)                 (3)              (4)            (5)
        NAME OF       NET UNDERWRITING
      PRINCIPAL        DISCOUNTS AND       COMPENSATION ON     BROKERAGE
     UNDERWRITER        COMMISSIONS           REDEMPTION      COMMISSIONS    COMPENSATION
    --------------    ----------------     ---------------    -----------    ------------

    CUNA Brokerage          [____]               [____]          [____]          [___]
      Services

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 33. MANAGEMENT SERVICES

         All management contracts are discussed in Part A or Part B.

ITEM 34. FEE REPRESENTATION

         The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, CUNA Mutual Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 10th day of April, 2003.


                               CUNA MUTUAL LIFE VARIABLE ACCOUNT (REGISTRANT) BY CUNA MUTUAL LIFE INSURANCE COMPANY



                               By: /s/ Michael B. Kitchen
                                   ------------------------------
                                   Michael B. Kitchen
                                   President



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, CUNA Mutual Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 10th day of April, 2003.


                               CUNA MUTUAL LIFE INSURANCE COMPANY (DEPOSITOR)



                               By: /s/Michael B. Kitchen
                                   ------------------------------
                                   Michael B. Kitchen
                                   President

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE AND TITLE               DATE              SIGNATURE AND TITLE               DATE

/S/JAMES C. BARBRE                  *         /S/MICHAEL B. KITCHEN                  04/10/03
-------------------------------               ------------------------------
James C. Barbre, Director                     Michael B. Kitchen, Director

/S/ROBERT W. BREAM                  *         /S/BRIAN L. MCDONNELL                     *
-------------------------------               ------------------------------
Robert W. Bream, Director                     Brian L. McDonnell, Director

/S/JAMES L. BRYAN                   *         /S/C. ALAN PEPPERS                        *
-------------------------------               ------------------------------
James L. Bryan, Director                      C. Alan Peppers, Director

/S/LORETTA M. BURD                  *         /S/NEIL A. SPRINGER                       *
-------------------------------               ------------------------------
Loretta M. Burd, Director                     Neil A. Springer, Director

/S/RALPH B. CANTERBURY              *         /S/MARGARET GALLARDO-CORTEZ            04/10/03
-------------------------------               ------------------------------
Ralph B. Canterbury, Director                 Margaret Gallardo-Cortez,
                                              Attorney-In-Fact

/S/RUDOLF J. HANLEY                 *         /S/FAROUK D. G. WANG                      *
-------------------------------               ------------------------------
Rudolf J. Hanley, Director                    Farouk D. G. Wang, Director

/S/JERALD R. HINRICHS               *         /S/LARRY T. WILSON                        *
-------------------------------               ------------------------------
Jerald R. Hinrichs, Director                  Larry T. Wilson, Director

    *Pursuant to Powers of Attorney filed herewith

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

    SIGNATURE AND TITLE                                       DATE

    /s/ Jeffrey D. Holley                                  04/10/2003
    ----------------------------                         --------------
    Jeffrey D. Holley
    Chief Financial Officer

    /s/ Michael B. Kitchen                                 04/10/2003
    ----------------------------                         --------------
    Michael B. Kitchen
    President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibits
--------

 7.      Reinsurance Contracts.

18.      Consent of Independent Accountants

19.      Powers of Attorney